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                              INFORMATION STATEMENT


                                 RELATING TO THE


                           REINCORPORATION IN DELAWARE


                                BY THE MERGER OF


                             SUREQUEST SYSTEMS, INC.
                             (A NEVADA CORPORATION)


                                      INTO


                             SureQuest Systems, Inc.
                            (A DELAWARE CORPORATION)




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                             SUREQUEST SYSTEMS, INC.
                   13606 T.I. Blvd. * Dallas, Texas 75243
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                                 March 31, 2003

                        NOTICE OF ACTION OF STOCKHOLDERS

DEAR SHAREHOLDER:

         NOTICE IS HEREBY GIVEN that we have received written consents in lieu of a meeting from stockholders representing a majority of our outstanding shares of voting stock approving the reincorporation of SUREQUEST SYSTEMS, INC., a Nevada corporation ("SureQuest Nevada") in Delaware by merger with and into our wholly-owned Delaware subsidiary, SUREQUEST SYSTEMS, INC. ("SureQuest Delaware").

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                        WE ARE NOT ASKING YOU FOR A PROXY
                AND YOU ARE REQUESTED NOT TO SEND US A PROXY.
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         As of the close of business on February 26, 2003, the record date for shares entitled to notice of and to sign written consents in connection with the reincorporation, there were 41,775,686 shares of our common stock and 44,667 shares of preferred stock outstanding. In connection with the reincorporation, each share of our common stock is entitled to one vote and each share of our preferred stock is entitled to 800 votes because each share of preferred stock is entitled to vote the number of shares of common stock issuable upon conversion. Prior to the mailing of this Information Statement, certain of our officers, directors, affiliates and other owners of preferred stock, who represent a majority of our outstanding voting shares, signed written consents approving the reincorporation. As a result, the Plan and Agreement of Merger has been approved and neither a meeting of our stockholders nor additional written consents are necessary. The reincorporation is intended to be effected on 20 days after the mailing of this Information Statement and will result in:

(i) SureQuest Nevada being governed by the laws of the State of Delaware;
(ii) your right to receive one share of common stock of SureQuest Delaware for each forty shares of common stock of SureQuest Nevada owned by you as of the record date of the reincorporation;
(iii) the persons serving presently as officers and directors of SureQuest Nevada to serve in their respective capacities after the reincorporation;
(iv) the outstanding shares of Series A Convertible Preferred Stock of SureQuest Nevada being converted into approximately 36,338,556 shares of SureQuest Delaware's common stock that will represent approximately 98.3% of the total number of outstanding shares of SureQuest Delaware after the reincorporation;
(v) SureQuest Delaware's Certificate of Incorporation authorizing the issuance of 100,000,000 shares of common stock and 10,000,000 shares of preferred stock;
(vi) authority to adopt the 2003 Directors, Officers and Consultants Stock Option, Stock Warrant and Stock Award Plan; and (vii) the board of directors to be divided into three classes which shall be as nearly equal in number as possible. A classified board of directors could make it more difficult for shareholders, including those holding a majority of SureQuest Delaware's outstanding stock, to force an immediate change in the composition of a majority of the board of directors.

See "Reincorporation in Delaware -Principal Features of the Reincorporation."

         The Plan and Agreement of Merger provides for the mandatory exchange of certificates representing shares of SureQuest Nevada for certificates representing shares of SureQuest Delaware. We urge you to follow the instructions set forth in the attached Information Statement under "How to Exchange SureQuest Nevada Certificates for SureQuest Delaware Certificates" to surrender certificates representing shares of SureQuest Nevada for certificates representing SureQuest Delaware.

By Order of the Board of Directors,

/s/C. Scott Sykes, Jr.
--------------------------------
C. Scott Sykes, Jr., Chief Executive Officer




                                     SUMMARY

Transaction:          Reincorporation in Delaware.

Purpose: To provide greater flexibility and simplicity in corporate transactions, reduce taxes and other costs of doing business, and reduce the amount of short sales of our common stock. See "Reincorporation in Delaware-Principal Reasons for Reincorporation."

                      The purpose of this Information Statement is to inform holders of SureQuest Nevada Common Stock or SureQuest Nevada Preferred Stock who have not given SureQuest Nevada their written consent to the foregoing corporate actions of such actions and their effects. See "Rights of Dissenting Shareholders."

Record Date:          February 26, 2003.

Method: Merger of SureQuest Nevada with and into our wholly owned subsidiary, SureQuest Delaware. See "Reincorporation in Delaware-Principal Features of the Reincorporation."

Exchange Ratios: One share of common stock of SureQuest Delaware for each forty shares of common stock of SureQuest Nevada owned by you as of the record date of the reincorporation and one share of SureQuest Nevada common stock will be issued for each fractional share of SureQuest Delaware common stock that would otherwise be issued. See "Reincorporation in Delaware-Principal Features of the Reincorporation."

Effective Date:       20 days after mailing of this Information Statement.

Right to Dissent      Any SureQuest Nevada stockholder is entitled to be paid
                      the fair value of his or her To Reincorporation shares if the stockholder dissents to the reincorporation or any of the actions resulting from or in connection with the reincorporation, including the exchange ratio of the SureQuest Nevada common stock for SureQuest
                      Delaware common stock.  See "Rights
                      of Dissenting Shareholders."

Anti-Takeover         The anti-takeover provisions of the SureQuest Delaware
Provisions            Certificate of Incorporation are designed to minimize the
                      possibility of a sudden acquisition of control of SureQuest Delaware which has not been negotiated with and approved by the SureQuest Delaware board of directors.
                      These provisions may tend to make it more difficult to remove the incumbent members of the board of directors.
                      Similar provisions are not contained in SureQuest Nevada's
                      Articles of Incorporation and bylaws. Therefore, the reincorporation significantly changes the nature of the anti-takeover provisions and their effect. See "Defenses
                      Against Hostile Takeovers."

Additional            Mandatory exchange of outstanding certificates
Provisions:           representing shares of SureQuest Nevada common stock for
                      certificates representing shares of SureQuest Delaware common stock. See "Reincorporation in Delaware-How to Exchange SureQuest Nevada Certificates for
                      SureQuest Delaware Certificates."


                              QUESTIONS AND ANSWERS

         This Information Statement is first being sent to stockholders on or about March 31, 2003. The following questions and answers are intended to respond to frequently asked questions concerning the reincorporation of SureQuest Nevada in Delaware. These questions do not, and are not intended to, address all the questions that may be important to you. You should carefully read the entire Information Statement, as well as its appendices and the documents incorporated by reference in this Information Statement.

Q:  Why is SureQuest Nevada reincorporating in Delaware?

A: We believe that the Reincorporation in Delaware will give us more flexibility and simplicity in various corporate transactions. Delaware has adopted a General Corporation Law that includes by statute many concepts created by judicial rulings in other jurisdictions and provides additional rights in connection with the issuance and redemption of stock. In addition, we believe that there are a substantial number of our shares that have been sold "short" without the delivery of certificates representing the shares sold. This is known as a "naked short" and, we believe, has resulted in significant downward pressure on the value of our common stock. Nevada law permits us to require the delivery of certificates representing our shares when there is a change in our capital structure and, thereby, reduce the number of "naked short" positions affecting the price of our common stock. In addition, management believes that due to the large amount of issued and outstanding shares of common stock and the small percentage of management's ownership interest, does not allow for the direction of our affairs. The reincorporation and plan of merger will provide management the necessary control to direct our future business operations.

Q: Why isn't SureQuest Nevada holding a meeting of stockholders to approve the reincorporation?

A: The board of directors has already approved the reincorporation plan and has received the written consent of officers, directors, and affiliates that represent a majority of our outstanding shares of common stock and other voting interests. Under the Nevada Revised Statutes ("NRS") and our Articles of Incorporation this transaction may be approved by the written consent of a majority of the shares entitled to vote. Since we have already received written consents representing the necessary number of shares, a meeting is not necessary and represents a substantial and avoidable expense.

Q:  What are the principal features of the reincorporation?

A: The reincorporation will be accomplished by a merger of SureQuest Nevada with and into our wholly owned subsidiary, SureQuest Delaware. One new share of the SureQuest Delaware common stock will be issued for each forty shares of our common stock and 800 new shares of SureQuest Delaware common stock will be issued for each share of our Series A Convertible Preferred Stock that is held by our stockholders on the record date for the reincorporation. In addition, one new share of SureQuest Delaware will be issued for any fractional share that would be issuable as a result of the reincorporation. The shares of SureQuest Nevada will cease to trade on the over-the-counter bulletin board market and the shares of SureQuest Delaware will begin trading in their place beginning on or about the Effective Date, under CUSIP number 868663 10 5 and a new trading symbol which has not yet been assigned.

Q:  How will the reincorporation affect my ownership of SureQuest Nevada?

A: After the effective date of the reincorporation and the exchange of your stock certificates, you will own the same class but a lesser percentage of SureQuest Delaware because the conversion ratio of the Series A Convertible Preferred Stock is not affected by the one for forty exchange ratio of the common stock of SureQuest Delaware.

Q: How will the reincorporation affect the owners, officers, directors and employees of SureQuest Nevada?

A: Our officers, directors and employees will become the officers, directors and employees of SureQuest Delaware after the effective date of the reincorporation.

Q:  How will the reincorporation affect the business of SureQuest Nevada?

A: SureQuest Delaware will continue its business at the same locations and with the same assets. SureQuest Nevada will cease to exist on the effective date of the reincorporation.

Q: How do I exchange certificates of SureQuest Nevada for certificates of SureQuest Delaware?

A: Enclosed with this Information Statement is a letter of transmittal and instructions for surrendering certificates representing our shares. If you are a record stockholder, you should complete the letter of transmittal and send it with certificates representing your shares to the address set forth in the letter. Upon surrender of a certificate for cancellation with a duly executed letter of transmittal, SureQuest Delaware will issue a new certificate representing the number of whole shares of SureQuest Delaware as soon as practical after the effective date of the reincorporation.

Q:  What happens if I do not surrender my certificates of SureQuest Nevada?

A: YOU ARE REQUIRED TO SURRENDER CERTIFICATES REPRESENTING SHARES OF SUREQUEST NEVADA TO RECEIVE SHARES OF SureQuest Delaware. The board of directors has determined that a reasonable time for the exchange of certificates is 60 days after the effective date of the merger. All shares of SureQuest Nevada outstanding after the effective date of the reincorporation will be cancelled if not exchanged within the time specified. Until you receive shares of SureQuest Delaware you are not entitled to receive notice of or vote at shareholder meetings or receive dividends or other distributions on the shares of SureQuest Nevada.

Q:  What if I have lost SureQuest Nevada certificates?

A: If you have lost your SureQuest Nevada certificates, you should contact our transfer agent as soon as possible to have a new certificate issued. You may be required to post a bond or other security to reimburse us for any damages or costs if the certificate is later delivered for conversion. Our transfer agent may be reached at:

         Atlas Stock Transfer Corporation
         5899 South State Street
         Salt Lake City, Utah 84107
         Telephone: (801) 266-7151
         Facsimile: (801) 262-0907

Q:  Can I require SureQuest Nevada to purchase my stock?

A: Yes. Under the NRS, you are entitled to appraisal and purchase of your stock as a result of the reincorporation.

Q:  Who will pay the costs of reincorporation?

A: SureQuest Nevada will pay all of the costs of Reincorporation in Delaware, including distributing this Information Statement. We may also pay brokerage firms and other custodians for their reasonable expenses for forwarding information materials to the beneficial owners of our common stock. We do not anticipate contracting for other services in connection with the reincorporation. Each stockholder must pay the costs of exchanging their certificates for new certificates.

Q:  Will I have to pay taxes on the new certificates?

A: We believe that the reincorporation is not a taxable event and that you will be entitled to the same basis in the shares of SureQuest Delaware that you had in our common stock. EVERYONE'S TAX SITUATION IS DIFFERENT AND YOU SHOULD CONSULT WITH YOUR PERSONAL TAX ADVISOR REGARDING THE TAX EFFECT OF THE REINCORPORATION.



                                 STOCK OWNERSHIP

         The following table sets forth information as of February 26, 2003, regarding the beneficial ownership of our common stock (i) by each person or group known by our management to own more than 5% of the outstanding shares of our common stock, (ii) by each director, the chief executive officer and each of the other executive officers that were paid more than $100,000 during the last fiscal year, and (iii) by all directors and executive officers as a group. Unless otherwise noted, each person has sole voting and investment power over the shares indicated below, subject to applicable community property laws.

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                   Name                       Shares Beneficially Owned(1)                Percentage of
                                                                                    Outstanding Shares(3)(4)
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                                              Before(3)         After(4)            Before(3)           After(4)
                                           Reincorporation  Reincorporation     Reincorporation   Reincorporation
====================================================================================================================
C. Scott Sykes, Jr.(2)                      19,686,794(2)       19,686,794           47.13%             54.18%
Charles S. Sykes Irrevocable Trust(2)        1,100,000           1,100,000            2.63%              3.03%
Susan R. Spooner, Executrix of Estate of     5,105,234           5,105,234           12.22%             14.05%
Lois F. Sykes, dec'd
Alma Sudderth(5)                             2,682,116           2,682,116            6.42%              7.38%
Stan Janczyk                                   919,324              22,983            2.20%              0.00%
Sebastian and Judith Freidt(6)               2,825,670           1,482,719            6.76%              4.08%
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All Officers and Directors as               23,288,234          22,391,893           55.75%             61.56%
 a group (3 Persons)
====================================================================================================================

(1) Beneficial owner of a security means any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares voting power, investment power or the power to dispose, or to direct the disposition of, such security.
(2) Mr. Sykes has the right to acquire directly 15,072,444 shares of the Company's common stock in lieu of deferred compensation. Mr. Sykes' shares include 15,885,698 shares through VIG Holdings, LLC, a limited liability company, which, as sole member, he beneficially controls. The Charles S. Sykes Irrevocable Trust was initiated by Mr. Sykes' father's Trust and is controlled by his mother, Kate F. Sykes, as trustee.
(3) Percentage of beneficial ownership before reincorporation is based on 41,775,686 shares of common stock outstanding as of the record date. In computing an individual's beneficial ownership, the number of common shares issuable upon conversion of preferred stock within 60days of February 26, 2003, are deemed outstanding. Such shares, however, are not deemed outstanding for the purpose of computing the beneficial ownership of any other person.
(4) Percentage of beneficial ownership after reincorporation is based on 36,338,556 shares of common stock to be outstanding immediately after the Effective Date, including shares of common stock issuable on automatic conversion of preferred stock because of the reincorporation, subject only to insignificant differences relating to the elimination of fractional shares.
(5) Includes the shares owned by Mr. and Mrs. Sudderth and by all members of her families. (6) Includes the right to acquire shares by Mr. and Mrs. Freidt both individually and jointly.


                           REINCORPORATION IN DELAWARE

         The following discussion summarizes certain aspects of the Reincorporation of SureQuest Nevada in Delaware. This summary does not include all of the provisions of the Agreement and Plan of Merger between SureQuest Nevada and SureQuest Delaware, a copy of which is attached hereto as Exhibit "A," or the Certificate of Incorporation of SureQuest Delaware (the "Delaware Certificate"), a copy of which is attached hereto as Exhibit "B." Copies of the Articles of Incorporation and the By-Laws of SureQuest Nevada (the "SureQuest Nevada Articles" and the "SureQuest Nevada By-Laws," respectively) and the By-Laws of SureQuest Delaware (the "SureQuest Delaware By-Laws") are available for inspection at the principal office of SureQuest Delaware and copies will be sent to shareholders upon request.

Principal Reasons for Reincorporation

         The Board of Directors believes that the Reincorporation will give SureQuest Nevada a greater measure of flexibility and simplicity in corporate governance than is available under Nevada law and will increase the marketability of SureQuest Nevada's securities.

         The State of Delaware is recognized for adopting comprehensive modern and flexible corporate laws which are periodically revised to respond to the changing legal and business needs of corporations. For this reason, many major corporations have initially incorporated in Delaware or have changed their corporate domiciles to Delaware in a manner similar to that proposed by SureQuest Nevada. Consequently, the Delaware judiciary has become particularly familiar with corporate law matters and a substantial body of court decisions has developed construing Delaware law. Delaware corporate law, accordingly, has been, and is likely to continue to be, interpreted in many significant judicial decisions, a fact which may provide greater clarity and predictability with respect to SureQuest Nevada's corporate legal affairs. For these reasons, the Board of Directors believes that SureQuest Nevada's business and affairs can be conducted to better advantage if SureQuest Nevada is able to operate under Delaware law. See "Certain Significant Differences between the Corporation Laws of Delaware and Nevada."

Principal Features of the Reincorporation

         The Reincorporation will be effected by the merger of SureQuest Nevada with and into SureQuest Delaware, a wholly-owned subsidiary of SureQuest Nevada is incorporated under the Delaware General Corporation Law (the "DGCL") for the sole purpose of effecting the Reincorporation. The Reincorporation will become effective upon the filing of the requisite merger documents in Delaware and Nevada, which filings will occur on the Effective Date, or as soon as practicable thereafter. Following the Merger, SureQuest Delaware will be the surviving corporation and will operate under the name "SureQuest Systems, Inc."

         On the Effective Date, (i) each forty outstanding shares of SureQuest Nevada common stock, $.001 par value, shall be converted into one share of SureQuest Delaware common stock, $.001 par value, (ii) any fractional shares of SureQuest Delaware common stock that a holder of shares of SureQuest Nevada common stock would otherwise be entitled to receive upon exchange of his SureQuest Nevada common stock will be canceled with the holder thereof being entitled to receive one whole share of common stock of SureQuest Delaware common stock, and (iii) each outstanding share of SureQuest Nevada common stock held by SureQuest Nevada shall be retired and canceled and shall resume the status of authorized and unissued the SureQuest Delaware stock.

         No certificates or scrip representing fractional shares of SureQuest Delaware common stock will be issued upon the surrender for exchange of SureQuest Nevada common stock and no dividend or distribution of SureQuest Nevada shall relate to any fractional share, and no fractional SureQuest Delaware common stock interest will entitle the owner thereof to vote or to any right of a stockholder of SureQuest Nevada. In lieu thereof, the Transfer Agent will issue to each holder otherwise entitled to a fractional share of SureQuest Nevada common stock one whole share of common stock of SureQuest Delaware.

         At the Effective Date, SureQuest Nevada will be governed by the Delaware Certificate, the SureQuest Delaware By-Laws and the DGCL, which include a number of provisions that are not present in the SureQuest Nevada Articles, the SureQuest Nevada By-Laws or the NRS. Accordingly, as described below, a number of significant changes in shareholders' rights will be effected in connection with the Reincorporation, some of which may be viewed as limiting the rights of shareholders. In particular, the Delaware Certificate includes a provision authorized by the DGCL that would limit the liability of directors to SureQuest Delaware and its stockholders for breach of fiduciary duties. The Delaware Certificate will provide directors and officers with modern limited liability and indemnification rights authorized by the DGCL. The Board of Directors believes that these provisions will enhance its ability to attract and retain qualified directors and encourage them to continue to make entrepreneurial decisions on behalf of SureQuest Delaware. Accordingly, implementation of these provisions has been included as part of the Reincorporation. SureQuest Nevada believed that the Reincorporation will contribute to the long-term quality and stability of SureQuest Nevada's governance. The Board of Directors has concluded that the benefit to shareholders of improved corporate governance from the Reincorporation outweighs any possible adverse effects on shareholders of reducing the exposure of directors to liability and broadening director indemnification rights.

         Upon consummation of the Merger, the daily business operations of SureQuest Delaware will continue as they are presently conducted by SureQuest Nevada, at SureQuest Nevada's principal executive offices at 13606 T.I. Blvd., Dallas, Texas 75243. The authorized capital stock of SureQuest Delaware will consist of 100,000,000 shares of common stock, par value $.001 per share ("SureQuest Delaware common stock"), 10,000,000 shares of preferred stock, $.001 par value per share (collectively, the "Delaware Preferred Stock"). The Delaware Preferred Stock will be issuable in series by action of the New Board of Directors. The New Board of Directors will be authorized, without further action by the stockholders, to fix the designations, powers, preferences and other rights and the qualifications, limitations or restrictions of the unissued Delaware Preferred Stock including shares of Delaware Preferred Stock having preferences and other terms that might discourage takeover attempts by third parties.

         The New Board of Directors will consist of those persons presently serving on the board of directors of SureQuest Nevada. The individuals who will serve as executive officers of SureQuest Delaware are those who currently serve as executive officers of SureQuest Nevada. Such persons and their respective terms of office are set forth below under the caption "Reincorporation in Delaware - Officers and Directors."

         Pursuant to the terms of the Agreement and Plan of Merger, the Merger may be abandoned by the Board of Directors of SureQuest Nevada and SureQuest Delaware at any time prior to the Effective Date. In addition, the Board of Directors of SureQuest Nevada may amend the Agreement and Plan of Merger at any time prior to the Effective Date provided that any amendment made may not, without approval by the Majority Holders, alter or change the amount or kind of SureQuest Delaware common stock to be received in exchange for or on conversion of all or any of SureQuest Nevada Common Stock, alter or change any term of the Delaware Certificate or alter or change any of the terms and conditions of the Agreement and Plan of Merger if such alteration or change would adversely affect the holders of SureQuest Nevada common stock.

How to Exchange SureQuest Nevada Certificates for the SureQuest Delaware Certificates

         Enclosed are (i) a form letter of transmittal and (ii) instructions for effecting the surrender of SureQuest Nevada Certificates in exchange for SureQuest Delaware Certificates. Upon surrender of a SureQuest Nevada Certificate for cancellation to SureQuest Delaware, together with a duly executed letter of transmittal, the holder of such SureQuest Nevada Certificate shall, as soon as practicable following the Effective Date, be entitled to receive in exchange therefor a SureQuest Nevada Certificate representing that number of whole shares of SureQuest Delaware common stock into which SureQuest Nevada Common Stock theretofore represented by SureQuest Nevada Certificate so surrendered have been converted in the Merger and SureQuest Nevada Certificate so surrendered will be canceled.

         Because of the Reincorporation in Delaware as a result of the Merger, holders of SureQuest Nevada Common are not required to exchange their SureQuest Nevada Certificates for SureQuest Delaware Certificates. Dividends and other distributions declared after the Effective Date with respect to SureQuest Delaware common stock and payable to holders of record thereof after the Effective Date will be paid to the holder of any unsurrendered SureQuest Nevada Certificate with respect to the shares of SureQuest Delaware common stock, which by virtue of the Merger are represented thereby and such holder will be entitled to exercise any right as a holder of SureQuest Delaware common stock, until such holder has surrendered SureQuest Nevada Certificate.

Capitalization

         The authorized capital of SureQuest Nevada, on the Record Date, consisted of 50,000,000 shares of SureQuest Nevada common stock, $.001 par value and 1,000,000 shares of Preferred Stock, $.001 par value. Approximately 41,775,686 shares of SureQuest Nevada common stock and no shares of Preferred Stock were outstanding. Prior to the Record Date and prior to the date of this Information Statement, 17,566,665 shares of Common Stock were exchanged for 43,917 shares of Series A Convertible Preferred Stock and an additional 750 shares of Series A Convertible Preferred Stock were issued. After the Effective Date of the Reincorporation, the Series A Convertible Preferred Stock automatically converts into approximately 35,733,330 shares of Common Stock. Prior to conversion, the Series A Convertible Preferred Stock has the same number of votes as if all shares of Preferred Stock had been converted into Common Stock immediately prior to the taking of the vote. The authorized capital of SureQuest Delaware, which will be the authorized capital of SureQuest Nevada after the Reincorporation, consists of 100,000,000 shares of Common Stock, par value $.001 per share ("SureQuest Delaware common stock") and 10,000,000 shares of preferred stock, $.001 par value per share (the "Delaware Preferred Stock"). After the Merger and the resulting automatic conversion of the Series A Convertible Preferred Stock, SureQuest Delaware will have outstanding approximately 36,338,556 shares of Common Stock. 10,000,000 shares but not less than fifteen percent (15%) of the issued and outstanding shares of SureQuest Delaware common stock will be reserved for issuance under the 2003 Directors and Officers Stock Option and Stock Award Plan. Accordingly, on the Effective Date, the New Board of Directors will have available approximately 53,661,444 shares of Common Stock and 10,000,000 shares of Delaware Preferred Stock which are authorized but presently unissued and unreserved, and which will be available for issuance from time to time in connection with, acquisitions of other companies and other corporate purposes. The Reincorporation will not affect total stockholder equity or total capitalization of SureQuest Nevada. Series A Convertible Preferred Stock outstanding prior to the Effective Date was issued in exchange for 17,566,665 shares of SureQuest Nevada Common Stock respectively.

         The New Board of Directors may in the future authorize, without further stockholder approval, the issuance of such shares of SureQuest Delaware common stock or Delaware Preferred Stock to such persons and for such consideration upon such terms as the New Board of Directors determines. Such issuance could result in a significant dilution of the voting rights and, possibly, the stockholders' equity, of then existing stockholders.

         There are no present plans, understandings or agreements, and SureQuest Nevada is not engaged in any negotiations that will involve the issuance of the Delaware Preferred Stock to be authorized. However, the New Board of Directors believes it prudent to have shares of Delaware Preferred Stock available for such corporate purposes as the New Board of Directors may from time to time deem necessary and advisable including, without limitation, acquisitions, the raising of additional capital and assurance of flexibility of action in the future.

         It should be recognized that the issuance of additional authorized SureQuest Delaware common stock (or Delaware Preferred Stock, the terms and conditions of which including voting and conversion rights, may be set at the discretion of the Board of Directors) may have the effect of deterring or thwarting persons seeking to take control of SureQuest Delaware through a tender offer, proxy fight or otherwise or to bring about removal of incumbent management or a corporate transaction such as merger. For example, the issuance of SureQuest Delaware common stock or Delaware Preferred Stock could be used to deter or prevent such a change of control through dilution of stock ownership of persons seeking to take control or by rendering a transaction proposed by such persons more difficult.

Significant Changes In SureQuest Nevada's Charter And By-laws To Be Implemented By The Reincorporation

         Corporate Name. The Reincorporation will not effect a change in SureQuest Nevada's name. The name will remain "SureQuest Systems, Inc."

         Limitation of Liability. The Delaware Certificate contains a provision limiting or eliminating, with certain exceptions, the liability of directors to SureQuest Delaware and its shareholders for monetary damages for breach of their fiduciary duties. The Board of Directors believes that such provision will better enable SureQuest Delaware to attract and retain as directors responsible individuals with the experience and background required to direct SureQuest Delaware's business and affairs. It has become increasingly difficult for corporations to obtain adequate liability insurance to protect directors from personal losses resulting from suits or other proceedings involving them by reason of their service as directors. Such insurance is considered a standard condition of directors' engagement. However, coverage under such insurance is no longer routinely offered by insurers and many traditional insurance carriers have withdrawn from the market. To the extent such insurance is available, the scope of coverage is often restricted, the dollar limits of coverage are substantially reduced and the premiums have risen dramatically.

         At the same time directors have been subject to substantial monetary damage awards in recent years. Traditionally, courts have not held directors to be insurers against losses a corporation may suffer as a consequence of directors' good faith exercise of business judgment, even if, in retrospect the directors' decision was an unfortunate one. In the past, directors have had broad discretion to make decisions on behalf of the corporation under the "business judgment rule." The business judgment rule offers protection to directors who, after reasonable investigation, adopt a course of action that they reasonably and in good faith believe will benefit the corporation, but which ultimately proves to be disadvantageous. Under those circumstances, courts have typically been reluctant to subject directors' business judgments to further scrutiny. Some recent court cases have, however, imposed significant personal liability on directors for failure to exercise an informed business judgment with the result that the potential exposure of directors to monetary damages has increased. Consequently legal proceedings against directors relating to decisions made by directors on behalf of corporations have significantly increased in number, cost of defense and level of damages claimed. Whether or not such an action is meritorious, the cost of defense can be well beyond the personal resources of a director.

         The Delaware General Assembly considered such developments a threat to the quality and stability of the governance of Delaware corporations because of the unwillingness of directors, in many instances, to serve without the protection which insurance traditionally has provided and because of the deterrent effect on entrepreneurial decision making by directors who do serve without the protection of traditional insurance coverage. In response, in 1986 the Delaware General Assembly adopted amendments to the DGCL which permit a corporation to include in its charter a provision to limit or eliminate, with certain exceptions, the Personal liability of Directors to a corporation and its shareholders for monetary damages for breach of their fiduciary duties. Similar charter provisions limiting a director's liability are not permitted under Nevada law.

         The Board of Directors believes that the limitation on directors' liability permitted under Delaware law will assist SureQuest Delaware in attracting and retaining qualified directors by limiting directors' exposure to liability. The Reincorporation proposal will implement this limitation on liability of the directors of SureQuest Delaware, inasmuch as Article XVI of the Delaware Certificate provides that to the fullest extent that the DGCL now or hereafter permits the limitation or elimination of the liability of directors, no director will be liable to SureQuest Delaware or its stockholders for monetary damages for breach of fiduciary duty. Under such provision, SureQuest Delaware's directors will not be liable for monetary damages for acts or omissions occurring on or after the Effective Date of the Reincorporation, even if they should fail through negligence or gross negligence, to satisfy their duty of care (which requires directors to exercise informed business judgment in discharging their duties). Article XVI would not limit or eliminate any liability of directors for acts or omissions occurring prior to the Effective Date. As provided under Delaware law, Article XVI cannot eliminate or limit the liability of directors for breaches of their duty of loyalty to SureQuest Delaware; acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law, paying a dividend or effecting a stock repurchase or redemption which is illegal under the DGCL, or transactions from which a director derived an improper personal benefit. Further, Article XVI would not affect the availability of equitable remedies, such as an action to enjoin or rescind a transaction involving a breach of a director's duty of care.
Article XVI pertains to breaches of duty by directors acting as directors and not to breaches of duty by directors acting as officers (even if the individual in question is also a director). In addition, Article XVI would not affect a director's liability to third parties or under the federal securities laws.

         Article XVI is worded to incorporate any future statutory revisions limiting directors' liability. It provides, however, that no amendment or repeal of its provision will apply to the liability of a director for any acts or omissions occurring prior to such amendment or repeal, unless such amendment has the affect of further limiting or eliminating such liability.

         SureQuest Nevada has not received notice of any lawsuit or other proceeding to which Article XVI might apply. In addition, Article XVI is not being included in the Delaware Certificate in response to any director's resignation or any notice of an intention to resign. Accordingly, SureQuest Nevada is not aware of any existing circumstances to which Article XVI might apply. The Board of Directors recognizes that Article XVI may have the effect of reducing the likelihood of derivative litigation against directors, and may discourage or deter stockholders from instituting litigation against directors for breach of their duty of care, even though such an action, if successful, might benefit SureQuest Delaware and its shareholders. However, given the difficult environment and potential for incurring liabilities currently facing directors of publicly held corporations, the Board of Directors believes that
Article XVI is in the best interests of SureQuest Delaware and its stockholders, since it should enhance SureQuest Delaware's ability to retain highly qualified directors and reduce a possible deterrent to entrepreneurial decision making. In addition, the Board of Directors believes that Article XVI may have a favorable impact over the long term on the availability, cost, amount and scope of coverage of directors' liability insurance, although there can be no assurance of such an effect.

         Article XVI may be viewed as limiting the rights of stockholders, and the broad scope of the indemnification provisions of SureQuest Delaware's could result in increased expense to SureQuest Delaware. SureQuest Nevada believes, however, that these provisions will provide a better balancing of the legal obligations of, and protections for, directors and will contribute to the quality and stability of SureQuest Delaware's governance. The Board of Directors has concluded that the benefit to stockholders of improved corporate governance outweighs any possible adverse effects on stockholders of reducing the exposure of directors to liability and broadening indemnification rights. Because Article XVI deals with the potential liability of directors, the members of the Board of Directors may be deemed to have a personal interest in effecting the Reincorporation.

         Indemnification. The DGCL authorize broad indemnification rights which corporations may provide to their directors, officers and other corporate agents. The NRS also contains broad indemnification provisions. The Delaware Certificate reflects the provisions of Delaware law, as amended, and, as discussed below, provide broad rights to indemnification.

         In recent years, investigations, actions, suits and proceedings, including actions, suits and proceedings by or in the right of a corporation to procure a judgment in its favor (referred to together as "proceedings"), seeking to impose liability on, or involving as witnesses, directors and officers of publicly-held corporations have become increasingly common. Such proceedings are typically very expensive, whatever their eventual outcome. In view of the costs and uncertainties of litigation in general it is often prudent to settle proceedings in which claims against a director or officer are made. Settlement amounts, even if material to the corporation involved and minor compared to the enormous amounts frequently claimed, often exceed the financial resources of most individual defendants. Even in proceedings in which a director or officer is not named as a defendant he may incur substantial expenses and attorneys' fees if he is called as a witness or otherwise becomes involved in the proceeding. Although SureQuest Nevada's directors and officers have not incurred any liability or significant expense as a result of any proceeding to date the potential for substantial loss does exist. As a result, an individual may conclude that the potential exposure to the costs and risks of proceedings in which he may become involved may exceed any benefit to him from serving as a director or officer of a public corporation. This is particularly true for directors who are not also officers of the corporation. The increasing difficulty and expense of obtaining directors' and officers' liability insurance discussed above has compounded the problem.

         The broad scope of indemnification now available under Delaware law will permit SureQuest Delaware to continue to offer its directors and officers greater protection against these risks. The Board of Directors believes that such protection is reasonable and desirable in order to enhance SureQuest Delaware's ability to attract and retain qualified directors as well as to encourage directors to continue to make good faith decisions on behalf of SureQuest Delaware with regard to the best interests of SureQuest Delaware and its stockholders.

         The Delaware Certificate is quite different from the SureQuest Nevada Articles and require indemnification of SureQuest Delaware's directors and officers to the fullest extent permitted under applicable law as from time to time in affect, with respect to expenses, liability or loss (including, without limitation, attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) actually and reasonably incurred by any person in connection with any actual or threatened proceeding by reason of the fact that such person is or was a director or officer of SureQuest Delaware or is or was serving at the request of SureQuest Delaware as a director or officer of another corporation or of a partnership, joint venture; trust, employee benefit plan or other enterprise at the request of SureQuest Delaware. The right to indemnification includes the right to receive payment of expenses in advance of the final disposition of such proceeding; consistent with applicable law from time to time in effect; provided, however, that if the DGCL requires the payment of such expenses in advance of the final disposition of a proceeding, payment shall be made only if such person undertakes to repay SureQuest Delaware if it is ultimately determined that he or she was not entitled to indemnification. Directors and officers would not be indemnified for lose, liability or expenses incurred in connection with proceedings brought against such persons otherwise than in the capacities in which they serve SureQuest Delaware. Under the DGCL SureQuest Delaware may, although it has no present intention to do so, by action of the New Board of Directors, provide the same indemnification to its employees, agents, attorneys and representatives as it provides to its directors and officers. The Delaware Certificate provides that such practices are not exclusive of any other rights to which persons seeking indemnification may otherwise be entitled under any agreement or otherwise.


         The Delaware Certificate specifies that the right to indemnification is a contract right. The Delaware Certificate also provides that a person seeking indemnification from SureQuest Delaware may bring suit against SureQuest Delaware to recover any and all amounts entitled to such person provided that such person has filed a written claim with SureQuest Delaware has failed to pay such claim within thirty days of receipt thereof. In addition, SureQuest Delaware authorize SureQuest Delaware to purchase and maintain indemnity insurance, if it so chooses to guard against future expense.

         The Delaware Certificate provides for payment of all expenses incurred, including those incurred to defend against a threatened proceeding. Additionally, the Delaware Certificate provides that indemnification shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person. The Delaware also provide that to the extent any director or officer who is, by reason of such a position, a witness in any proceeding, he or she shall be indemnified for all reasonable expenses incurred in connection therewith.

         Under Delaware law, as with Nevada law, rights to indemnification and expenses need not be limited to those provided by statute. As a result, under Delaware law and the Delaware Certificate, SureQuest Delaware will be permitted to indemnity its directors and officers, within the limits established by law and public policy, pursuant to an express contract, a by-law provision, a stockholder vote or otherwise, any or all of which could provide indemnification rights broader than those currently available under the SureQuest Nevada Articles or expressly provided for under Nevada or Delaware law.

         Insofar as the Delaware Certificate provides indemnification to directors or officers for liabilities arising under the Securities Act of 1933, it is the position of the Securities and Exchange Commission that such indemnification would be against public policy as expressed in such statute and, therefore, unenforceable.

         The Board of Directors recognizes that SureQuest Delaware may in the future be obligated to incur substantial expense as a result of the indemnification rights conferred under the Delaware Certificate, which are intended to be as broad as possible under applicable law. Because directors of SureQuest Delaware may personally benefit from the indemnification provisions of SureQuest Delaware, the members of the Board of Directors may be deemed to have a personal interest in the effectuation of the Reincorporation.

Significant Differences Between the Corporation Laws of Nevada and Delaware

         SureQuest Nevada is incorporated under the laws of the State of Nevada and SureQuest Delaware is incorporated under the laws of the State of Delaware. On consummation of the Merger, the stockholders of SureQuest Nevada, whose rights currently are governed by Nevada law and the SureQuest Nevada Articles and SureQuest Nevada Bylaws, which were created pursuant to Nevada law, will become stockholders of a Delaware company, SureQuest Delaware, and their rights as stockholders will then be governed by Delaware law and the Delaware Certificate and the Delaware Bylaws which were created under Delaware law.

         Although the corporate statutes of Nevada and Delaware are similar, certain differences exist. The most significant differences, in the judgment of the management of SureQuest Nevada, are summarized below. This summary is not intended to be complete, and stockholders should refer to the General Corporation Law of the State of Delaware (the "DGCL") and the Nevada Business Corporation Act ("Nevada law") to understand how these laws apply to SureQuest Nevada and SureQuest Delaware.

         Classified Board of Directors. The DGCL permits any Delaware corporation to classify its board of directors into as many as three classes as equally as possible with staggered terms of office. After initial implementation of a classified board, one class will be elected at each annual meeting of the stockholders to serve for a term of one, two or three years (depending upon the number of classes into which directors are classified) or until their successors are elected and take office. Nevada law also permits corporations to classify boards of directors provided that at least one-fourth of the total number of directors is elected annually. SureQuest Nevada does not have a classified board, however, SureQuest Delaware's board of directors will be classified in connection with the Merger.

         Removal of Directors. With respect to removal of directors, under the Nevada law, any one or all of the directors of a corporation may be removed by the holders of not less than two-thirds of the voting power of a corporation's issued and outstanding stock. Nevada does not distinguish between removal of directors with and without cause. Under the Delaware Law, directors of a corporation without a classified board may be removed with or without cause, by the holders of a majority of shares then entitled to vote in an election of directors.

         Special Meetings of Stockholders. The DGCL permits special meetings of stockholders to be called by the board of directors or by any other person authorized in the certificate of incorporation or bylaws to call a special stockholder meeting. Nevada law does not address the manner in which special meetings of stockholders may be called. SureQuest Nevada Bylaws provide that special meetings of the stockholders may be called by the Chief Executive Officer or by SureQuest Nevada's board of directors, and must be called by the Chief Executive Officer at the written request of not less than 51% of the issued and outstanding shares of capital stock of SureQuest Nevada. The Delaware Certificate and the Delaware Bylaws provide that the Chief Executive Officer or SureQuest Delaware's board of directors may call a special meeting of the stockholders, but do not provide that the Chief Executive Officer must call a special meeting of the stockholders if not less than 51% of the issued and outstanding shares of capital stock of SureQuest Delaware request in writing.

         The DGCL also provides that if a corporation fails to hold an annual meeting for the election of directors or there is no written consent to elect directors in lieu of an annual meeting taken, in both cases for a period of thirty (30) days after the date designated for the annual meeting, a director or stockholder of the corporation may apply to the Court of Chancery of the State of Delaware to order an annual meeting for the election of directors.

         Cumulative Voting. Cumulative voting for directors entitles stockholders to cast a number of votes that is equal to the number of voting shares held multiplied by the number of directors to be elected. Stockholders may cast all such votes either for one nominee or distribute such votes among up to as many candidates as there are positions to be filled. Cumulative voting may enable a minority stockholder or group of stockholders to elect at least one representative to the board of directors where such stockholders would not otherwise be able to elect any directors.

         Nevada law permits cumulative voting in the election of directors as long as the articles of incorporation provide for cumulative voting and certain procedures for the exercise of cumulative voting are followed. A Delaware corporation may provide for cumulative voting in the corporation's certificate of incorporation. SureQuest Nevada opted out of cumulative voting by failing to include a provision granting cumulative voting rights in the SureQuest Nevada Articles. SureQuest Delaware also did not adopt cumulative voting in that the Delaware Certificate will not provide for cumulative voting in the election of directors.

         Because neither SureQuest Nevada or SureQuest Delaware utilizes cumulative voting, there will be no difference in stockholders' rights with respect to this issue.

         Vacancies. Under the DGCL, subject to the rights, if any, of any series of preferred stock to elect directors and to fill vacancies on the board of directors, vacancies on the board of directors may be filled by the affirmative vote of a majority of the remaining directors then in office, even if less than a quorum. Any director so appointed will hold office for the remainder of the full term of the class of directors in which the vacancy occurred.

         Similarly, Nevada law provides that vacancies may be filled by a majority of the remaining directors, though less than a quorum, unless the articles of incorporation provide otherwise. SureQuest Nevada Bylaws and the Delaware Bylaws address the issue of director vacancies in the same manner. Therefore, the change from Nevada law to Delaware law will not alter stockholders' rights with respect to filling vacancies.

         Indemnification of Officers and Directors and Advancement of Expenses. Delaware and Nevada have substantially similar provisions regarding indemnification by a corporation of its officers, directors, employees and agents. Delaware and Nevada law differ in their provisions for advancement of expenses incurred by an officer or director in defending a civil or criminal action, suit or proceeding. The DGCL provides that expenses incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation. A Delaware corporation has the discretion to decide whether or not to advance expenses, unless its certificate of incorporation or bylaws provides for mandatory advancement. Under Nevada law, the articles of incorporation, bylaws or an agreement made by the corporation may provide that the corporation must pay advancements of expenses in advance of the final disposition of the action, suit or proceedings upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation. Thus, a Nevada corporation may have no discretion to decide whether or not to advance expenses to directors or officers. There will be no difference in stockholders' rights with respect to this issue because the SureQuest Nevada Articles and the Delaware Certificate each provide for the mandatory advancement of expenses of directors and officers. In addition, the board of directors of SureQuest Delaware will be required to indemnify directors and officers. The board of directors of SureQuest Delaware will retain the discretionary authority to authorize the indemnification of employees and agents, subject to certain conditions under the Delaware law.

         Limitation on Personal Liability of Directors. A Delaware corporation is permitted to adopt provisions in its certificate of incorporation limiting or eliminating the liability of a director to a company and its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law or liability to the corporation based on unlawful dividends or distributions or improper personal benefit. The Delaware Certificate will limit the liability of directors to SureQuest Delaware to the fullest extent permitted by law.

         While Nevada law has a similar provision permitting the adoption of provisions in the articles of incorporation limiting personal liability, the Nevada provision differs in two respects. First, the Nevada provisions applies to both directors and officers. Second, while the Delaware provision excepts from limitation on liability of breach of the duty of loyalty, the Nevada counterpart does not contain this exception. Thus, the Nevada provision expressly permits a corporation to limit the liability of officers, as well as directors, and permits limitation of liability arising from a breach of the duty of loyalty. The SureQuest Nevada Articles limits the personal liability to SureQuest Nevada of both directors and officers. The Delaware Certificate adopts a narrower limitation on liability, and officers will therefore remain potentially liable to SureQuest Delaware. SureQuest Delaware, however, may determine to indemnify such persons in its discretion subject to the conditions of the Delaware law and the Delaware Certificate.

         Dividends. The DGCL is more restrictive than Nevada law with respect to when dividends may be paid. Under the Delaware law, unless further restricted in the certificate of incorporation, a corporation may declare and pay dividends, out of surplus, or if no surplus exists, out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year (provided that the amount of capital of the corporation is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets). In addition, the Delaware Law provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation.

         Nevada law provides that no distribution (including dividends on, or redemption or repurchases of, shares of capital stock) may be made if, after giving effect to such distribution, the corporation would not be able to pay its debts as they become due in the usual course of business, or, except as specifically permitted by the articles of incorporation, the corporation's total assets would be less than the sum of its total liabilities plus the amount that would be needed at the time of a dissolution to satisfy the preferential rights of preferred stockholders.

         Restrictions on Business Combinations. Both the DGCL and Nevada law contain provisions restricting the ability of a corporation to engage in business combinations with an interested stockholder. Under the DGCL, a corporation which is listed on a national securities exchange, included for quotation on the Nasdaq Stock Market or held of record by more than 2,000 stockholders, is not permitted to engage in a business combination with any interested stockholder for a three-year period following the time such stockholder became an interested stockholder, unless (i) the transaction resulting in a person becoming an interested stockholder, or the business combination, is approved by the board of directors of the corporation before the person becomes an interested stockholder; (ii) the interested stockholder acquires 85% or more of the outstanding voting stock of the corporation in the same transaction that makes it an interested stockholder (excluding shares owned by persons who are both officers and directors of the corporation, and shares held by certain employee stock ownership plans); or (iii) on or after the date the person becomes an interested stockholder, the business combination is approved by the corporation's board of directors and by the holders of at least 66 2/3% of the corporation's outstanding voting stock at an annual or special meeting (and not by written consent), excluding shares owned by the interested stockholder. The DGCL defines "interested stockholder" generally as a person who owns 15% or more of the outstanding shares of a corporation's voting stock.

         Nevada law regulates business combinations more stringently. First, an "interested stockholder" is defined as a beneficial owner (directly or indirectly) of ten percent (10%) or more of the voting power of the outstanding shares of the corporation. Second, the three-year moratorium can be lifted only by advance approval by a corporation's board of directors. Finally, after the three-year period, combinations with "interested stockholders" remain prohibited unless (i) they are approved by the board of directors, the disinterested stockholders or a majority of the outstanding voting power not beneficially owned by the interested party, or (ii) the interested stockholders satisfy certain fair value requirements. As in Delaware, a Nevada corporation may opt-out of the statute with appropriate provisions in its articles of incorporation.

         Neither SureQuest Nevada, nor SureQuest Delaware have opted out of the applicable statutes with appropriate provisions of the SureQuest Nevada Articles or the Delaware Certificate.

         Amendment to Articles of Incorporation/Certificate of Incorporation or Bylaws. In general, both the DGCL and Nevada law require the approval of the holders of a majority of all outstanding shares entitled to vote to approve proposed amendments to a corporation's certificate/articles of incorporation. Both the DGCL and Nevada law also provide that in addition to the vote above, the vote of a majority of the outstanding shares of a class may be required to amend the certificate of incorporation or articles of incorporation. Neither state requires stockholder approval for the board of directors of a corporation to fix the voting powers, designation, preferences, limitations, restrictions and rights of a class of stock provided that the corporation's organizational documents grant such power to its board of directors. Both Nevada law and the DGCL permit, in general, the number of authorized shares of any such class of stock to be increased or decreased (but not below the number of shares then outstanding) by the board of directors unless otherwise provided in the articles of incorporation or resolution adopted pursuant to the certificate of incorporation, respectively.

         Actions by Written Consent of Stockholders. Nevada law and the DGCL each provide that, unless the articles/certificate of incorporation provides otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take such action at a meeting consents to the action in writing. In addition, the DGCL requires the corporation to give prompt notice of the taking of corporate action without a meeting by less than unanimous written consent to those stockholders who did not consent in writing. the SureQuest Nevada Articles do not limit stockholder action by written consent. By contrast, however, the Delaware Certificate does limit stockholder action by written consent. Pursuant to the Delaware Certificate, the stockholders of SureQuest Delaware will be unable to act by written consent in lieu of a meeting unless the action proposed to be taken, and the taking of the action by written consent, are approved in advance by the board of directors of SureQuest Delaware.

         Stockholder Vote for Mergers and Other Corporation Reorganizations. In general, both jurisdictions require authorization by an absolute majority of outstanding shares entitled to vote, as well as approval by the board of directors, with respect to the terms of a merger or a sale of substantially all of the assets of the corporation. The DGCL does not require a stockholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if: (a) the merger agreement does not amend the existing certificate of incorporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; and (c) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed twenty percent (20%) of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger. Nevada law does not require a stockholder vote of the surviving corporation in a merger under substantially similar circumstances.

Defenses Against Hostile Takeovers

         Introduction. While the following discussion summarizes the reasons for, and the operation and effects of, certain provisions of SureQuest Delaware Certificate of Incorporation which management has identified as potentially having an anti-takeover effect, it is not intended to be a complete description of all potential anti-takeover effects, and it is qualified in its entirety by reference to SureQuest Delaware Certificate of Incorporation and Bylaws.

         In general, the anti-takeover provisions of SureQuest Delaware Certificate of Incorporation are designed to minimize susceptibility to sudden acquisitions of control which have not been negotiated with and approved by SureQuest Delaware Board of Directors. As a result, these provisions may tend to make it more difficult to remove the incumbent members of the Board of Directors. The provisions would not prohibit an acquisition of control of SureQuest Delaware or a tender offer for all of SureQuest Delaware's capital stock. The provisions are designed to discourage any tender offer or other attempt to gain control of SureQuest Delaware in a transaction that is not approved by the Board of Directors, by making it more difficult for a person or group to obtain control of SureQuest Delaware in a short time and then impose its will on the remaining stockholders. However, to the extent these provisions successfully discourage the acquisition of control of SureQuest Delaware or tender offers for all or part of SureQuest Delaware's capital stock without approval of the Board of Directors, they may have the effect of preventing an acquisition or tender offer which might be viewed by stockholders to be in their best interests.

         Tender offers or other non-open market acquisitions of stock are usually made at prices above the prevailing market price of a SureQuest Delaware's stock. In addition, acquisitions of stock by persons attempting to acquire control through market purchases may cause the market price of the stock to reach levels which are higher than would otherwise be the case. Anti-takeover provisions may discourage such purchases, particularly those of less than all of SureQuest Delaware stock, and may thereby deprive stockholders of an opportunity to sell their stock at a temporarily higher price. These provisions may therefore decrease the likelihood that a tender offer will be made, and, if made, will be successful. As a result, the provisions may adversely affect those stockholders who would desire to participate in a tender offer. These provisions may also serve to insulate incumbent management from change and to discourage not only sudden or hostile takeover attempts, but any attempts to acquire control which are not approved by the Board of Directors, whether or not stockholders deem such transactions to be in their best interests.

         Authorized Shares of Capital Stock. SureQuest Delaware Certificate of Incorporation authorizes the issuance of up to 10,000,000 shares of serial preferred stock. Shares of SureQuest Delaware's serial preferred stock with voting rights could be issued and would then represent an additional class of stock required to approve any proposed acquisition. This preferred stock, together with authorized but unissued shares of Common Stock (the Certificate of Incorporation authorizes the issuance of up to 100,000,000 shares), could represent additional capital stock required to be purchased by an acquiror. Issuance of such additional shares may dilute the voting interest of SureQuest Delaware's stockholders. If the Board of Directors of SureQuest Delaware determined to issue an additional class of voting preferred stock to a person opposed to a proposed acquisition, such person might be able to prevent the acquisition single-handedly.

         Stockholder Meetings. Delaware law provides that the annual stockholder meeting may be called by a corporation's board of directors or by such person or persons as may be authorized by a corporation's certificate of incorporation or bylaws. SureQuest Delaware Certificate of Incorporation provides that annual stockholder meetings may be called only by SureQuest Delaware's Board of Directors or a duly designated committee of the Board. Although SureQuest Delaware believes that this provision will discourage stockholder attempts to disrupt the business of SureQuest Delaware between annual meetings, its effect may be to deter hostile takeovers by making it more difficult for a person or entity to obtain immediate control of SureQuest Delaware between one annual meeting as a forum to address certain other matters and discourage takeovers which are desired by the stockholders. SureQuest Delaware's Certificate of Incorporation also provide that stockholder action may be taken only at a special or annual stockholder meeting and not by written consent.

         Classified Board of Directors and Removal of Directors. SureQuest Delaware's Certificate of Incorporation provides that the Board of Directors is to be divided into three classes which shall be as nearly equal in number as possible. The directors in each class serve for terms of three years, with the terms of one class expiring each year. Each class currently consists of approximately one-third of the number of directors. Each director will serve until his successor is elected and qualified.

         A classified Board of Directors could make it more difficult for stockholders, including those holding a majority of SureQuest Delaware's outstanding stock, to force an immediate change in the composition of a majority of the Board of Directors. Since the terms of only one-third of the incumbent directors expire each year, it requires at least two annual elections for the stockholders to change a majority, whereas a majority of a non-classified Board may be changed in one year. In the absence of the provisions of SureQuest Delaware's Certificate of Incorporation classifying the Board, all of the directors would be elected each year. The provision for a staggered Board of Directors affects every election of directors and is not triggered by the occurrence of a particular event such as a hostile takeover. Thus a staggered Board of Directors makes it more difficult for stockholders to change the majority of directors even when the reason for the change would be unrelated to a takeover.

         SureQuest Delaware's Certificate of Incorporation provides that a director may not be removed except for cause by the affirmative vote of the holders of a majority of the outstanding shares of capital stock entitled to vote at an election of directors. This provision may, under certain circumstances, impede the removal of a director and thus preclude the acquisition of control of SureQuest Delaware through the removal of existing directors and the election of nominees to fill in the newly created vacancies.

         Restriction of Maximum Number of Directors and Filling Vacancies on the Board of Directors. Delaware law requires that the board of directors of a corporation consist of one or more members and that the number of directors shall be set by the corporation's bylaws, unless it is set by the corporation's articles of incorporation. SureQuest Delaware's Certificate of Incorporation provides that the number of directors (exclusive of directors, if any, to be elected by the holders of preferred stock) shall not be less than one or more than 15, as shall be provided from time to time in accordance with the Bylaws. The power to determine the number of directors within these numerical limitations and the power to fill vacancies, whether occurring by reason of an increase in the number of directors or by resignation, is vested in the Board of Directors. The overall effect of such provisions may be to prevent a person or entity from quickly acquiring control of SureQuest Delaware through an increase in the number of the directors and election of nominees to fill the newly created vacancies and thus allow existing management to continue in office.

         Stockholder Vote Required to Approve Business Combinations with Related Persons. SureQuest Delaware's Certificate of Incorporation generally requires the approval of the holders of a majority of the outstanding voting stock (and any class or series entitled to vote separately), and a majority of the outstanding stock not beneficially owned by a related person (as defined) (up to a maximum requirement of 85% of the outstanding voting stock), to approve business combinations (as defined) involving the related person, except in cases where the business combination has been approved in advance by two-thirds of those members of the Board of Directors who were directors prior to the time when the related person became a related person. Under Delaware law, absent these provisions, business combinations generally, including mergers, consolidations and sales of substantially all of the assets must, subject to certain exceptions, be approved by the vote of the holders of a majority of the outstanding voting stock. One exception under Delaware law to the majority approval requirement applies to business combinations (as defined) involving stockholders owning 15% of the outstanding voting stock of a corporation for less than three years. In order to obtain stockholder approval of a business combination with such a related person, the holders of two-thirds of the outstanding voting stock, excluding the stock owned by the 15% stockholder, must approve the transaction. Alternatively, the 15% stockholder must satisfy other requirements under Delaware law relating to (i) the percentage of stock acquired by such person in the transaction which resulted in such person's ownership becoming subject to the law, or (ii) approval of the board of directors of such person's acquisition of the stock of the Delaware corporation. Delaware law does not contain price criteria. The supermajority stockholder vote requirements under Delaware law may have the effect of foreclosing mergers and other business combinations which the holders of a majority of the stock deem desirable and place the power to prevent such a transaction in the hands of a minority of the stockholders

         Under Delaware law, there is no cumulative voting by stockholders for the election of the directors. The absence of cumulative voting rights effectively means that the holders of a majority of the stock voted at a stockholder meeting may, if they so choose, elect all directors of SureQuest Delaware, thus precluding a small group of stockholders from controlling the election of one or more representatives to the Board of Directors.

         Advance Notice Requirements for Nomination of Directors and Proposal of New Business at Annual Stockholder Meetings. SureQuest Delaware's Certificate of Incorporation generally provide that any stockholder desiring to make a nomination for the election of directors or a proposal for new business at a stockholder meeting must submit written notice not less than 30 or more than 60 days in advance of the meeting. This advance notice requirement may give management time to solicit its own proxies in an attempt to defeat any dissident slate of nominations, should management determine that doing so is in the best interests of stockholders generally. Similarly, adequate advance notice of stockholder proposals will give management time to study such proposals and to determine whether to recommend to the stockholders that such proposals be adopted. In certain instances, such provisions could make it more difficult to oppose management's nominees or proposals, even if the stockholders believe such nominees or proposals are in their interests. Making the period for nomination of directors and introducing new business a period not less than 10 days prior to notice of a stockholder meeting may tend to discourage persons from bringing up matters disclosed in the proxy materials furnished to the stockholders and could inhibit the ability of stockholders to bring up new business in response to recent developments.

         Limitations on Acquisitions of Capital Stock. SureQuest Delaware's Certificate of Incorporation generally provide that if any person were to acquire beneficial ownership of more than 20% of any class of outstanding Common Stock, each vote in excess of 20% would be reduced to one-hundredth of a vote, with the reduction allocated proportionately among the record holders of the stock beneficially owned by the acquiring person. The limitation on voting rights of shares beneficially owned in excess of 20% of the outstanding Common Stock, would discourage stockholders from acquiring a substantial percentage of stock in the open market, without disclosing their intentions, prior to approaching management to negotiate an acquisition of the remaining stock. The effect of these provisions is to require amendment of the Articles of Incorporation, which requires Board approval, before a stockholder can acquire a large block of the Common Stock. As a result, these provisions may deter takeovers by potential acquirors who would have acquired a large holding before making an offer for the remaining stock, even though the eventual takeover offer might have been on terms favorable to the remaining stockholders.

Officers and Directors

         Upon the Effective Date the present officers and directors of SureQuest Nevada will continue to be the officers and directors of SureQuest Delaware. This will result in the following persons serving in the following capacities until the first annual meeting after the specified number of years and until their respective successors are elected and qualified:

                  NAME                               AGE               POSITION
                  C. Scott Sykes, Jr.                63                Chairman of the Board and President
                  Stan Janczyk                       55                Chief Financial Officer and Treasurer
                  Alma Sudderth                      46                Vice President and Director

         C. Scott Sykes, Jr. has over 30 years of experience in the healthcare industry. He served as Senior Vice President and General Counsel of VHA, Inc. (Voluntary Hospitals of America), one of the country's largest healthcare organizations. Prior to that he was a partner in a major New York City law firm where he specialized in healthcare finance with a national practice. In 1998, Mr. Sykes bought more than a 20% equity stake in the Company from the two founders.

         Stan Janczyk has more than 20 years of experience in fiscal management within the health care and the health insurance industries. Mr. Janczyk has been with the Company since early 1998 and is a certified public accountant having spent five years with Grant Thornton in Chicago, Illinois as a quality control specialist representing a number of Fortune 500 companies.

         Alma Sudderth has more than 23 years of experience in the dietary and nutrition industries and has had experience as a clinical dietitian with major medical centers in Tennessee, Kentucky, and Arkansas. Ms. Sudderth was one of the founders of the Company and has extensive computer application knowledge including how technology can improve the kitchen operations of healthcare facilities.

Federal Income Tax Consequences of the Reincorporation

         SureQuest Nevada believes that for federal income tax purposes no gain or loss will be recognized by SureQuest Nevada, SureQuest Delaware or the shareholders of SureQuest Nevada who receive SureQuest Delaware common stock or Delaware Preferred Stock for their SureQuest Nevada common stock or Company Preferred Stock in connection with the Reincorporation. The adjusted tax basis of each whole share of SureQuest Delaware common stock or Delaware Preferred Stock received by a shareholder of SureQuest Nevada as a result of the Reincorporation will be the same as the shareholder's aggregate adjusted tax basis in the shares of SureQuest Nevada common stock or Company Preferred Stock converted into such shares of SureQuest Delaware common stock or Delaware Preferred Stock. A shareholder who holds SureQuest Nevada common stock or Company Preferred Stock will include in his holding period for the SureQuest Delaware common stock or Delaware Preferred Stock that he receives as a result of the Reincorporation his holding period for SureQuest Nevada Common Stock or Company Preferred Stock converted into such SureQuest Delaware common stock or Delaware Preferred Stock.

         Because of the complexity of the capital gains and loss provisions of the Internal Revenue Code of 1986 and because of the uniqueness of each individuals capital gain or loss situation, shareholders contemplating exercising statutory appraisal rights should consult their own tax advisor regarding the federal income tax consequences of exercising such rights. State, local or foreign income tax consequences to shareholders may vary from the federal income tax consequences described above, and SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISOR AS TO THE CONSEQUENCES TO THEM OF THE REINCORPORATION UNDER ALL APPLICABLE TAX LAWS.


                 2003 Directors, Officers and Consultants Stock
                   Option, Stock Warrant and Stock Award Plan

         The Board of Directors of SureQuest Nevada has approved and the Majority Holders, who following the Merger and Reincorporation will own a majority of the outstanding voting stock of SureQuest Delaware, have indicated their intention to, immediately following the Effective Date, approve and adopt by written consent, the 2003 Directors, Officers and Consultants Stock Option, Stock Warrant and Stock Award Plan. The purpose of the Plan is to maintain the ability of SureQuest Delaware and its subsidiaries to attract and retain highly qualified and experienced directors, officers and consultants and to give such directors, officers and consultants a continued proprietary interest in the success of SureQuest Delaware and its subsidiaries. The following description of the Plan is qualified by the Plan itself, attached hereto as Exhibit "C."

General Provisions of the Plan

         The purpose of the 2003 Directors, Officers and Consultants Stock Option, Stock Warrant and Stock Award Plan ("Plan") is to maintain the ability of SureQuest Nevada and its subsidiaries to attract and retain highly qualified and experienced directors, employees and consultants and to give such directors, employees and consultants a continued proprietary interest in the success of SureQuest Nevada and its subsidiaries. In addition the Plan is intended to encourage ownership of common stock, $.001 par value ("Common Stock"), of SureQuest Nevada by the directors, employees and consultants of SureQuest Nevada and its Affiliates (as defined below) and to provide increased incentive for such persons to render services and to exert maximum effort for the success of SureQuest Nevada's business. The Plan provides eligible employees and consultants the opportunity to participate in the enhancement of shareholder value by the grants of warrants, options, restricted common or convertible preferred stock, unrestricted common or convertible preferred stock and other awards under the Plan and to have their bonuses and/or consulting fees payable in warrants, restricted common or convertible preferred stock, unrestricted common or convertible preferred stock and other awards, or any combination thereof. In addition, SureQuest Nevada expects that the Plan will further strengthen the identification of the directors, employees and consultants with the stockholders. Certain options and warrants to be granted under the Plan are intended to qualify as Incentive Stock Options ("ISOs") pursuant to Section 422 of the Internal Revenue Code of 1986, as amended ("Code"), while other options and warrants and preferred stock granted under the Plan will be nonqualified options or warrants which are not intended to qualify as ISOs ("Nonqualified Options"), either or both as provided in the agreements evidencing the options or warrants described and shares of preferred stock. Employees, consultants and directors who participate or become eligible to participate in the Plan from time to time are referred to collectively herein as "Participants". As used in the Plan, the term "Affiliates" means any "parent corporation" of SureQuest Nevada and any "subsidiary corporation" of SureQuest Nevada within the meaning of Code Sections 424(e) and (f), respectively.

         The Plan shall be administered by the Board of Directors of SureQuest Nevada (the "Board"). When acting in such capacity the Board is herein referred to as the "Committee," which shall also designate the Chairman of the Committee. If SureQuest Nevada is governed by Rule 16b-3 promulgated by the Securities and Exchange Commission ("Commission") pursuant to the Securities Exchange Act of 1934, as amended ("Exchange Act"), no director shall serve as a member of the Committee unless he or she is a "disinterested person" within the meaning of such Rule 16b-3.

Stock Options

         The Committee shall have sole and absolute discretionary authority (i) to determine, authorize, and designate those persons pursuant to the Plan who are to receive warrants, options, restricted common or convertible preferred stock, or unrestricted common or convertible preferred stock under the Plan,
(ii) to determine the number of shares of Common Stock to be covered by such grant or such options or warrants and the terms thereof, (iii) to determine the type of Common Stock granted: restricted common or convertible preferred stock, unrestricted common or convertible preferred stock or a combination of restricted and unrestricted common or convertible preferred stock, and (iv) to determine the type of option or warrant granted: ISO, Nonqualified Option or a combination of ISO and Nonqualified Options. The Committee shall thereupon grant options or warrants in accordance with such determinations as evidenced by a written option or warrant agreement. Subject to the express provisions of the Plan, the Committee shall have discretionary authority to prescribe, amend and rescind rules and regulations relating to the Plan, to interpret the Plan, to prescribe and amend the terms of the option or warrant agreements (which need not be identical) and to make all other determinations deemed necessary or advisable for the administration of the Plan.

         The aggregate fair market value (determined in accordance with the Plan at the time the option or warrant is granted) of the Common Stock with respect to which ISOs may be exercisable for the first time by any Participant during any calendar year under all such plans of SureQuest Nevada and its Affiliates shall not exceed $1,000,000.

         The Committee shall promptly notify the Participant of the option or warrant grant and a written agreement shall promptly be executed and delivered by and on behalf of SureQuest Nevada and the Participant, provided that the option or warrant grant shall expire if a written agreement is not signed by said Participant (or his agent or attorney) and returned to SureQuest Nevada within 60 days from date of receipt by the Participant of such agreement. The date of grant shall be the date the option or warrant is actually granted by the Committee, even though the written agreement may be executed and delivered by SureQuest Nevada and the Participant after that date. Each option or warrant agreement shall specify the period for which the option or warrant thereunder is granted (which in no event shall exceed ten years from the date of grant) and shall provide that the option or warrant shall expire at the end of such period. If the original term of an option or warrant is less than ten years from the date of grant, the option or warrant may be amended prior to its expiration, with the approval of the Committee and the Participant, to extend the term so that the term as amended is not more than ten years from the date of grant. However, in the case of an ISO granted to an individual who, at the time of grant, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of SureQuest Nevada or its Affiliate ("Ten Percent Stockholder"), such period shall not exceed five years from the date of grant.

         The purchase price of each share of Common Stock subject to each option or warrant granted pursuant to the Plan shall be determined by the Committee at the time the option or warrant is granted and, in the case of ISOs, shall not be less than 100% of the fair market value of a share of Common Stock on the date the option or warrant is granted, as determined by the Committee. In the case of an ISO granted to a Ten Percent Stockholder, the option or warrant price shall not be less than 110% of the fair market value of a share of Common Stock on the date the option or warrant is granted. The purchase price of each share of Common Stock subject to a Nonqualified Option or Warrant under the Plan shall be determined by the Committee prior to granting the option or warrant. The Committee shall set the purchase price for each share subject to a Nonqualified Option or Warrant at either the fair market value of each share on the date the option or warrant is granted, or at such other price as the Committee in its sole discretion shall determine.

         At the time a determination of the fair market value of a share of Common Stock is required to be made hereunder, the determination of its fair market value shall be made by the Committee in such manner as it deems appropriate.

Restricted Stock

         Awards of restricted stock under the Plan shall be subject to all the applicable provisions of the Plan, including the following terms and conditions, and to such other terms and conditions not inconsistent therewith, as the Committee shall determine:

         (a) Awards of restricted stock may be in addition to or in lieu of option or warrant grants. Awards may be conditioned on the attainment of particular performance goals based on criteria established by the Committee at the time of each award of restricted stock. During a period set forth in the agreement (the "Restriction Period"), the recipient shall not be permitted to sell, transfer, pledge, or otherwise encumber the shares of restricted stock; except that such shares may be used, if the agreement permits, to pay the option or warrant price pursuant to any option or warrant granted under the Plan, provided an equal number of shares delivered to the Participant shall carry the same restrictions as the shares so used. Shares of restricted stock shall become free of all restrictions if during the Restriction Period, (i) the recipient dies, (ii) the recipient's directorship, employment, or consultancy terminates by reason of permanent disability, as determined by the Committee, (iii) the recipient retires after attaining both 59 1/2 years of age and five years of continuous service with SureQuest Nevada and/or a division or subsidiary, or
(iv) if provided in the agreement, there is a "change in control" of SureQuest Nevada (as defined in such agreement). The Committee may require medical evidence of permanent disability, including medical examinations by physicians selected by it. Unless and to the extent otherwise provided in the agreement, shares of restricted stock shall be forfeited and revert to SureQuest Nevada upon the recipient's termination of directorship, employment or consultancy during the Restriction Period for any reason other than death, permanent disability, as determined by the Committee, retirement after attaining both 59 1/2 years of age and five years of continuous service with SureQuest Nevada and/or a subsidiary or division, or, to the extent provided in the agreement, a "change in control" of SureQuest Nevada (as defined in such agreement), except to the extent the Committee, in its sole discretion, finds that such forfeiture might not be in the best interests of SureQuest Nevada and, therefore, waives all or part of the application of this provision to the restricted stock held by such recipient. Certificates for restricted stock shall be registered in the name of the recipient but shall be imprinted with the appropriate legend and returned to SureQuest Nevada by the recipient, together with a stock power endorsed in blank by the recipient. The recipient shall be entitled to vote shares of restricted stock and shall be entitled to all dividends paid thereon, except that dividends paid in Common Stock or other property shall also be subject to the same restrictions.

         (b) Restricted Stock shall become free of the foregoing restrictions upon expiration of the applicable Restriction Period and SureQuest Nevada shall then deliver to the recipient Common Stock certificates evidencing such stock. Restricted stock and any Common Stock received upon the expiration of the restriction period shall be subject to such other transfer restrictions and/or legend requirements as are specified in the applicable agreement.

Bonuses and Past Salaries and Fees Payable in Unrestricted Stock

         (a) In lieu of cash bonuses otherwise payable under SureQuest Nevada's or applicable division's or subsidiary's compensation practices to employees and consultants eligible to participate in the Plan, the Committee, in its sole discretion, may determine that such bonuses shall be payable in unrestricted Common Stock or partly in unrestricted Common Stock and partly in cash. Such bonuses shall be in consideration of services previously performed and as an incentive toward future services and shall consist of shares of unrestricted Common Stock subject to such terms as the Committee may determine in its sole discretion. The number of shares of unrestricted Common Stock payable in lieu of a bonus otherwise payable shall be determined by dividing such bonus amount by the fair market value of one share of Common Stock on the date the bonus is payable, with fair market value determined as of such date.

         (b) In lieu of salaries and fees otherwise payable by SureQuest Nevada to employees, attorneys and consultants eligible to participate in the Plan that were incurred for services rendered during, prior or after the year of 2003, the Committee, in its sole discretion, may determine that such unpaid salaries and fees shall be payable in unrestricted Common Stock or partly in unrestricted Common Stock and partly in cash. Such awards shall be in consideration of services previously performed and as an incentive toward future services and shall consist of shares of unrestricted Common Stock subject to such terms as the Committee may determine in its sole discretion. The number of shares of unrestricted Common Stock payable in lieu of a salaries and fees otherwise payable shall be determined by dividing each calendar month's of unpaid salary or fee amount by the average trading value of the Common Stock for the calendar month during which the subject services were provided.

Relinquishment of Options

         The Committee, in granting options or warrants hereunder, shall have discretion to determine whether or not options or warrants shall include a right of relinquishment as hereinafter provided. The Committee shall also have discretion to determine whether an option or warrant agreement evidencing an option or warrant initially granted by the Committee without a right of relinquishment shall be amended or supplemented to include such a right of relinquishment. Neither the Committee nor SureQuest Nevada shall be under any obligation or incur any liability to any person by reason of the Committee's refusal to grant or include a right of relinquishment in any option or warrant granted hereunder or in any option or warrant agreement evidencing the same. Subject to the Committee's determination in any case that the grant by it of a right of relinquishment is consistent, any option or warrant granted under the Plan, and the option or warrant agreement evidencing such option or warrant, may provide.

         The Committee shall have sole discretion to consent to or disapprove, and neither the Committee nor SureQuest Nevada shall be under any liability by reason of the Committee's disapproval of, any election by a holder of preferred stock to relinquish such preferred stock in whole or in part as provided in Paragraph 7(a), except that no such consent to or approval of a relinquishment shall be required under the following circumstances. Each Participant who is subject to the short-swing profits recapture provisions of Section 16(b) of the Exchange Act ("Covered Participant") shall not be entitled to receive shares of Common Stock when options or warrants are relinquished during any window period commencing on the third business day following SureQuest Nevada's release of a quarterly or annual summary statement of sales and earnings and ending on the twelfth business day following such release ("Window Period"). A Covered Participant shall be entitled to receive shares of Common Stock upon the relinquishment of options or warrants outside a Window Period.

         No right of relinquishment may be exercised after the initial award of any option or warrant containing, or the amendment or supplementation of any existing option or warrant agreement adding the right of relinquishment, unless such right of relinquishment is effective upon the Participant's death, disability or termination of his relationship with SureQuest Nevada for a reason other than "for cause."

Grant of Convertible Preferred Stock

         The Committee shall have sole and absolute discretionary authority (i) to determine, authorize, and designate those persons pursuant to the Plan who are to receive restricted preferred stock, or unrestricted preferred stock under the Plan, and (ii) to determine the number of shares of Common Stock to be issued upon conversion of such shares of preferred stock and the terms thereof. The Committee shall thereupon grant shares of preferred stock in accordance with such determinations as evidenced by a written preferred stock designation. Subject to the express provisions of the Plan, the Committee shall have discretionary authority to prescribe, amend and rescind rules and regulations relating to the Plan, to interpret the Plan, to prescribe and amend the terms of the preferred stock designation (which need not be identical) and to make all other determinations deemed necessary or advisable for the administration of the Plan.

         Each series of preferred stock granted under the Plan shall be evidenced by a designation in the form for filing with the Secretary of State of the state of incorporation of SureQuest Nevada, containing such terms as approved by the Committee, which shall be subject to the following express terms and conditions and to such other terms and conditions as the Committee may deem appropriate:

                  (i) The number of shares of Common Stock issuable upon conversion of each share of preferred stock granted pursuant to the Plan shall be determined by the Committee at the time the preferred stock is granted. The conversion ration may be determined by reference to the fair market value of each share of Common Stock on the date the preferred stock is granted, or at such other price as the Committee in its sole discretion shall determine.

                  (ii) The Committee may provide in the preferred stock agreement that an preferred stock may be converted in whole, immediately, or is to be convertible in increments. In addition, the Committee may provide that the conversion of all or part of an preferred stock is subject to specified performance by the Participant.

                  (iii) Shares of preferred stock shall be converted in the manner specified in the preferred stock designation. The notice of conversion shall specify the address to which the certificates for such shares are to be mailed. A Participant shall be deemed to be a stockholder with respect to shares covered by preferred stock on the date specified in the preferred stock agreement. As promptly as practicable, SureQuest Nevada shall deliver to the Participant or other holder of the warrant, certificates for the number of shares with respect to which such preferred stock has been so converted, issued in the holder's name or such other name as holder directs; provided, however, that such delivery shall be deemed effected for all purposes when a stock transfer agent of SureQuest Nevada shall have deposited such certificates with a carrier for overnight delivery, addressed to the holder at the address specified pursuant to this Section 6(d).

                  (iv) Awards of restricted preferred stock under the Plan shall be subject to all the applicable provisions of the Plan, including the following terms and conditions, and to such other terms and conditions not inconsistent therewith, as the Committee shall determine:

                           (A) Awards of restricted preferred stock may be in
                  addition to or in lieu of preferred stock grants. Awards may be conditioned on the attainment of particular performance goals based on criteria established by the Committee at the time of each award of restricted preferred stock. During a period set forth in the agreement (the "Restriction Period"), the recipient shall not be permitted to sell, transfer, pledge, or otherwise encumber the shares of restricted preferred stock. Shares of restricted preferred stock shall become free of all restrictions if during the Restriction Period, (i) the recipient dies, (ii) the recipient's directorship, employment, or consultancy terminates by reason of permanent disability, as determined by the Committee, (iii) the recipient retires after attaining both 59 1/2 years of age and five years of continuous service with SureQuest Nevada and/or a division or subsidiary, or (iv) if provided in the agreement, there is a "change in control" of SureQuest Nevada (as defined in such agreement). The Committee may require medical evidence of permanent disability, including medical examinations by physicians selected by it. Unless and to the extent otherwise provided in the agreement, shares of restricted preferred stock shall be forfeited and revert to SureQuest Nevada upon the recipient's termination of directorship, employment or consultancy during the Restriction Period for any reason other than death, permanent disability, as determined by the Committee, retirement after attaining both 59 1/2 years of age and five years of continuous service with SureQuest Nevada and/or a subsidiary or division, or, to the extent provided in the agreement, a "change in control" of SureQuest Nevada (as defined in such agreement), except to the extent the Committee, in its sole discretion, finds that such forfeiture might not be in the best interests of SureQuest Nevada and, therefore, waives all or part of the application of this provision to the restricted preferred stock held by such recipient. Certificates for restricted preferred stock shall be registered in the name of the recipient but shall be imprinted with the appropriate legend and returned to SureQuest Nevada by the recipient, together with a preferred stock power endorsed in blank by the recipient. The recipient shall be entitled to vote shares of restricted preferred stock and shall be entitled to all dividends paid thereon, except that dividends paid in Common Stock or other property shall also be subject to the same restrictions.

                           (B) Restricted preferred stock shall become free of
                  the foregoing restrictions upon expiration of the applicable Restriction Period and SureQuest Nevada shall then deliver to the recipient Common Stock certificates evidencing such stock. Restricted preferred stock and any Common Stock received upon the expiration of the restriction period shall be subject to such other transfer restrictions and/or legend requirements as are specified in the applicable agreement.

                  (v) No Participant shall have any rights as a stockholder with respect to shares covered by an preferred stock until the preferred stock is converted as provided in clause (b)(iii) above.

                  (vi) Except as hereinbefore expressly provided, (i) the issuance by SureQuest Nevada of shares of stock or any class of securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the conversion of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of SureQuest Nevada convertible into such shares or other securities, (ii) the payment of a dividend in property other than Common Stock or (iii) the occurrence of any similar transaction, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to preferred stock theretofore granted, unless the Committee shall determine, in its sole discretion, that an adjustment is necessary to provide equitable treatment to Participant. Notwithstanding anything to the contrary contained in the Plan, the Committee may, in its sole discretion, accelerate the time at which any preferred stock may be converted, including, but not limited to, upon the occurrence of the events specified in this Section 7(xiv).

Amendments or Termination

         The Board may amend, alter or discontinue the Plan, but no amendment or alteration shall be made which would impair the rights of any Participant, without his consent, under any option, warrant or preferred stock theretofore granted.

Compliance with other Laws and Regulations

         The Plan, the grant and exercise of options or warrants and grant and conversion of preferred stock thereunder, and the obligation of SureQuest Nevada to sell and deliver shares under such options, warrants or preferred stock, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any governmental or regulatory agency as may be required. SureQuest Nevada shall not be required to issue or deliver any certificates for shares of Common Stock prior to the completion of any registration or qualification of such shares under any federal or state law or issuance of any ruling or regulation of any government body which SureQuest Nevada shall, in its sole discretion, determine to be necessary or advisable. Any adjustments provided for in subparagraphs 5(d)(xii), (xiii) and (xiv) shall be subject to any shareholder action required by the corporate law of the state of incorporation of SureQuest Nevada.

Purchase for Investment

         Unless the options, warrants, shares of convertible preferred stock and shares of Common Stock covered by the Plan have been registered under the Securities Act of 1933, as amended, or SureQuest Nevada has determined that such registration is unnecessary, each person acquiring or exercising an option or warrant under the Plan or converting shares of preferred stock may be required by SureQuest Nevada to give a representation in writing that he or she is acquiring such option or warrant or such shares for his own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof.

Tax Information

         (a) SureQuest Nevada may make such provisions as it may deem appropriate for the withholding of any taxes which it determines is required in connection with any options, warrants or preferred stock granted under the Plan.

         (b) Notwithstanding the terms of Paragraph 11 (a), any Participant may pay all or any portion of the taxes required to be withheld by SureQuest Nevada or paid by him or her in connection with the exercise of a nonqualified option or warrant or conversion of preferred stock by electing to have SureQuest Nevada withhold shares of Common Stock, or by delivering previously owned shares of Common Stock, having a fair market value, determined in accordance with Paragraph 5(d)(ii), equal to the amount required to be withheld or paid. A Participant must make the foregoing election on or before the date that the amount of tax to be withheld is determined ("Tax Date"). All such elections are irrevocable and subject to disapproval by the Committee. Elections by Covered Participants are subject to the following additional restrictions: (i) such election may not be made within six months of the grant of an option or warrant, provided that this limitation shall not apply in the event of death or disability, and (ii) such election must be made either six months or more prior to the Tax Date or in a Window Period. Where the Tax Date in respect of an option or warrant is deferred until six months after exercise and the Covered Participant elects share withholding, the full amount of shares of Common Stock will be issued or transferred to him upon exercise of the option or warrant, but he or she shall be unconditionally obligated to tender back to SureQuest Nevada the number of shares necessary to discharge SureQuest Nevada's withholding obligation or his estimated tax obligation on the Tax Date.

Replacement of Options, Warrants and Preferred Stock

         The Committee from time to time may permit a Participant under the Plan to surrender for cancellation any unexercised outstanding option or warrant or unconverted Preferred stock and receive from SureQuest Nevada in exchange an option, warrant or preferred stock for such number of shares of Common Stock as may be designated by the Committee. The Committee may, with the consent of the holder of any outstanding option, warrant or preferred stock, amend such option, warrant or preferred stock, including reducing the exercise price of any option or warrant to not less than the fair market value of the Common Stock at the time of the amendment, increasing the conversion ratio of any preferred stock and extending the exercise or conversion term of and warrant, option or preferred stock.

Effectiveness and Expiration of Plan

         The Plan shall be effective on the date the Board adopts the Plan. The Plan shall expire ten years after the date the Board approves the Plan and thereafter no option, warrant or preferred stock shall be granted pursuant to the Plan.

Non-Exclusivity of the Plan

         Neither the adoption by the Board nor the submission of the Plan to the stockholders of SureQuest Nevada for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including without limitation, the granting of restricted stock or stock options, warrants or preferred stock otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

Governing Law

         The Plan and any agreements hereunder shall be interpreted and construed in accordance with the laws of the state of incorporation of SureQuest Nevada and applicable federal law.

Cashless Exercise

         The Committee also may allow cashless exercises as permitted under Federal Reserve Board's Regulation T, subject to applicable securities law restrictions, or by any other means which the Committee determines to be consistent with the Plan's purpose and applicable law. The proceeds from such a payment shall be added to the general funds of SureQuest Nevada and shall be used for general corporate purposes.

    ---------------------------- -------------------------- -------------------------- --------------------------
                                                                                         Number of securities
                                                                                        remaining available for
                                                                                         future issuance under
                                  Number of securities to      Weighted-average of        equity compensation
                                  be issued upon exercise       exercise price of          plans (excluding
                                  of outstanding options,     outstanding options,      securities reflected in
           Plan Category            warrants and rights        warrants and rights            column (a))
    ---------------------------- -------------------------- -------------------------- --------------------------
                                            (a)                        (b)                         (c)
    ---------------------------- -------------------------- -------------------------- --------------------------
    Employee Stock Option and
    Grant Plan                           3,725,000                    $.03051                    1,275,000
    ---------------------------- -------------------------- -------------------------- --------------------------

                        Rights of Dissenting Shareholders

         Any SureQuest Nevada stockholder is entitled to be paid the fair value of its shares in accordance with Section 92A.300 to 92A.500 of the NRS if the stockholder dissents to the Reincorporation. A brief summary of the provisions of NRS Sections 92A.300 to 92A.500 is set forth below and the complete text of said Sections is set forth in Exhibit "E".

         Because the Reincorporation will be approved by the required vote of the SureQuest Nevada's stockholders effective twenty days from the mailing of this Information Statement, each holder of shares of the SureQuest Nevada common stock or SureQuest Nevada Preferred Stock who asserts dissenters' rights and who follows the procedures set forth in Chapter 92A of NRS, will be entitled to have his or her shares of the SureQuest Nevada common stock or SureQuest Nevada Preferred Stock purchased by SureQuest Nevada for cash at their fair market value. The fair market value of shares of the SureQuest Nevada common stock or SureQuest Nevada Preferred Stock will be determined as of the day before the first announcement of the terms of the Reincorporation, excluding any appreciation or depreciation in consequence of the Reincorporation.

         A holder who wishes to exercise dissenters' rights should deliver his or her written demand to SureQuest Nevada's transfer agent, Atlas Stock Transfer Corp., 5899 South State Street, Salt Lake City, Utah 84107 with a copy to Robert
L. Sonfield, Jr., Esq., Sonfield and Sonfield, 770 South Post Oak Lane, Houston, Texas 77056, on or before 10:00 A.M. Eastern Daylight Time on the day prior to the Effective Date. Any stockholder who does not follow the foregoing is not entitled to payment for his shares under NRS.

         In accordance with the regulations promulgated under the Exchange Act, the authorization of the Reincorporation will not become effective until twenty days after SureQuest Nevada has mailed this Information Statement to the stockholders of SureQuest Nevada. Therefore, within ten days of the effective date of such approval, SureQuest Nevada must mail a written dissenter's notice of such approval (the "Dissenter's Notice") to all stockholders who asserted their dissenters' rights against the Reincorporation, and must (a) state where the demand for payment must be sent and where and when certificates, if any, for shares must be deposited; (b) inform holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received; (c) supply a form for demanding payment; (d) set a date, not less than 30 nor more than 60 days after date notice is mailed, by which SureQuest Nevada must receive the demand for payment; and (e) send a full copy of NRS Sections 92A.300 through 92A.500.

         A stockholder of SureQuest Nevada wishing to exercise dissenters' rights must (a) demand payment; (b) certify whether he acquired beneficial ownership of the shares before February 26, 2003; and (c) deposit his certificates, if any, in accordance with the terms of the Dissenter's Notice.

         Within 30 days after receipt of a demand for payment, SureQuest Nevada shall pay each dissenter who complied with the requirements set forth in the Dissenter's Notice the amount it estimates to be the fair value of the stockholder's shares, plus accrued interest (computed from the effective date of the action until the date of payment). Payment must be accompanied by SureQuest Nevada's balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders' equity for that year and the latest available interim financial statements, if any, along with statement of SureQuest Nevada's estimate of the fair value of the shares, an explanation how the interest was calculated, a statement of the dissenter's rights to demand payment under NRS Section 92A.480 and a copy of NRS Sections 92A.300 through 92A.500.

         Pursuant to NRS Section 92A.470, SureQuest Nevada may withhold payment from a dissenter unless he was the beneficial owner of the shares before the date set in the dissenter's notice. If SureQuest Nevada withholds payment, after taking the proposed action, it shall estimate the fair value of the shares, plus accrued interest, and shall offer to pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The offer shall contain a statement of its estimate of the fair value, an explanation of how the interest was calculated, and a statement of dissenters' rights pursuant to NRS
Section 92A.480.

         A dissenter may notify SureQuest Nevada in writing of his estimate of the fair value of the shares and the amount of interest due and demand payment of his estimate, less any payment made pursuant to NRS Section 92A.460, or reject the offer made pursuant to NRS 92A.470 and demand payment of the fair value of his shares and interest due. A dissenter waives his right to demand payment unless he makes his demand in writing within 30 days after SureQuest Nevada has made or offered payment for his shares.

         If any demand for payment remains unsettled, SureQuest Nevada shall commence a proceeding within 60 days of the dissenter's demand with the district court in the County of Carson City, State of Nevada (location of registered office), petitioning the court to determine the fair value of the shares and accrued interest. All dissenters whose demands remain unsettled, whether or not residents of Nevada, shall be made parties to the court action and shall be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law. If SureQuest Nevada does not so petition the court within this 60-day period, it shall pay all unsettled demands. Each dissenter who is party to the proceeding is entitled to a judgment
(a) for the amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by SureQuest Nevada; or (b) for the fair value, plus accrued interest, of his after- acquired shares for which SureQuest Nevada elected to withhold payment pursuant to NRS Section 92A.470. The court shall assess costs pursuant to NRS Section 92A.500.

         The foregoing summary does not purport to provide comprehensive statements of the procedures to be followed by a dissenting stockholder who seeks payment of the fair value of his shares of the SureQuest Nevada common stock or Company Preferred Stock. NRS establishes the procedures to be followed and failure to do so may result in the loss of all dissenters' rights. Accordingly, each stockholder who might desire to exercise dissenters' rights should carefully consider and comply with the provisions of these sections and consult his legal advisor.

         SUREQUEST NEVADA HAS RESERVED THE RIGHT TO ABANDON THE REINCORPORATION IF IT DECIDES THAT THE NUMBER OF STOCKHOLDERS EXERCISING DISSENTERS' RIGHTS EXCEEDS AN AMOUNT IT DEEMS ACCEPTABLE IN ITS SOLE AND ABSOLUTE DISCRETION.

         The discussion contained herein is qualified in its entirety by and should be read in conjunction with the form of the Agreement and Plan of Merger and the Certificate of Incorporation.

         COMMUNICATIONS WITH RESPECT TO DISSENTERS' RIGHTS SHOULD BE ADDRESSED TO SUREQUEST NEVADA's Transfer Agent, atlas stock transfer corp., 5899 south state street, salt lake city, utah 84107.

         Upon filing a notice of election to dissent a dissenting shareholder will cease to have any of the rights of a shareholder except the right to be paid the fair value of his Company Stock pursuant to the NRS. If a shareholder loses his dissenters' rights, either by withdrawal of his demand, abandonment of the Reincorporation by SureQuest Nevada or otherwise, he will not have the right to receive a cash payment for his Company Stock and will be reinstated to all of his rights as a shareholder as they existed at the time of the filing of his demand.

         THE PROVISIONS OF NRS SECTIONS 92A.300 TO 92A.500 ARE TECHNICAL AND COMPLEX. IT IS SUGGESTED THAT ANY SHAREHOLDER WHO DESIRES TO EXERCISE RIGHTs TO DISSENT CONSULT LEGAL COUNSEL, AS FAILURE TO COMPLY STRICTLY WITH SUCH PROVISIONS MAY LEAD TO A LOSS OF DISSENTERS' RIGHTS.


               MARKET FOR THE SUREQUEST SYSTEMS, INC. COMMON STOCK

         The SureQuest Nevada common stock or SureQuest Nevada Preferred Stock has been thinly traded on a limited and sporadic basis in the over-the-counter market since November 30, 1996. The last known bid price was $.01 and the last known ask price was $.01 as of March 25, 2003. The following table sets forth the high and low bid price of the SureQuest Nevada common stock or SureQuest Nevada Preferred Stock for the period indicated.

                                    FISCAL 2002                                    FISCAL 2003 to date
                                    -----------                                    -------------------
                             Bid                   AsKed                       Bid                    Asked
                        Low         High        Low         High         Low         High         Low         High
First quarter         0.020        0.175       0.030        0.270       0.008        0.016        0.009      0.018
Second quarter        0.050        0.170       0.055        0.190
Third quarter         0.020        0.070       0.023        0.080
Fourth quarter        0.011        0.023       0.012        0.029

                                  MISCELLANEOUS

         SureQuest Nevada requests brokers, custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of SureQuest Nevada common stock or SureQuest Nevada Preferred Stock and SureQuest Nevada will reimburse such holders for their reasonable expenses in connection therewith. Additional copies of this Information Statement may be obtained at no charge from SureQuest Nevada's transfer agent, Atlas Stock Transfer Corp., 5899 South State Street, Salt Lake City, Utah 84107.




                                 EXHIBITS INDEX


         A.       AGREEMENT AND PLAN OF MERGER


         B.       DELAWARE CERTIFICATE OF INCORPORATION*


         C. 2003 DIRECTORS, OFFICERS AND CONSULTANTS STOCK OPTION, STOCK WARRANT AND STOCK AWARED PLAN

         D.        ANNUAL REPORT ON FORM 10-KSB FILED MARCH 31, 2003


         E.        Nevada Statutes


ENCLOSURE: Letter of Transmittal




                                    EXHIBIT A

                          AGREEMENT AND PLAN OF MERGER

                                       OF

                             SUREQUEST SYSTEMS, INC.
                             (A NEVADA CORPORATION)

                                  WITH AND INTO

                             SureQuest Systems, Inc.
                            (A DELAWARE CORPORATION)

         This AGREEMENT AND PLAN OF MERGER (this "Agreement") is made and entered into as of March 12, 2003 between SUREQUEST SYSTEMS, INC., a Nevada corporation ("SureQuest Nevada"), and, SureQuest Systems, Inc., a Delaware corporation ("SureQuest Delaware").

                                 R E C I T A L S

         WHEREAS, SureQuest Nevada is a corporation duly organized and existing under the laws of the State of Nevada;

         WHEREAS, SureQuest Delaware is a corporation duly organized and existing under the laws of the State of Delaware; and

         WHEREAS, the Board of Directors of each of SureQuest Nevada and SureQuest Delaware deem it desirable to merge SureQuest Nevada with and into SureQuest Delaware so that SureQuest Delaware is the surviving corporation on the terms provided herein (the "Merger").

         NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I
                                     MERGER

         1.1 The Merger. Upon the Effective Date (as defined in Section 1.5) and subject to and upon the terms of conditions provided in this Agreement and the applicable provisions of the General Corporation Law of the State of Delaware (the "DGCL") and the Nevada Revised Statutes (the "NRS"), SureQuest Nevada will merge with and into SureQuest Delaware, the separate corporate existence of SureQuest Nevada shall cease, and SureQuest Delaware shall be the surviving corporation. SureQuest Delaware is hereinafter sometimes referred to as the "Surviving Corporation."

         1.2 Constituent Corporations. The name, address, jurisdiction of organization and governing law of each of the constituent corporations is as follows:

                  (a) SureQuest Systems, Inc., a corporation organized under and governed by the laws of the State of Nevada with an address at 13606 T.I. Blvd., Dallas, Texas 75243; and

                  (b) SureQuest Systems, Inc., a corporation organized under and governed by the laws of the State of Delaware with an address at 13606 T.I. Blvd., Dallas, Texas 75243.

         1.3 Surviving Corporation. SureQuest Delaware, a corporation organized under the laws of the State of Delaware, shall be the surviving corporation.

         1.4 Address of Principal Office of Surviving Corporation. The address of the principal office of SureQuest Delaware as the Surviving Corporation shall be 13606 T.I. Blvd., Dallas, Texas 75243.

         1.5 Closing: Effective Date. The Merger shall be effective (the "Effective Date"), on the date upon which the last of the following shall have been completed:

                  (a) This Agreement and the Merger shall have been adopted and recommended to the stockholders of SureQuest Nevada by the board of directors of SureQuest Nevada and approved by a majority voting power of SureQuest Nevada, in accordance with the requirements of the DGCL and the NRS;

                  (b) This Agreement and the Merger shall have been adopted and approved by the board of directors of SureQuest Delaware in accordance with the requirements of the DGCL;

                  (c) No vote of the stockholders of SureQuest Delaware shall be necessary to approve this Agreement and authorize the Merger because no shares of SureQuest Delaware shall have been issued prior to the adoption by the board of directors of SureQuest Delaware of the resolution approving this Agreement;

                  (d) The effective date of the Merger as stated in the executed Articles of Merger filed with the Secretary of State of the State of Nevada; and

                  (e) An executed Certificate of Merger or an executed counterpart of this Agreement meeting the requirements of the DGCL shall have been filed with the Secretary of State of the State of Delaware.

         1.6 Effect of the Merger. The effect of the Merger shall be as provided in this Agreement, the Certificate of Merger, and the applicable provisions of the DGCL and the NRS. Without limiting the foregoing, on the Effective Date, all the property, rights, privileges, powers and franchises of SureQuest Nevada shall vest in SureQuest Delaware, as the Surviving Corporation, and all debts, liabilities and duties of SureQuest Nevada shall become the debts, liabilities and duties of SureQuest Delaware, as the Surviving Corporation.

         1.7      Certificate of Incorporation; Bylaws.

                  (a) From and after the Effective Date, the Certificate of Incorporation of SureQuest Delaware as in effect immediately prior to the Effective Date, shall be the Certificate of Incorporation of the Surviving Corporation.

                  (b) From and after the Effective Date, the Bylaws of SureQuest Delaware as in effect immediately prior to the Effective Date, shall be the Bylaws of the Surviving Corporation.

         1.8 Directors and Officers of the Surviving Corporation. From and after the Effective Date, the directors or officers of SureQuest Delaware serving as directors or officers of SureQuest Delaware immediately prior to the Effective Date, shall be the directors and officers of the Surviving Corporation.

                                   ARTICLE II
                              CONVERSION OF SHARES

         2.1 Conversion of Capital Stock. Upon the Effective Date, by virtue of the Merger and without any action on the part of the holders of any outstanding shares of capital stock or other securities of SureQuest Nevada, each 40 shares of common stock of SureQuest Nevada, par value $0.001 per share ("SureQuest Nevada common stock"), issued and outstanding or held in treasury immediately prior to the Effective Date shall be converted into one (1) fully paid and nonassessable share of Common Stock, par value $0.001 per share, of the Surviving Corporation ("SureQuest Delaware common stock"), except for those shares of SureQuest Nevada common stock with respect to which the holders thereof duly exercise their dissenters' rights under Nevada law. Upon the Effective Date, by virtue of the Merger and without any action on the part of the holders of any outstanding shares of capital stock or other securities of SureQuest Nevada, (i) each certificate which, immediately prior to the Effective Date represented a share or shares of SureQuest Nevada common stock shall represent the number of shares of SureQuest Delaware common stock, as specified in this paragraph 2.1, and (ii) and each certificate which, immediately prior to the Effective Date, represented a share or shares of SureQuest Nevada preferred stock shall represent the number of shares of SureQuest Delaware common stock or preferred stock as specified in the designation of such shares of SureQuest Nevada preferred stock.

         2.2 SureQuest Delaware common stock. Upon the Effective Date, each share of SureQuest Delaware common stock or Delaware Preferred Stock issued and outstanding immediately prior to the Merger, if any, shall, by virtue of the Merger and without any action by the holder thereof or SureQuest Delaware, cease to be outstanding, and shall be canceled and returned to the status of authorized but unissued shares and any holder of certificates which immediately prior to the Effective Date represented such shares of SureQuest Delaware common stock or Delaware Preferred Stock shall thereafter cease to have any rights with respect to such shares.

         2.3      SureQuest Nevada Employee Plans and Options.

                  (a) Upon the Effective Date, each outstanding and unexercised option or other right to purchase or security convertible into SureQuest Nevada common stock, except SureQuest Nevada Preferred Stock, shall become an option or right to purchase or a security convertible into SureQuest Delaware common stock on the basis of one share of SureQuest Delaware common stock for each 40 shares of SureQuest Nevada common stock issuable pursuant to such option, stock purchase right or convertible security, on the same terms and conditions and at an exercise price per share equal to the exercise price applicable to any such SureQuest Nevada option, stock purchase right or convertible security on the Effective Date. There are no options or stock purchase rights for or securities convertible into the preferred stock of SureQuest Nevada, par value $0.001 per share.

                  (b) A number of shares of SureQuest Delaware common stock shall be reserved for issuance upon the exercise of options, stock purchase rights and convertible securities equal to the number of shares of SureQuest Nevada common stock so reserved immediately prior to the Effective Date.

                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

                  3.1 Representations and Warranties of SureQuest Nevada. SureQuest Nevada hereby covenants and agrees that it:

                  (a) Is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, and has all the requisite power and authority to own, lease and operate its properties and assets and to carry on its business as it is now being conducted;

                  (b) Is duly qualified to do business as a foreign person, and is in good standing, in each jurisdiction where the character of its properties or the nature of its activities make such qualification necessary;

                  (c) Is not in violation of any provisions of its articles of incorporation or bylaws; and

                  (d) Has full corporate power and authority to execute and deliver this Agreement and, assuming the approval of this Agreement by the stockholders of SureQuest Nevada in accordance with the NRS, consummate the Merger and the other transactions contemplated by this Agreement.

         3.2 Representations and Warranties of SureQuest Delaware. SureQuest Delaware hereby covenants and agrees that it:

                  (a) Is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has all the requisite power and authority to own, lease and operate its properties and assets and to carry on its business as it is now being conducted;

                  (b) Is duly qualified to do business as a foreign person, and is in good standing, in each jurisdiction where the character of its properties or the nature of its activities make such qualification necessary;

                  (c) Is not in violation of any provisions of its certificate of incorporation or bylaws; and

                  (d) Has full corporate power and authority to execute and deliver this Agreement and, assuming, prior to the issuance of shares of stock of SureQuest Delaware, the approval of the board of directors of SureQuest Delaware in accordance with the DGCL, consummate the Merger and the other transactions contemplated by this Agreement.

                                   ARTICLE IV
                                   TERMINATION

         4.1 Termination. At any time prior to the Effective Date, this Agreement may be terminated and the Merger abandoned for any reason whatsoever by the Board of Directors of either SureQuest Nevada or SureQuest Delaware, or both of them, notwithstanding the approval of this Agreement and the Merger by a majority of the voting power of SureQuest Nevada.

                                    ARTICLE V
                               FURTHER ASSURANCES

         5.1 Further Assurances as to SureQuest Nevada. From time to time, as and when required by SureQuest Delaware or by its successors or assigns, there shall be executed and delivered on behalf of SureQuest Nevada such deeds and other instruments, and there shall be taken or caused to be taken by SureQuest Delaware such further and other actions as shall be appropriate or necessary in order to vest or perfect in or conform of record or otherwise by SureQuest Delaware the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of SureQuest Nevada and otherwise to carry out the purposes of this Agreement, the officers and directors of SureQuest Delaware are fully authorized in the name and on behalf of SureQuest Nevada or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

                                   ARTICLE VI
                                  MISCELLANEOUS

         6.1 Amendment. Subject to applicable law, at any time prior to the Effective Date, this Agreement may be amended, modified or supplemented only by the written agreement of SureQuest Nevada and SureQuest Delaware.

         6.2 Assignment; Third Party Beneficiaries. Neither this Agreement, nor any right, interest or obligation hereunder shall be assigned by any of the parties hereto without the prior written consent of the other parties. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. This Agreement is not intended to confer any rights or benefits upon any person other than the parties hereto.

         6.3 Registered Office. The registered office of the Surviving Corporation in the State of Delaware shall be 1209 Orange Street, in the City of Wilmington, County of New Castle, 19801 and CT Corporation System shall be the registered agent of the Surviving Corporation at such address.

         6.4 Executed Agreement. Executed copies of this Agreement will be on file at the principal place of business of the Surviving Corporation at SureQuest Systems, Inc. at 13606 T.I. Blvd., Dallas, Texas 75243, and copies of this Agreement will be furnished to any stockholder of any of the parties hereto, upon request and without cost.

         6.5 Governing Law. This Agreement shall in all respects be interpreted by, and construed, interpreted and enforced in accordance with and pursuant to the laws of the State of Delaware and, so far as applicable, by the provisions of the NRS.

         6.6 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         6.7 Entire Agreement; Modification. This Agreement and the documents referred to herein are intended by the parties as a final expression of their agreement with respect to the subject matter hereof, and are intended as a complete and exclusive statement of the terms and conditions of that agreement, and there are not other agreements or understandings, written or oral, among the parties, relating to the subject matter hereof. This Agreement supercedes all prior agreements and understandings, written or oral, among the parties with respect to the subject matter hereof.

         IN WITNESS WHEREOF, the undersigned, intending to be legally bound hereby, have duly executed this Agreement as of the date first stated above.

SureQuest Systems, Inc.
(a Nevada corporation)


By:
   -----------------------------------------
      C. Scott Sykes, Jr., Chief Executive Officer


SUREQUEST SYSTEMS, Inc.
(a Delaware corporation)


By:
   -----------------------------------------
      C. Scott Sykes, Jr., Chief Executive Officer



                                    EXHIBIT B

-------------------------------------------------------------------------------

                          CERTIFICATE OF INCORPORATION
                                       OF
                             SUREQUEST SYSTEMS, INC.

-------------------------------------------------------------------------------


                                    ARTICLE I
                                      Name

_________The name of the Corporation is SureQuest Systems, Inc. (herein the "Corporation").


                                   ARTICLE II
                           Registered Office and Agent

_________The address of its registered office in the State of Delaware is The Corporation Trust Center at 1209 Orange Street, in the City of Wilmington, County of Newcastle, State of Delaware. The name of its registered agent at such address is The Corporation Trust Company.


                                   ARTICLE III
                                     Powers

_________The purpose for which the Corporation is organized is to transact all lawful business for which corporations may be incorporated pursuant to the laws of the State of Delaware. The Corporation shall have all the powers of a corporation organized under the General Corporation Law of the State of Delaware.

                                   ARTICLE IV
                                      Term

_________The Corporation is to have perpetual existence.


                                    ARTICLE V
                                  Capital Stock

_________The aggregate number of shares of all classes of capital stock which the Corporation has authority to issue is 110,000,000 of which 100,000,000 are to be shares of common stock, $.001 par value per share, and of which 10,000,000 are to be shares of serial preferred stock, $.001 par value per share. The shares may be issued by the Corporation from time to time as approved by the board of directors of the Corporation without the approval of the stockholders except as otherwise provided in this Article V or the rules of a national securities exchange if applicable. The consideration for the issuance of the shares shall be paid to or received by the Corporation in full before their issuance and shall not be less than the par value per share. The consideration for the issuance of the shares shall be cash, services rendered, personal property (tangible or intangible), real property, leases of real property or any combination of the foregoing. In the absence of actual fraud in the transaction, the judgment of the board of directors as to the value of such consideration shall be conclusive. Upon payment of such consideration such shares shall be deemed to be fully paid and nonassessable. In the case of a stock dividend, the part of the surplus of the Corporation which is transferred to stated capital upon the issuance of shares as a stock dividend shall be deemed to be the consideration for their issuance.

_________A description of the different classes and series (if any) of the Corporation's capital stock, and a statement of the relative powers, designations, preferences and rights of the shares of each class and series (if any) of capital stock, and the qualifications, limitations or restrictions thereof, are as follows:

_________A. Common Stock. Except as provided in this Certificate of Incorporation ("Certificate"), the holders of the common stock shall exclusively posses all voting power. Subject to the provisions of this Certificate, each holder of shares of common stock shall be entitled to one vote for each share held by such holders.

_________Whenever there shall have been paid, or declared and set aside for payment, to the holders of the outstanding shares of any class or series of stock having preference over the common stock as to the payment of dividends, the full amount of dividends and sinking fund or retirement fund or other retirement payments, if any, to which such holders are respectively entitled in preference to the common stock, then dividends may be paid on the common stock, and on any class or series of stock entitled to participate therewith as to dividends, out of any assets legally available for the payment of dividends, but only when and as declared by the board of directors of the Corporation.

_________In the event of any liquidation, dissolution or winding up of the Corporation, after there shall have been paid, or declared and set aside for payment, to the holders of the outstanding shares of any class having preference over the common stock in any such event, the full preferential amounts to which they are respectively entitled, the holders of the common stock and of any class or series of stock entitled to participate therewith, in whole or in part, as to distribution of assets shall be entitled, after payment or provision for payment of all debts and liabilities of the Corporation, to receive the remaining assets of the Corporation available for distribution, in cash or in kind.

_________Each share of common stock shall have the same relative powers, preferences and rights as, and shall be identical in all respects with, all the other shares of common stock of the Corporation.

_________B. Serial Preferred Stock. Except as provided in this Certificate, the board of directors of the Corporation is authorized, by resolution or resolutions from time to time adopted, to provide for the issuance of serial preferred stock in series and to fix and state, in whole or in part, the voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions of any such series before the issuance of any shares of that series. The Board of Directors shall determine the number of shares constituting each series of preferred stock and each series shall have a distinguishing designation.

_________Each share of each series of serial preferred stock shall have the same relative powers, preferences and rights as, and shall be identical in all respects with, all the other shares of the Corporation of the same series, except the times from which dividends on shares which may be issued from time to time of any such series may begin to accrue.


                                   ARTICLE VI
                                Preemptive Rights

_________No holder of any of the shares of any class or series of stock or of options, warrants or other rights to purchase shares of any class or series of stock or of other securities of the Corporation shall have any preemptive right to purchase or subscribe for any unissued stock of any class or series, or any unissued bonds, certificates of indebtedness, debentures or other securities convertible into or exchangeable for stock or carrying any right to purchase stock may be issued pursuant to resolution of the board of directors of the Corporation to such persons, firms, corporations or associations, whether or not holders thereof, and upon such terms as may be deemed advisable by the board of directors in the exercise of its sole discretion.


                                   ARTICLE VII
                              Repurchase of Shares

_________The Corporation may from time to time, pursuant to authorization by the board of directors of the Corporation and without action by the stockholders, purchase or otherwise acquire shares of any class, bonds, debentures, notes, scrip, warrants, obligations, evidences or indebtedness, or other securities of the Corporation in such manner, upon such terms, and in such amounts as the board of directors shall determine; subject, however, to such limitations or restrictions, if any, as are contained in the express terms of any class of shares of the Corporation outstanding at the time of the purchase or acquisition in question or as are imposed by law.


                                  ARTICLE VIII
                   Meetings of Stockholders; Cumulative Voting

_________A. No action that is required or permitted to be taken by the stockholders of the Corporation at any annual or special meeting of stockholders may be effected by written consent of stockholders in lieu of a meeting of stockholders, unless the action to be effected by written consent of stockholders and the taking of such action by such written consent have expressly been approved in advance by the board of directors of the Corporation.

_________B. Special meeting of the stockholders of the Corporation for any purpose or purposes may be called at any time by the board of directors of the Corporation, or by a committee of the board of directors which as been duly designated by the board of directors and whose powers and authorities, as provided in a resolution of the board of directors or in the bylaws of the Corporation, include the power and authority to call such meetings but such special meetings may not be called by another person or persons.

_________C. There shall be no cumulative voting by stockholders of any class or series in the election of directors of the Corporation.

_________D. Meetings of stockholders may be held at such place as the bylaws may provide.


                                   ARTICLE IX
                      Notice for Nominations and Proposals

_________A. Nominations for the election of directors and proposals for any new business to be taken up at any annual or special meeting of stockholders may be made by the board of directors of the Corporation or by any stockholder of the Corporation entitled to vote generally in the election of directors. In order for a stockholder of the Corporation to make any such nominations and/or proposals at an annual meeting or such proposals at a special meeting, he or she shall give notice thereof in writing, delivered or mailed by first class United States mail, postage prepaid, to the Secretary of the Corporation of less than thirty days nor more than sixty days prior to any such meeting; provided, however, that if less than forty days' notice of the meeting is given to stockholders, such written notice shall be delivered or mailed, as prescribed, to the Secretary of the Corporation not later than the close of the tenth day following the day on which notice of the meeting was mailed to stockholders. Each such notice given by a stockholder with respect to nominations for the election of directors shall set forth (1) the name, age, business address and, if known, residence address of each nominee proposed in such notice, (2) the principal occupation or employment of each such nominee, and (3) the number of shares of stock of the Corporation which are beneficially owned by each such nominee. In addition, the stockholder making such nomination shall promptly provide any other information reasonably requested by the Corporation.

_________B. Each such notice given by a stockholder to the Secretary with respect to business proposals to bring before a meeting shall set forth in writing as to each matter: (1) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting; (2) the name and address, as they appear on the Corporation's books, of the stockholder proposing such business; (3) the class and number of shares of the Corporation which are beneficially owned by the stockholder; and (4) any material interest of the stockholder in such business. Notwithstanding anything in this Certificate to the contrary, no business shall be conducted at the meeting except in accordance with the procedures set forth in this Article.

_________C. The Chairman of the annual or special meeting of stockholders may, if the facts warrant, determine and declare to such meeting that a nomination or proposal was not made in accordance with the foregoing procedure, and, if he should so determine, he shall so declare to the meeting and the defective nomination or proposal shall be disregarded and laid over for action at the next succeeding adjourned, special or annual meeting of the stockholders taking place thirty days or more thereafter. This provision shall not require the holding of any adjourned or special meeting of stockholders for the purpose of considering such defective nomination or proposal.


                                    ARTICLE X
                                    Directors

_________A. Number; Vacancies. The number of directors of the Corporation shall be such number, not less than one nor more than 15 (exclusive of directors, if any, to be elected by holders of preferred stock of the Corporation), as shall be provided from time to time in a resolution adopted by the board of directors, provided that no decrease in the number of directors shall have the effect of shortening the term of any incumbent director, and provided further that no action shall be taken to decrease or increase the number of directors from time to time unless at least two-thirds of the directors then in office shall concur in said action. Exclusive of directors, if any, elected by holders of preferred stock, vacancies in the board of directors of the Corporation, however caused, and newly created directorships shall be filled by a vote of two-thirds of the directors then in office, whether or not a quorum, and any director so chosen shall hold office for a term expiring at the annual meeting of stockholders at which the term of the class to which the director has been chosen expires and when the director's successor is elected and qualified. The board of directors shall be classified in accordance with the provisions of Section B of this
Article X.

_________B. Classified Board. The board of directors of the Corporation (other than directors which may be elected by the holders of preferred stock), shall be divided into three classes of directors which shall be designated Class I, Class II and Class III. The members of each class shall be elected for a term of three years and until their successors are elected and qualified. Such classes shall be as nearly equal in number as the then total number of directors constituting the entire board of directors shall permit, exclusive of directors, if any, elected by holders of preferred stock, with the terms of office of all members of one class expiring each year. Should the number of directors not be equally divisible by three, the excess director or directors shall be assigned to Classes I or II as follows: (1) if there shall be an excess of one directorship over the number equally divisible by three, such extra directorship shall be classified in Class I; and (2) if there be an excess of two directorships over a number equally divisible by three, one shall be classified in Class I and the other in Class II. At the organizational meeting of the Corporation, directors of Class I shall be elected to hold office for a term expiring at the first annual meeting of stockholders, directors of Class II shall be elected to hold office for a term expiring at the second succeeding annual meeting of stockholders and directors of Class III shall be elected to hold office for a term expiring at the third succeeding annual meeting thereafter. Thereafter, at each succeeding annual meeting, directors of each class shall be elected for three year terms. Notwithstanding the foregoing, the director whose term shall expire at any annual meeting shall continue to serve until such time as his successor shall have been duly elected and shall have qualified unless his position on the board of directors shall have been abolished by action taken to reduce the size of the board of directors prior to said meeting.

         Should the number of directors of the Corporation be reduced, the directorship(s) eliminated shall be allocated among classes as appropriate so that the number of directors in each class is as specified in the position(s) to be abolished. Notwithstanding the foregoing, no decrease in the number of directors shall have the effect of shortening the term of any incumbent director. Should the number of directors of the Corporation be increased, other than directors which may be elected by the holders of preferred stock, the additional directorships shall be allocated among classes as appropriate so that the number of directors in each class is as specified in the immediately preceding paragraph.

         Whenever the holders of any one or more series of preferred stock of the Corporation shall have the right, voting separately as a class, to elect one or more directors of the Corporation, the board of directors shall include said directors so elected and not be in addition to the number of directors fixed as provided in this Article X. Notwithstanding the foregoing, and except as otherwise may be required by law, whenever the holders of any one or more series of preferred stock of the Corporation elect one or more directors of the Corporation, the terms of the director or directors elected by such holders shall expire at the next succeeding annual meeting of stockholders.


                                   ARTICLE XI
                              Removal of Directors

_________Notwithstanding any other provision of this Certificate or the bylaws of the Corporation, any director or all the directors of a single class (but not the entire board of directors) of the Corporation may be removed, at any time, but only for cause and only by the affirmative vote of the holders of at least 75% of the voting power of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors (considered for this purpose as one class) cast at a meeting of the stockholders called for that purpose. Notwithstanding the foregoing, whenever the holders of any one or more series of preferred stock of the Corporation shall have the right, voting separately as a class, to elect one or more directors of the Corporation, the preceding provisions of this Article XI shall not apply with respect to the director or directors elected by such holders of preferred stock.


                                   ARTICLE XII
                          Acquisition of Capital Stock

_________A. Definitions. For the purpose of this Article:

                  (1) The term "Act" shall mean the Securities Exchange Act of 1934, as amended, and any successor statute.

                  (2) The term "acting in concert" shall mean (i) knowing participation in a joint activity or conscious parallel action towards a common goal whether or not pursuant to an express agreement, and (ii) a combination or pooling of voting or other interest in the Corporation's outstanding shares of capitol stock for a common purpose, pursuant to any contract, understanding, relationship, agreement or other arrangement, whether written or otherwise.

                  (3) The term "acquire," "acquisition" or "acquiring" with respect to the acquisition of any security of the Corporation shall refer to the acquisition of such security by any means whatsoever, including without limitation, an acquisition of such security by gift, by operation of law, by will or by intestacy, whether voluntarily or involuntarily.

                  (4) The term "Code" means the Internal Revenue Code of 1986, as amended, and any successor statute.

                  (5) The term "Common Stock" means all Common Stock of the Corporation and any other securities issued by the Corporation (other than the Warrants) which are treated as stock for purposes of Section 382 of the Code.

                  (6) The term "Fair Market Value" of the Common Stock shall mean the average of the daily closing prices of the Common Stock for 15 consecutive trading days commencing 20 trading days before the date of such computation The closing price is the last reported sale price on the principal securities exchange on which the Common Stock is listed or, if the Common Stock is not listed on any national securities exchange, the NASDAQ National Marked System, or, if the Common Stock is not designated for trading on the NASDAQ National Market System, the average of the closing bid and asked prices as reported on NASDAQ or, if not so reported, as furnished by the National Quotation Bureau Incorporated. In the absence of such a quotation, the Corporation shall determine the current market rice on a reasonable and appropriate basis of the average of the daily closing prices for 15 consecutive trading days commencing 20 trading days before the date of such computation.

                  (7) The term "own," "owing," "ownership" or "owning" refer to the ownership of securities within the meaning of Section 382 of the Code after taking into account the attribution rules of Section 382(l)(3) of the Code and the regulations promulgated hereunder (except insofar as such attribution would be inconsistent with provisions of this Article XII relating to Warrants).

                  (8) The term "Person" shall mean any individual, firm, corporation, partnership, joint venture or other entity and shall include any group composed of such person and any other person with whom such person or any Affiliate or Associate (as those terms are defined in Rule 12b-2 of the General Rules and Regulations under the
         Act) of such person has any agreement, arrangement or understanding, directly or indirectly, for the purposes of acquiring, holding, voting or disposing of Common Stock or Warrants, and any other person who is a member of such group.

                  (9) The term "Transfer Agent" shall mean the transfer agent with respect to the Common Stock nominated and appointed by the Board of Directors from time to time.

                  (10) The term "Warrant" shall mean any securities issued or assumed by the Corporation, or any securities issuable by the Corporation in respect to issued securities which are convertible into, or which include the right to acquire, shares of Common Stock, whether or not the right to make such conversion or acquisition is subject to any contingencies, including, without limitation, warrants, options, calls, contracts to acquire securities, convertible debt instruments or any other interests treated as an option pursuant to Section 382(l)(3) of the Code.

                  (11) The term "Warrant Agent" shall mean any warrant agent for any Warrants nominated and appointed by the Board of Directors from time to time.

_________B.  Acquisition of Control Shares.
             -----------------------------

                  (1) If, at any time during the ten years from the effective date of this Certificate, any Person shall acquire the beneficial ownership (as determined pursuant to Rules 13d-3 and 13d-5 under the Act) of more than 20% of any class of Common Stock, then the record holders of Common stock beneficially owned by such acquiring Person shall have only the voting rights set forth in this paragraph B on any matter requiring their vote or consent. With respect to each vote in excess of 20% of the voting power of the outstanding shares of Common Stock which such record holders would otherwise be entitled to cast without giving effect to this paragraph B, the record holders in the aggregate shall be entitled to cast only one-hundredth of a vote. A Person who is a record owner of shares of Common Stock that are beneficially owned simultaneously by more than one person shall have, with respect to such shares, the right to cast the least number of votes that such person would be entitled to cast under this paragraph B by virtue of such shares being so beneficially owned by any of such acquiring Persons. The effect of the reduction in voting power required by this paragraph B shall be given effect in determination the presence of a quorum for purposes of convening a meeting of the stockholders of the Corporation.

                  (2) The limitation on voting rights prescribed by this paragraph B shall terminate and be of no force and effect as of the earliest to occur of:

                                    (i) the date that any person becomes the
beneficial owner of shares of stock representing at least 75% of the total number of votes entitled to be cast in respect of all outstanding shares of stock, before giving effect to the reduction in votes prescribed by this paragraph B; or

                                    (ii) the date (the "Reference Date") one day
                  prior to the date on which, as a result of such limitation of voting rights, the Common Stock will be delisted from (including by ceasing to be temporarily or provisionally authorized for listing with) the New York Stock Exchange (the "NYSE") or the American Stock Exchange (the "AMEX"), or be no longer authorized for inclusion (including by ceasing to be provisionally or temporarily authorized for inclusion) on the National Association of Securities Dealers, Inc. Automated Quotation System/National Market System ("NASDAQ/NMS"); provided, however, that (a) such termination shall not occur until the earlier of (x) the 90th day after the Reference Date or (y) the first day on or after a Reference Date that there is not pending a proceeding under the rules of the NYSE, the AMEX or the NASDAQ/NMS or any other administrative or judicial proceeding challenging such delisting or removal of authorization of the Common Stock, an application for listing of the Common stock with the NYSE or the AMEX or for authorization for the Common Stock to be including on the NASDAQ/NMS, or an appeal with respect to any such application, and (b) such termination shall not occur by virtue of such delisting or lack of authorization if on or prior to the earlier of the 90th day after the Reference Date or the day on which no proceeding, application or appeal of the type described in (y) above is pending, the Common Stock is approved for listing or continued listing on the NYSE or the AMEX or authorized for inclusion or continued inclusion on the NASDAQ/NMS (including any such approval or authorization which is temporary or provisional). Nothing contained herein shall be construed so as to prevent the Common Stock from continuing to be listed with the NYSE or AMEX or continuing to be authorized for inclusion on the NASDAQ/NMS in the event that the NYSE, AMEX or NASDAQ/NMS, as the case may be, adopts a rule or is governed by an order, decree, ruling or regulation of the Securities and Exchange Commission which provides in whole or in part that companies having Common Stock with differential voting rights listed on the NYSE or the Amex or authorized for inclusion on the NASDAQ/NMS may continue to be so listed or included.

_________C. Exceptions. The restrictions contained in this Article XII shall not apply to (1) any underwriter or member of an underwriting or selling group involving a public sale or resale of securities of the Corporation or a subsidiary thereof; provided, however, that upon completion of the sale or resale of such securities, no such underwriter or member of such selling group is a beneficial owner of more than 4.9% of any class of equity security of the Corporation, (2) any revocable proxy granted pursuant to a proxy solicitation in compliance with section 14 of the Act by a stockholder of the Corporation or (3) any employee benefit plans of the Corporation. In addition, the Continuing Directors of the Corporation, the officers and employees of the Corporation and its subsidiaries, the directors of subsidiaries of the Corporation, the employee benefit plans of the Corporation and its subsidiaries, entities organized or established by the Corporation or any subsidiary thereof pursuant to the terms of such plans and trustees and fiduciaries with respect to such plans acting in such capacity shall not be deemed to be a group with respect to their beneficial ownership of voting stock of the Corporation solely by virtue of their being directors, officers or employees of the Corporation or a subsidiary thereof or by virtue of the Continuing Directors of the Corporation, the officers and employees of the Corporation and its subsidiaries and the directors of subsidiaries of the Corporation being fiduciaries or beneficiaries of an employee benefit plan of the Corporation or a subsidiary of the Corporation. Notwithstanding the foregoing, no director, officer or employee of the Corporation or any of its subsidiaries or group of any of them shall be exempt from the provisions of this Article XII should any such person or group become a beneficial owner of more than 20% of any class of equity security of the Corporation.

_________D. Construction. A majority of the Continuing Directors, as defined in
Article XIII, shall have the power to construe and apply the provisions of paragraphs B, C and D of this Article XII and to make all determinations necessary or desirable to implement such provisions, including but not limited to matters with respect to (1) the number of shares beneficially owned by any person, (2) whether a person has an agreement, arrangement or understanding with another as to the matters referred to in the definition of beneficial ownership,
(3) the application of any other definition or operative provision of this
Article XII to the given facts or (4) any other matter relating to the applicability or effect of paragraphs B, C and D of this Article XII. Any constructions, applications, or determinations made by the Continuing Directors pursuant to paragraphs B, C and D of this Article XII in good faith and on the basis of such information and assistance as was then reasonably available for such purpose shall be conclusive and binding upon the Corporation and its stockholders.

_________E. Partial Invalidity. If any provision of this Article XII or any application of any such provision is determined to be invalid by any federal or state court having jurisdiction over the issues, the validity of the remaining provisions shall not be affected and other applications of such provision shall be affected only to the extent necessary to comply with the determination of such court.


                                  ARTICLE XIII
                    Approval of Certain Business Combinations

_________The stockholder vote required to approve Business Combinations (as hereinafter defined) shall be as set forth in this section.

_________A. (1) Except as otherwise expressly provided in this Article XIII, and in addition to any other vote required by law, the affirmative vote required by law, the affirmative vote of the holders of (i) at least 75% of the voting power of the outstanding shares entitled to vote thereon (and, if any class or series of shares is entitled to vote thereon separately the affirmative vote of the holders of at least 75% of the outstanding shares of each such class or series), and (ii) at least a majority of the outstanding shares entitled to vote thereon, not including shares deemed beneficially owned by a Related Person (as hereinafter defined), shall be required in order to authorize any of the following:

                           (a) any merger or consolidation of the Corporation or a subsidiary of the Corporation with or into a Related person (as hereinafter defined);

                           (b) any sale, lease, exchange, transfer or other disposition, including without limitation, a mortgage or pledge, of all or any Substantial Part (as hereinafter defined) of the assets of the Corporation (including without limitation any voting securities of a subsidiary) or of a subsidiary, to a Related Person;

                           (c) any merger or consolidation of a Related Person with or into the Corporation or a subsidiary of the Corporation;

                           (d) any sale, lease, exchange, transfer or other disposition of all or any Substantial Part of the assets of a Related Person to the Corporation or a subsidiary of the Corporation;

                           (e) the issuance of any securities of the Corporation or a subsidiary of the Corporation to a Related Person other than on a pro rata basis to all holders of capital stock of the Corporation of the same class or classes held by the Related person, pursuant to a stock split, stock dividend or distribution or warrants or rights, and other than in connection with the exercise or conversion of securities exercisable for or convertible into securities of the Corporation or any of its subsidiaries which securities have been distributed pro rata to all holders of capital stock of the Corporation;

                           (f) the acquisition by the Corporation or a subsidiary of the Corporation of any securities of a Related Person;

                           (g) any reclassification of the common stock of the Corporation, or any recapitalization involving the common stock of the Corporation or any similar transaction (whether or not with or into or otherwise involving a Related Person) that has the effect directly or indirectly, of increasing by more than 1% the proportionate share of the outstanding shares of any class of equity or convertible securities of the Corporation or any subsidiary that are directly or indirectly owned by any Related Person; and

                           (h) any agreement, contract or other arrangement providing for any of the transactions described in this Article XIII.

                  (2) Such affirmative vote shall be required notwithstanding any other provision of this Certificate, any provision of law, or any agreement with any regulatory agency or national securities exchange which might otherwise permit a lesser vote or no vote; provided, however, that in no instance shall the provisions of this Article XIII require the vote of greater than 85% of the voting power of the outstanding shares entitled to vote thereon for the approval of a Business Combination.

                  (3) The term "Business Combination" as used in this Article XIII shall mean any transaction which is referred to in any one or more of subparagraphs A(1)(a) through (h) above.

         B. The provisions of paragraph A shall not be applicable to any particular Business Combination, and such Business Combination shall require only such affirmative vote as is required by any other provision of this Certificate, any provision of law, or any agreement with any regulatory agency or national securities exchange, if the Business Combination shall have been approved in advance by a two-thirds vote of the Continuing Directors (as hereinafter defined; provided, however, that such approval shall only be effective if obtained at a meeting at which a continuing Director Quorum (as hereinafter defined) is present.

         C. For the purposes of this Article XIII the following definitions apply:

                  (1) The term "Related Person" shall mean and include (i) any individual, corporation, partnership or other person or entity which together with its "affiliates" or "associates" (as those terms are defined in the Act) "beneficially owns" (as that there is defined in the Act) in the aggregate 10% or more of the outstanding shares of the common stock of the Corporation; and (ii) any "affiliate" or "associate" (as those terms are defined in the Act) of any such individual, Corporation, partnership or other person or entity; provided, however, that the term "Related Person" shall not include the Corporation, any subsidiary of the Corporation, any employee benefit plan, employee stock plan of the Corporation or of any subsidiary of the Corporation, or any trust established by the Corporation in connection with the foregoing, or any person or entity organized, appointed, established or holding shares of capital stock of the Corporation for or pursuant to the terms of any such plan, nor shall such term encompass shares of capital stock of the Corporation held by any of the foregoing (whether or not held in a fiduciary capacity or otherwise). Without limitation, any shares of the common stock of the Corporation which any Related Person has the right to acquire pursuant to any agreement, or upon exercise or conversion rights, warrants or options, or otherwise, shall be deemed "beneficially owned" by such Related Person.

                  (2) The term "Substantial Part" shall mean more than 25% of the total assets of the entity at issue, as of the end of its most recent fiscal year ending prior to the time the determination is made.

                  (3) The term "Continuing Director" shall mean any member of the board of directors of the Corporation who is unaffiliated with and who is not the Related Person and was a member of the board prior to the time that the Related Person became a Related Person, and any successor of a Continuing Director who is unaffiliated with and who is not the Related Person and is recommended to succeed a Continuing Director by a majority of Continuing Directors then on the board.

                  (4) The term "Continuing Director Quorum" shall mean two-thirds of the Continuing Directors capable of exercising the powers conferred on them.


                                   ARTICLE XIV
                       Evaluation of Business Combinations

         In connection with the exercise of its judgment in determining what is in the best interests of the Corporation and of the stockholders, when evaluating a Business Combination (as defined in Article XIII) or a tender or exchange offer, the board of directors of the Corporation shall, in addition to considering the adequacy of the amount to be paid in connection with any such transaction, consider all of the following factors and any other factors which it deems relevant; (A) the social and economic effects of the transaction on the Corporation and its subsidiaries, employees and customers, creditors and other elements of the communities in which the Corporation and its subsidiaries operate or are located; (B) the business and financial condition and earnings prospects of the acquiring person or entity, including, but not limited to, debt service and other existing financial obligations, financial obligations to be incurred in connection with the acquisition and other likely financial obligations of the acquiring person or entity and the possible effect of such conditions upon the Corporation and its subsidiaries and the other elements of the communities in which the Corporation and its subsidiaries operate or are located; and (C) the competence, experience, and integrity of the acquiring person or entity and its or their management.


                                   ARTICLE XV
                                 Indemnification

         Any person who was or is a party or is or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (whether or not by or in the right of the corporation) by reason of the fact that he is or was a director, officer, incorporator, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, incorporator, employee, partner, trustee, or agent of another corporation, partnership, joint venture, trust, or other enterprise (including an employee benefit plan), shall be entitled to be indemnified by the corporation to the full extent then permitted by law against expenses (including counsel fees and disbursements), judgments, fines (including excise taxes assessed on a person with respect to an employee benefit plan), and amounts paid in settlement incurred by him in connection with such action, suit, or proceeding. Such right of indemnification shall inure whether or not the claim asserted is based on matters which antedate the adoption of this Article XV. Such right of indemnification shall continue as to a person who has ceased to be a director, officer, incorporator, employee, partner, trustee, or agent and shall inure to the benefit of the heirs and personal representatives of such a person. The indemnification provided by this Article XV shall not be deemed exclusive of any other rights which may be provided now or in the future under any provision currently in effect or hereafter adopted of the bylaws, by any agreement, by vote of stockholders, by resolution of disinterested directors, by provisions of law, or otherwise.


                                   ARTICLE XVI
                       Limitations on Directors' Liability

         A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except: (A) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (B) for acts or omissions that are not in good faith or that involve intentional misconduct or a knowing violation of law, (C) under Section 174 of the General Corporation Law of the State of Delaware, or (D) for any transaction from which the director derived any improper personal benefit. If the General Corporation law of the State of Delaware is amended after the date of filing of this Certificate to further eliminate or limit the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law of the State of Delaware, as so amended.

         Any repeal or modification of the foregoing paragraph by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.


                                  ARTICLE XVII
                               Amendment of Bylaws

         In furtherance and not in limitation of the powers conferred by statute, the board of directors of the Corporation is expressly authorized to adopt, repeal, alter, amend and rescind the bylaws of the Corporation by a vote of two-thirds of the board of directors. Notwithstanding any other provision of this Certificate or the bylaws of the Corporation, and in addition to any affirmative vote required by law (and notwithstanding the fact that some lesser percentage may be specified by law), the bylaws shall be adopted, repealed, altered, amended or rescinded by the stockholders of the Corporation only by the vote of the holders of not less than 75% of the voting power of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors (considered for this purpose as one class) cast at a meeting of the stockholders called for that purpose (provided that notice of such proposed adoption, repeal, alteration, amendment or rescission is included in the notice of such meeting), or, as set forth above, by the board of directors.


                                  ARTICLE XVIII
                    Amendment of Certificate of Incorporation

         Subject to the provisions hereof, the Corporation reserves the right to repeal, alter, amend or rescind any provision contained in this Certificate in the manner now or hereafter prescribed by law, and all rights conferred on stockholders herein are granted subject to this reservation. Notwithstanding the foregoing at any time and from time to time, the provisions set forth in Articles VIII, IX, X, XI, XII, XIII, XIV, XV, XVI, XVII and this Article XVIII may be repealed, altered, amended or rescinded in any respect only if the same is approved by the affirmative vote of the holders of not less than 75% of the voting power of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors (considered for this purpose as a single class) cast at a meeting of the stockholders called for that purpose (provided that notice of such proposed adoption, repeal, alteration, amendment or rescission is included in the notice of such meeting).


                                   ARTICLE XIX
                                  Incorporator

         The name and address of the incorporator is:

                                  Danyel Owens
                       770 South Post Oak Lane, Suite 435
                              Houston, Texas 77056

         I, THE UNDERSIGNED, being the incorporator, for the purpose of forming a corporation pursuant to the General Corporation Law of Delaware, does make and file this Certificate of Incorporation, hereby declaring and certifying that the facts herein stated are true, and accordingly have hereunto set my hand this 11th day of March, 2003.

                                                       /s/Danyel Owens
                                                       ----------------------
                                                       Danyel Owens





                                    EXHIBIT C

                             SureQuest Systems, Inc.
                    2003 DIRECTORS, OFFICERS AND CONSULTANTS
                STOCK OPTION, STOCK WARRANT AND STOCK AWARD PLAN

SECTION 1. PURPOSE OF THE PLAN. The purpose of the 2003 Directors, Officers and Consultants Stock Option, Stock Warrant and Stock Award Plan ("Plan") is to maintain the ability of SureQuest Systems, Inc., a Nevada corporation (the "Company") and its subsidiaries to attract and retain highly qualified and experienced directors, employees and consultants and to give such directors, employees and consultants a continued proprietary interest in the success of the Company and its subsidiaries. In addition the Plan is intended to encourage ownership of common stock, $.001 par value ("Common Stock"), of the Company by the directors, employees and consultants of the Company and its Affiliates (as defined below) and to provide increased incentive for such persons to render services and to exert maximum effort for the success of the Company's business. The Plan provides eligible directors, employees and consultants the opportunity to participate in the enhancement of shareholder value by the grants of warrants, options, restricted common or convertible preferred stock, unrestricted common or convertible preferred stock and other awards under this Plan and to have their bonuses and/or consulting fees payable in warrants, restricted common or convertible preferred stock, unrestricted common or convertible preferred stock and other awards, or any combination thereof. In addition, the Company expects that the Plan will further strengthen the identification of the directors, employees and consultants with the stockholders. Certain options and warrants to be granted under this Plan are intended to qualify as Incentive Stock Options ("ISOs") pursuant to Section 422 of the Internal Revenue Code of 1986, as amended ("Code"), while other options and warrants and preferred stock granted under this Plan will be nonqualified options or warrants which are not intended to qualify as ISOs ("Nonqualified Options"), either or both as provided in the agreements evidencing the options or warrants described in Section 5 hereof and shares of preferred stock. As provided in the designation described in Section 7, employees, consultants and directors who participate or become eligible to participate in this Plan from time to time are referred to collectively herein as "Participants". As used in this Plan, the term "Affiliates" means any "parent corporation" of the Company and any "subsidiary corporation" of the Company within the meaning of Code Sections 424(e) and (f), respectively.

SECTION 2.  ADMINISTRATION OF THE PLAN.

         (a) Composition of Committee. The Plan shall be administered by the Board of Directors of the Company (the "Board"). When acting in such capacity the Board is herein referred to as the "Committee," which shall also designate the Chairman of the Committee. If the Company is governed by Rule 16b-3 promulgated by the Securities and Exchange Commission ("Commission") pursuant to the Securities Exchange Act of 1934, as amended ("Exchange Act"), no director shall serve as a member of the Committee unless he or she is a "disinterested person" within the meaning of such Rule 16b-3.

         (b) Committee Action. The Committee shall hold its meetings at such times and places as it may determine. A majority of its members shall constitute a quorum, and all determinations of the Committee shall be made by not less than a majority of its members. Any decision or determination reduced to writing and signed by a majority of the members shall be fully as effective as if it had been made by a majority vote of its members at a meeting duly called and held. The Committee may designate the Secretary of the Company or other Company employees to assist the Committee in the administration of the Plan, and may grant authority to such persons to execute award agreements or other documents on behalf of the Committee and the Company. Any duly constituted committee of the Board satisfying the qualifications of this Section 2 may be appointed as the Committee.

         (c) Committee Expenses. All expenses and liabilities incurred by the Committee in the administration of the Plan shall be borne by the Company. The Committee may employ attorneys, consultants, accountants or other persons.

SECTION 3. STOCK RESERVED FOR THE PLAN. Subject to adjustment as provided in
Section 5(d)(xiii) hereof, the aggregate number of shares that may be optioned, subject to conversion, exercised or issued under the Plan is 9,250,000 shares of options, warrants or any combination thereof. The shares subject to the Plan shall consist of authorized but unissued shares of Common Stock and such number of shares shall be and is hereby reserved for sale for such purpose. Any of such shares which may remain unsold and which are not subject to issuance upon exercise of outstanding options or warrants or conversion of outstanding shares of preferred stock at the termination of the Plan shall cease to be reserved for the purpose of the Plan, but until termination of the Plan or the termination of the last of the options or warrants granted under the Plan, whichever last occurs, the Company shall at all times reserve a sufficient number of shares to meet the requirements of the Plan. Should any option or warrant expire or be cancelled prior to its exercise in full, the shares theretofore subject to such option or warrant may again be made subject to an option, warrant or shares of convertible preferred stock under the Plan.

         Immediately upon the grant of any option, warrant, shares of preferred stock or award, the number of shares of Common Stock that may be issued or optioned under the Plan will be increased. The number of shares of such increase shall be an amount such that immediately after such increase the total number of shares issuable under the Plan and reserved for issuance upon exercise of outstanding options, warrants or conversion of shares of preferred stock will equal 15% of the total number of issued and outstanding shares of Common Stock of the Company. Such increase in the number of shares subject to the Plan shall occur without the necessity of any further corporate action of any kind or character.

SECTION 4. ELIGIBILITY. The Participants shall include directors, employees, including officers, of the Company and its divisions and subsidiaries, and consultants and attorneys who provide bona fide services to the Company. Participants are eligible to be granted warrants, options, restricted common or convertible preferred stock, unrestricted common or convertible preferred stock and other awards under this Plan and to have their bonuses and/or consulting fees payable in warrants, restricted common or convertible preferred stock, unrestricted common or convertible preferred stock and other awards. A Participant who has been granted an option, warrant or preferred stock hereunder may be granted an additional option, warrant options, warrants or preferred stock, if the Committee shall so determine.

SECTION 5.  GRANT OF OPTIONS OR WARRANTS.

         (a) Committee Discretion. The Committee shall have sole and absolute discretionary authority (i) to determine, authorize, and designate those persons pursuant to this Plan who are to receive warrants, options, restricted common or convertible preferred stock, or unrestricted common or convertible preferred stock under the Plan, (ii) to determine the number of shares of Common Stock to be covered by such grant or such options or warrants and the terms thereof,
(iii) to determine the type of Common Stock granted: restricted common or convertible preferred stock, unrestricted common or convertible preferred stock or a combination of restricted and unrestricted common or convertible preferred stock, and (iv) to determine the type of option or warrant granted: ISO, Nonqualified Option or a combination of ISO and Nonqualified Options. The Committee shall thereupon grant options or warrants in accordance with such determinations as evidenced by a written option or warrant agreement. Subject to the express provisions of the Plan, the Committee shall have discretionary authority to prescribe, amend and rescind rules and regulations relating to the Plan, to interpret the Plan, to prescribe and amend the terms of the option or warrant agreements (which need not be identical) and to make all other determinations deemed necessary or advisable for the administration of the Plan.

         (b) Stockholder Approval. All ISOs granted under this Plan are subject to, and may not be exercised before, the approval of this Plan by the stockholders prior to the first anniversary date of the Board meeting held to approve the Plan, by the affirmative vote of the holders of a majority of the outstanding shares of the Company present, or represented by proxy, and entitled to vote thereat, or by written consent in accordance with the laws of the State of Texas, provided that if such approval by the stockholders of the Company is not forthcoming, all options or warrants and stock awards previously granted under this Plan other than ISOs shall be valid in all respects.

         (c) Limitation on Incentive Stock Options and Warrants. The aggregate fair market value (determined in accordance with Section 5(d)(ii) of this Plan at the time the option or warrant is granted) of the Common Stock with respect to which ISOs may be exercisable for the first time by any Participant during any calendar year under all such plans of the Company and its Affiliates shall not exceed $1,000,000.

         (d) Terms and Conditions. Each option or warrant granted under the Plan shall be evidenced by an agreement, in a form approved by the Committee, which shall be subject to the following express terms and conditions and to such other terms and conditions as the Committee may deem appropriate:

                  (i) Option or Warrant Period. The Committee shall promptly notify the Participant of the option or warrant grant and a written agreement shall promptly be executed and delivered by and on behalf of the Company and the Participant, provided that the option or warrant grant shall expire if a written agreement is not signed by said Participant (or his agent or attorney) and returned to the Company within 60 days from date of receipt by the Participant of such agreement. The date of grant shall be the date the option or warrant is actually granted by the Committee, even though the written agreement may be executed and delivered by the Company and the Participant after that date. Each option or warrant agreement shall specify the period for which the option or warrant thereunder is granted (which in no event shall exceed ten years from the date of grant) and shall provide that the option or warrant shall expire at the end of such period. If the original term of an option or warrant is less than ten years from the date of grant, the option or warrant may be amended prior to its expiration, with the approval of the Committee and the Participant, to extend the term so that the term as amended is not more than ten years from the date of grant. However, in the case of an ISO granted to an individual who, at the time of grant, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or its Affiliate ("Ten Percent Stockholder"), such period shall not exceed five years from the date of grant.

                  (ii) Option or Warrant Price. The purchase price of each share of Common Stock subject to each option or warrant granted pursuant to the Plan shall be determined by the Committee at the time the option or warrant is granted and, in the case of ISOs, shall not be less than 100% of the fair market value of a share of Common Stock on the date the option or warrant is granted, as determined by the Committee. In the case of an ISO granted to a Ten Percent Stockholder, the option or warrant price shall not be less than 110% of the fair market value of a share of Common Stock on the date the option or warrant is granted. The purchase price of each share of Common Stock subject to a Nonqualified Option or Warrant under this Plan shall be determined by the Committee prior to granting the option or warrant. The Committee shall set the purchase price for each share subject to a Nonqualified Option or Warrant at either the fair market value of each share on the date the option or warrant is granted, or at such other price as the Committee in its sole discretion shall determine.

                  At the time a determination of the fair market value of a share of Common Stock is required to be made hereunder, the determination of its fair market value shall be made by the Committee in such manner as it deems appropriate.

                  (iii) Exercise Period. The Committee may provide in the option or warrant agreement that an option or warrant may be exercised in whole, immediately, or is to be exercisable in increments. In addition, the Committee may provide that the exercise of all or part of an option or warrant is subject to specified performance by the Participant.

                  (iv) Procedure for Exercise. Options or warrants shall be exercised in the manner specified in the option or warrant agreement. The notice of exercise shall specify the address to which the certificates for such shares are to be mailed. A Participant shall be deemed to be a stockholder with respect to shares covered by an option or warrant on the date specified in the option or warrant agreement . As promptly as practicable, the Company shall deliver to the Participant or other holder of the warrant, certificates for the number of shares with respect to which such option or warrant has been so exercised, issued in the holder's name or such other name as holder directs; provided, however, that such delivery shall be deemed effected for all purposes when a stock transfer agent of the Company shall have deposited such certificates with a carrier for overnight delivery, addressed to the holder at the address specified pursuant to this
         Section 6(d).

                  (v) Termination of Employment. If an executive officer to whom an option or warrant is granted ceases to be employed by the Company for any reason other than death or disability, any option or warrant which is exercisable on the date of such termination of employment may be exercised during a period beginning on such date and ending at the time set forth in the option or warrant agreement; provided, however, that if a Participant's employment is terminated because of the Participant's theft or embezzlement from the Company, disclosure of trade secrets of the Company or the commission of a willful, felonious act while in the employment of the Company (such reasons shall hereinafter be collectively referred to as "for cause"), then any option or warrant or unexercised portion thereof granted to said Participant shall expire upon such termination of employment. Notwithstanding the foregoing, no ISO may be exercised later than three months after an employee's termination of employment for any reason other than death or disability.

                  (vi) Disability or Death of Participant. In the event of the determination of disability or death of a Participant under the Plan while he or she is employed by the Company, the options or warrants previously granted to him may be exercised (to the extent he or she would have been entitled to do so at the date of the determination of disability or death) at any time and from time to time, within a period beginning on the date of such determination of disability or death and ending at the time set forth in the option or warrant agreement, by the former employee, the guardian of his estate, the executor or administrator of his estate or by the person or persons to whom his rights under the option or warrant shall pass by will or the laws of descent and distribution, but in no event may the option or warrant be exercised after its expiration under the terms of the option or warrant agreement. Notwithstanding the foregoing, no ISO may be exercised later than one year after the determination of disability or death. A Participant shall be deemed to be disabled if, in the opinion of a physician selected by the Committee, he or she is incapable of performing services for the Company of the kind he or she was performing at the time the disability occurred by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long, continued and indefinite duration. The date of determination of disability for purposes hereof shall be the date of such determination by such physician.

                  (vii) Assignability. An option or warrant shall be assignable or otherwise transferable, in whole or in part, by a Participant as provided in the option, warrant or designation of the series of preferred stock.

                  (viii) Incentive Stock Options. Each option or warrant agreement may contain such terms and provisions as the Committee may determine to be necessary or desirable in order to qualify an option or warrant designated as an incentive stock option.

                  (ix) Restricted Stock Awards. Awards of restricted stock under this Plan shall be subject to all the applicable provisions of this Plan, including the following terms and conditions, and to such other terms and conditions not inconsistent therewith, as the Committee shall determine:

                           (A) Awards of restricted stock may be in addition to
                  or in lieu of option or warrant grants. Awards may be conditioned on the attainment of particular performance goals based on criteria established by the Committee at the time of each award of restricted stock. During a period set forth in the agreement (the "Restriction Period"), the recipient shall not be permitted to sell, transfer, pledge, or otherwise encumber the shares of restricted stock; except that such shares may be used, if the agreement permits, to pay the option or warrant price pursuant to any option or warrant granted under this Plan, provided an equal number of shares delivered to the Participant shall carry the same restrictions as the shares so used. Shares of restricted stock shall become free of all restrictions if during the Restriction Period, (i) the recipient dies, (ii) the recipient's directorship, employment, or consultancy terminates by reason of permanent disability, as determined by the Committee, (iii) the recipient retires after attaining both 59 1/2 years of age and five years of continuous service with the Company and/or a division or subsidiary, or (iv) if provided in the agreement, there is a "change in control" of the Company (as defined in such agreement). The Committee may require medical evidence of permanent disability, including medical examinations by physicians selected by it. Unless and to the extent otherwise provided in the agreement, shares of restricted stock shall be forfeited and revert to the Company upon the recipient's termination of directorship, employment or consultancy during the Restriction Period for any reason other than death, permanent disability, as determined by the Committee, retirement after attaining both 59 1/2 years of age and five years of continuous service with the Company and/or a subsidiary or division, or, to the extent provided in the agreement, a "change in control" of the Company (as defined in such agreement), except to the extent the Committee, in its sole discretion, finds that such forfeiture might not be in the best interests of the Company and, therefore, waives all or part of the application of this provision to the restricted stock held by such recipient. Certificates for restricted stock shall be registered in the name of the recipient but shall be imprinted with the appropriate legend and returned to the Company by the recipient, together with a stock power endorsed in blank by the recipient. The recipient shall be entitled to vote shares of restricted stock and shall be entitled to all dividends paid thereon, except that dividends paid in Common Stock or other property shall also be subject to the same restrictions.

                           (B) Restricted Stock shall become free of the
                  foregoing restrictions upon expiration of the applicable Restriction Period and the Company shall then deliver to the recipient Common Stock certificates evidencing such stock. Restricted stock and any Common Stock received upon the expiration of the restriction period shall be subject to such other transfer restrictions and/or legend requirements as are specified in the applicable agreement.

                  (x) Bonuses and Past Salaries and Fees Payable in Unrestricted Stock.

                           (A) In lieu of cash bonuses otherwise payable under
                  the Company's or applicable division's or subsidiary's compensation practices to employees and consultants eligible to participate in this Plan, the Committee, in its sole discretion, may determine that such bonuses shall be payable in unrestricted Common Stock or partly in unrestricted Common Stock and partly in cash. Such bonuses shall be in consideration of services previously performed and as an incentive toward future services and shall consist of shares of unrestricted Common Stock subject to such terms as the Committee may determine in its sole discretion. The number of shares of unrestricted Common Stock payable in lieu of a bonus otherwise payable shall be determined by dividing such bonus amount by the fair market value of one share of Common Stock on the date the bonus is payable, with fair market value determined as of such date in accordance with Section 5(d)(ii).

                           (B) In lieu of salaries and fees otherwise payable by
                  the Company to employees, attorneys and consultants eligible to participate in this Plan that were incurred for services rendered during, prior or after the year of 2003, the Committee, in its sole discretion, may determine that such unpaid salaries and fees shall be payable in unrestricted Common Stock or partly in unrestricted Common Stock and partly in cash. Such awards shall be in consideration of services previously performed and as an incentive toward future services and shall consist of shares of unrestricted Common Stock subject to such terms as the Committee may determine in its sole discretion. The number of shares of unrestricted Common Stock payable in lieu of a salaries and fees otherwise payable shall be determined by dividing each calendar month's of unpaid salary or fee amount by the average trading value of the Common Stock for the calendar month during which the subject services were provided.

                  (xi) No Rights as Stockholder. No Participant shall have any rights as a stockholder with respect to shares covered by an option or warrant until the option or warrant is exercised as provided in clause
         (d) above.

                  (xii) Extraordinary Corporate Transactions. The existence of outstanding options or warrants shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations, exchanges, or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issuance of Common Stock or other securities or subscription rights thereto, or any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise. If the Company recapitalizes or otherwise changes its capital structure, or merges, consolidates, sells all of its assets or dissolves (each of the foregoing a "Fundamental Change"), then thereafter upon any exercise of an option or warrant theretofore granted the Participant shall be entitled to purchase under such option or warrant, in lieu of the number of shares of Common Stock as to which option or warrant shall then be exercisable, the number and class of shares of stock and securities to which the Participant would have been entitled pursuant to the terms of the Fundamental Change if, immediately prior to such Fundamental Change, the Participant had been the holder of record of the number of shares of Common Stock as to which such option or warrant is then exercisable. If (i) the Company shall not be the surviving entity in any merger or consolidation (or survives only as a subsidiary of another entity), (ii) the Company sells all or substantially all of its assets to any other person or entity (other than a wholly-owned subsidiary), (iii) any person or entity (including a "group" as contemplated by Section 13(d)(3) of the Exchange Act) acquires or gains ownership or control of (including, without limitation, power to vote) more than 50% of the outstanding shares of Common Stock, (iv) the Company is to be dissolved and liquidated, or (v) as a result of or in connection with a contested election of directors, the persons who were directors of the Company before such election shall cease to constitute a majority of the Board (each such event in clauses (i) through (v) above is referred to herein as a "Corporate Change"), the Committee, in its sole discretion, may accelerate the time at which all or a portion of a Participant's option or warrants may be exercised for a limited period of time before or after a specified date.

                  (xiii) Changes in Company's Capital Structure. If the outstanding shares of Common Stock or other securities of the Company, or both, for which the option or warrant is then exercisable at any time be changed or exchanged by declaration of a stock dividend, stock split, combination of shares, recapitalization, or reorganization, the number and kind of shares of Common Stock or other securities which are subject to the Plan or subject to any options or warrants theretofore granted, and the option or warrant prices, shall be adjusted only as provided in the option or warrant.

                  (xiv) Acceleration of Options and Warrants. Except as hereinbefore expressly provided, (i) the issuance by the Company of shares of stock or any class of securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, (ii) the payment of a dividend in property other than Common Stock or (iii) the occurrence of any similar transaction, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to options or warrants theretofore granted or the purchase price per share, unless the Committee shall determine, in its sole discretion, that an adjustment is necessary to provide equitable treatment to Participant. Notwithstanding anything to the contrary contained in this Plan, the Committee may, in its sole discretion, accelerate the time at which any option or warrant may be exercised, including, but not limited to, upon the occurrence of the events specified in this Section 5, and is authorized at any time (with the consent of the Participant) to purchase options or warrants pursuant to Section 6.

SECTION 6.  RELINQUISHMENT OF OPTIONS OR WARRANTS.

         (a) The Committee, in granting options or warrants hereunder, shall have discretion to determine whether or not options or warrants shall include a right of relinquishment as hereinafter provided by this Section 6. The Committee shall also have discretion to determine whether an option or warrant agreement evidencing an option or warrant initially granted by the Committee without a right of relinquishment shall be amended or supplemented to include such a right of relinquishment. Neither the Committee nor the Company shall be under any obligation or incur any liability to any person by reason of the Committee's refusal to grant or include a right of relinquishment in any option or warrant granted hereunder or in any option or warrant agreement evidencing the same. Subject to the Committee's determination in any case that the grant by it of a right of relinquishment is consistent with Section 1 hereof, any option or warrant granted under this Plan, and the option or warrant agreement evidencing such option or warrant, may provide:

                  (i) That the Participant, or his or her heirs or other legal representatives to the extent entitled to exercise the option or warrant under the terms thereof, in lieu of purchasing the entire number of shares subject to purchase thereunder, shall have the right to relinquish all or any part of the then unexercised portion of the option or warrant (to the extent then exercisable) for a number of shares of Common Stock to be determined in accordance with the following provisions of this clause (i):

                           (A) The written notice of exercise of such right of
                  relinquishment shall state the percentage of the total number of shares of Common Stock issuable pursuant to such relinquishment (as defined below) that the Participant elects to receive;

                           (B) The number of shares of Common Stock, if any,
                  issuable pursuant to such relinquishment shall be the number of such shares, rounded to the next greater number of full shares, as shall be equal to the quotient obtained by dividing
                  (i) the Appreciated Value by (ii) the purchase price for each of such shares specified in such option or warrant;

                           (C) For the purpose of this clause (C), "Appreciated
                  Value" means the excess, if any, of (x) the total current market value of the shares of Common Stock covered by the option or warrant or the portion thereof to be relinquished over (y) the total purchase price for such shares specified in such option or warrant;

                  (ii) That such right of relinquishment may be exercised only upon receipt by the Company of a written notice of such relinquishment which shall be dated the date of election to make such relinquishment; and that, for the purposes of this Plan, such date of election shall be deemed to be the date when such notice is sent by registered or certified mail, or when receipt is acknowledged by the Company, if mailed by other than registered or certified mail or if delivered by hand or by any telegraphic communications equipment of the sender or otherwise delivered; provided, that, in the event the method just described for determining such date of election shall not be or remain consistent with the provisions of Section 16(b) of the Exchange Act or the rules and regulations adopted by the Commission thereunder, as presently existing or as may be hereafter amended, which regulations exempt from the operation of Section 16(b) of the Exchange Act in whole or in part any such relinquishment transaction, then such date of election shall be determined by such other method consistent with
         Section 16(b) of the Exchange Act or the rules and regulations thereunder as the Committee shall in its discretion select and apply;

                  (iii) That the "current market value" of a share of Common Stock on a particular date shall be deemed to be its fair market value on that date as determined in accordance with Paragraph 5(d)(ii); and

                  (iv) That the option or warrant, or any portion thereof, may be relinquished only to the extent that (A) it is exercisable on the date written notice of relinquishment is received by the Company, and
         (B) the holder of such option or warrant pays, or makes provision satisfactory to the Company for the payment of, any taxes which the Company is obligated to collect with respect to such relinquishment.

         (b) The Committee shall have sole discretion to consent to or disapprove, and neither the Committee nor the Company shall be under any liability by reason of the Committee's disapproval of, any election by a holder of preferred stock to relinquish such preferred stock in whole or in part as provided in Paragraph 7(a), except that no such consent to or approval of a relinquishment shall be required under the following circumstances. Each Participant who is subject to the short-swing profits recapture provisions of
Section 16(b) of the Exchange Act ("Covered Participant") shall not be entitled to receive shares of Common Stock when options or warrants are relinquished during any window period commencing on the third business day following the Company's release of a quarterly or annual summary statement of sales and earnings and ending on the twelfth business day following such release ("Window Period"). A Covered Participant shall be entitled to receive shares of Common Stock upon the relinquishment of options or warrants outside a Window Period.

         (c) The Committee, in granting options or warrants hereunder, shall have discretion to determine the terms upon which such options or warrants shall be relinquishable, subject to the applicable provisions of this Plan, and including such provisions as are deemed advisable to permit the exemption from the operation from Section 16(b) of the Exchange Act of any such relinquishment transaction, and options or warrants outstanding, and option agreements evidencing such options, may be amended, if necessary, to permit such exemption. If options or warrants are relinquished, such option or warrant shall be deemed to have been exercised to the extent of the number of shares of Common Stock covered by the option or warrant or part thereof which is relinquished, and no further options or warrants may be granted covering such shares of Common Stock.

         (d) Any options or warrants or any right to relinquish the same to the Company as contemplated by this Paragraph 6 shall be assignable by the Participant, provided the transaction complies with any applicable securities laws.

         (e) Except as provided in Section 6(f) below, no right of relinquishment may be exercised within the first six months after the initial award of any option or warrant containing, or the amendment or supplementation of any existing option or warrant agreement adding, the right of relinquishment.

         (f) No right of relinquishment may be exercised after the initial award of any option or warrant containing, or the amendment or supplementation of any existing option or warrant agreement adding the right of relinquishment, unless such right of relinquishment is effective upon the Participant's death, disability or termination of his relationship with the Company for a reason other than "for cause."

SECTION 7.  GRANT OF CONVERTIBLE PREFERRED STOCK.

         (a) Committee Discretion. The Committee shall have sole and absolute discretionary authority (i) to determine, authorize, and designate those persons pursuant to this Plan who are to receive restricted preferred stock, or unrestricted preferred stock under the Plan, and (ii) to determine the number of shares of Common Stock to be issued upon conversion of such shares of preferred stock and the terms thereof. The Committee shall thereupon grant shares of preferred stock in accordance with such determinations as evidenced by a written preferred stock designation. Subject to the express provisions of the Plan, the Committee shall have discretionary authority to prescribe, amend and rescind rules and regulations relating to the Plan, to interpret the Plan, to prescribe and amend the terms of the preferred stock designation (which need not be identical) and to make all other determinations deemed necessary or advisable for the administration of the Plan.

         (b) Terms and Conditions. Each series of preferred stock granted under the Plan shall be evidenced by a designation in the form for filing with the Secretary of State of the state of incorporation of the Company, containing such terms as approved by the Committee, which shall be subject to the following express terms and conditions and to such other terms and conditions as the Committee may deem appropriate:

                  (i) Conversion Ratio. The number of shares of Common Stock issuable upon conversion of each share of preferred stock granted pursuant to the Plan shall be determined by the Committee at the time the preferred stock is granted. The conversion ration may be determined by reference to the fair market value of each share of Common Stock on the date the preferred stock is granted, or at such other price as the Committee in its sole discretion shall determine.

                  At the time a determination of the fair market value of a share of Common Stock is required to be made hereunder, the determination of its fair market value shall be made in accordance with Paragraph 5(d)(ii).

                  (ii) Conversion Period. The Committee may provide in the preferred stock agreement that an preferred stock may be converted in whole, immediately, or is to be convertible in increments. In addition, the Committee may provide that the conversion of all or part of an preferred stock is subject to specified performance by the Participant.

                  (iii) Procedure for Conversion. Shares of preferred stock shall be converted in the manner specified in the preferred stock designation. The notice of conversion shall specify the address to which the certificates for such shares are to be mailed. A Participant shall be deemed to be a stockholder with respect to shares covered by preferred stock on the date specified in the preferred stock agreement . As promptly as practicable, the Company shall deliver to the Participant or other holder of the warrant, certificates for the number of shares with respect to which such preferred stock has been so converted, issued in the holder's name or such other name as holder directs; provided, however, that such delivery shall be deemed effected for all purposes when a stock transfer agent of the Company shall have deposited such certificates with a carrier for overnight delivery, addressed to the holder at the address specified pursuant to this
         Section 6(d).

                  (iv) Termination of Employment. If an executive officer to whom preferred stock is granted ceases to be employed by the Company for any reason other than death or disability, any preferred stock which is convertible on the date of such termination of employment may be converted during a period beginning on such date and ending at the time set forth in the preferred stock agreement; provided, however, that if a Participant's employment is terminated because of the Participant's theft or embezzlement from the Company, disclosure of trade secrets of the Company or the commission of a willful, felonious act while in the employment of the Company (such reasons shall hereinafter be collectively referred to as "for cause"), then any preferred stock or unconverted portion thereof granted to said Participant shall expire upon such termination of employment. Notwithstanding the foregoing, no ISO may be converted later than three months after an employee's termination of employment for any reason other than death or disability.

                  (v) Disability or Death of Participant. In the event of the determination of disability or death of a Participant under the Plan while he or she is employed by the Company, the preferred stock previously granted to him may be converted (to the extent he or she would have been entitled to do so at the date of the determination of disability or death) at any time and from time to time, within a period beginning on the date of such determination of disability or death and ending at the time set forth in the preferred stock agreement, by the former employee, the guardian of his estate, the executor or administrator of his estate or by the person or persons to whom his rights under the preferred stock shall pass by will or the laws of descent and distribution, but in no event may the preferred stock be converted after its expiration under the terms of the preferred stock agreement. Notwithstanding the foregoing, no ISO may be converted later than one year after the determination of disability or death. A Participant shall be deemed to be disabled if, in the opinion of a physician selected by the Committee, he or she is incapable of performing services for the Company of the kind he or she was performing at the time the disability occurred by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long, continued and indefinite duration. The date of determination of disability for purposes hereof shall be the date of such determination by such physician.

                  (vi) Assignability. Preferred stock shall be assignable or otherwise transferable, in whole or in part, by a Participant.

                  (vii) Restricted Stock Awards. Awards of restricted preferred stock under this Plan shall be subject to all the applicable provisions of this Plan, including the following terms and conditions, and to such other terms and conditions not inconsistent therewith, as the Committee shall determine:

                           (A) Awards of restricted preferred stock may be in
                  addition to or in lieu of preferred stock grants. Awards may be conditioned on the attainment of particular performance goals based on criteria established by the Committee at the time of each award of restricted preferred stock. During a period set forth in the agreement (the "Restriction Period"), the recipient shall not be permitted to sell, transfer, pledge, or otherwise encumber the shares of restricted preferred stock. Shares of restricted preferred stock shall become free of all restrictions if during the Restriction Period, (i) the recipient dies, (ii) the recipient's directorship, employment, or consultancy terminates by reason of permanent disability, as determined by the Committee, (iii) the recipient retires after attaining both 59 1/2 years of age and five years of continuous service with the Company and/or a division or subsidiary, or (iv) if provided in the agreement, there is a "change in control" of the Company (as defined in such agreement). The Committee may require medical evidence of permanent disability, including medical examinations by physicians selected by it. Unless and to the extent otherwise provided in the agreement, shares of restricted preferred stock shall be forfeited and revert to the Company upon the recipient's termination of directorship, employment or consultancy during the Restriction Period for any reason other than death, permanent disability, as determined by the Committee, retirement after attaining both 59 1/2 years of age and five years of continuous service with the Company and/or a subsidiary or division, or, to the extent provided in the agreement, a "change in control" of the Company (as defined in such agreement), except to the extent the Committee, in its sole discretion, finds that such forfeiture might not be in the best interests of the Company and, therefore, waives all or part of the application of this provision to the restricted preferred stock held by such recipient. Certificates for restricted preferred stock shall be registered in the name of the recipient but shall be imprinted with the appropriate legend and returned to the Company by the recipient, together with a preferred stock power endorsed in blank by the recipient. The recipient shall be entitled to vote shares of restricted preferred stock and shall be entitled to all dividends paid thereon, except that dividends paid in Common Stock or other property shall also be subject to the same restrictions.

                           (B) Restricted preferred stock shall become free of
                  the foregoing restrictions upon expiration of the applicable Restriction Period and the Company shall then deliver to the recipient Common Stock certificates evidencing such stock. Restricted preferred stock and any Common Stock received upon the expiration of the restriction period shall be subject to such other transfer restrictions and/or legend requirements as are specified in the applicable agreement.

                  (x) Bonuses and Past Salaries and Fees Payable in Unrestricted Preferred stock.

                           (A) In lieu of cash bonuses otherwise payable under
                  the Company's or applicable division's or subsidiary's compensation practices to employees and consultants eligible to participate in this Plan, the Committee, in its sole discretion, may determine that such bonuses shall be payable in unrestricted Common Stock or partly in unrestricted Common Stock and partly in cash. Such bonuses shall be in consideration of services previously performed and as an incentive toward future services and shall consist of shares of unrestricted Common Stock subject to such terms as the Committee may determine in its sole discretion. The number of shares of unrestricted Common Stock payable in lieu of a bonus otherwise payable shall be determined by dividing such bonus amount by the fair market value of one share of Common Stock on the date the bonus is payable, with fair market value determined as of such date in accordance with Section 5(d)(ii).

                           (B) In lieu of salaries and fees otherwise payable by
                  the Company to employees, attorneys and consultants eligible to participate in this Plan that were incurred for services rendered during, prior or after the year of 2003, the Committee, in its sole discretion, may determine that such unpaid salaries and fees shall be payable in unrestricted Common Stock or partly in unrestricted Common Stock and partly in cash. Such awards shall be in consideration of services previously performed and as an incentive toward future services and shall consist of shares of unrestricted Common Stock subject to such terms as the Committee may determine in its sole discretion. The number of shares of unrestricted Common Stock payable in lieu of a salaries and fees otherwise payable shall be determined by dividing each calendar month's of unpaid salary or fee amount by the average trading value of the Common Stock for the calendar month during which the subject services were provided.

                  (xi) No Rights as Stockholder. No Participant shall have any rights as a stockholder with respect to shares covered by an preferred stock until the preferred stock is converted as provided in clause
         (b)(iii) above.

                  (xii) Extraordinary Corporate Transactions. The existence of outstanding preferred stock shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations, exchanges, or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issuance of Common Stock or other securities or subscription rights thereto, or any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise. If the Company recapitalizes or otherwise changes its capital structure, or merges, consolidates, sells all of its assets or dissolves (each of the foregoing a "Fundamental Change"), then thereafter upon any conversion of preferred stock theretofore granted the Participant shall be entitled to the number of shares of Common Stock upon conversion of such preferred stock, in lieu of the number of shares of Common Stock as to which preferred stock shall then be convertible, the number and class of shares of stock and securities to which the Participant would have been entitled pursuant to the terms of the Fundamental Change if, immediately prior to such Fundamental Change, the Participant had been the holder of record of the number of shares of Common Stock as to which such preferred stock is then convertible. If (i) the Company shall not be the surviving entity in any merger or consolidation (or survives only as a subsidiary of another entity), (ii) the Company sells all or substantially all of its assets to any other person or entity (other than a wholly-owned subsidiary), (iii) any person or entity (including a "group" as contemplated by Section 13(d)(3) of the Exchange Act) acquires or gains ownership or control of (including, without limitation, power to vote) more than 50% of the outstanding shares of Common Stock, (iv) the Company is to be dissolved and liquidated, or (v) as a result of or in connection with a contested election of directors, the persons who were directors of the Company before such election shall cease to constitute a majority of the Board (each such event in clauses (i) through (v) above is referred to herein as a "Corporate Change"), the Committee, in its sole discretion, may accelerate the time at which all or a portion of a Participant's shares of preferred stock may be converted for a limited period of time before or after a specified date.

                  (xiii) Changes in Company's Capital Structure. If the outstanding shares of Common Stock or other securities of the Company, or both, for which the preferred stock is then convertible at any time be changed or exchanged by declaration of a stock dividend, stock split, combination of shares, recapitalization, or reorganization, the number and kind of shares of Common Stock or other securities which are subject to the Plan or subject to any preferred stock theretofore granted, and the conversion ratio, shall be adjusted only as provided in the designation of the preferred stock.

                  (xiv) Acceleration of Conversion of Preferred Stock. Except as hereinbefore expressly provided, (i) the issuance by the Company of shares of stock or any class of securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the conversion of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, (ii) the payment of a dividend in property other than Common Stock or (iii) the occurrence of any similar transaction, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to preferred stock theretofore granted, unless the Committee shall determine, in its sole discretion, that an adjustment is necessary to provide equitable treatment to Participant. Notwithstanding anything to the contrary contained in this Plan, the Committee may, in its sole discretion, accelerate the time at which any preferred stock may be converted, including, but not limited to, upon the occurrence of the events specified in this Section 7(xiv).

SECTION 8. AMENDMENTS OR TERMINATION. The Board may amend, alter or discontinue the Plan, but no amendment or alteration shall be made which would impair the rights of any Participant, without his consent, under any option, warrant or preferred stock theretofore granted.

SECTION 9. COMPLIANCE WITH OTHER LAWS AND REGULATIONS. The Plan, the grant and exercise of options or warrants and grant and conversion of preferred stock thereunder, and the obligation of the Company to sell and deliver shares under such options, warrants or preferred stock, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any governmental or regulatory agency as may be required. The Company shall not be required to issue or deliver any certificates for shares of Common Stock prior to the completion of any registration or qualification of such shares under any federal or state law or issuance of any ruling or regulation of any government body which the Company shall, in its sole discretion, determine to be necessary or advisable. Any adjustments provided for in subparagraphs 5(d)(xii), (xiii) and (xiv) shall be subject to any shareholder action required by the corporate law of the state of incorporation of the Company.

SECTION 10. PURCHASE FOR INVESTMENT. Unless the options, warrants, shares of convertible preferred stock and shares of Common Stock covered by this Plan have been registered under the Securities Act of 1933, as amended, or the Company has determined that such registration is unnecessary, each person acquiring or exercising an option or warrant under this Plan or converting shares of preferred stock may be required by the Company to give a representation in writing that he or she is acquiring such option or warrant or such shares for his own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof.

SECTION 11.  TAXES.

         (a) The Company may make such provisions as it may deem appropriate for the withholding of any taxes which it determines is required in connection with any options, warrants or preferred stock granted under this Plan.

         (b) Notwithstanding the terms of Paragraph 11 (a), any Participant may pay all or any portion of the taxes required to be withheld by the Company or paid by him or her in connection with the exercise of a nonqualified option or warrant or conversion of preferred stock by electing to have the Company withhold shares of Common Stock, or by delivering previously owned shares of Common Stock, having a fair market value, determined in accordance with Paragraph 5(d)(ii), equal to the amount required to be withheld or paid. A Participant must make the foregoing election on or before the date that the amount of tax to be withheld is determined ("Tax Date"). All such elections are irrevocable and subject to disapproval by the Committee. Elections by Covered Participants are subject to the following additional restrictions: (i) such election may not be made within six months of the grant of an option or warrant, provided that this limitation shall not apply in the event of death or disability, and (ii) such election must be made either six months or more prior to the Tax Date or in a Window Period. Where the Tax Date in respect of an option or warrant is deferred until six months after exercise and the Covered Participant elects share withholding, the full amount of shares of Common Stock will be issued or transferred to him upon exercise of the option or warrant, but he or she shall be unconditionally obligated to tender back to the Company the number of shares necessary to discharge the Company's withholding obligation or his estimated tax obligation on the Tax Date.

SECTION 12. REPLACEMENT OF OPTIONS, WARRANTS AND PREFERRED STOCK. The Committee from time to time may permit a Participant under the Plan to surrender for cancellation any unexercised outstanding option or warrant or unconverted Preferred stock and receive from the Company in exchange an option, warrant or preferred stock for such number of shares of Common Stock as may be designated by the Committee. The Committee may, with the consent of the holder of any outstanding option, warrant or preferred stock, amend such option, warrant or preferred stock, including reducing the exercise price of any option or warrant to not less than the fair market value of the Common Stock at the time of the amendment, increasing the conversion ratio of any preferred stock and extending the exercise or conversion term of and warrant, option or preferred stock.

SECTION 13. NO RIGHT TO COMPANY EMPLOYMENT. Nothing in this Plan or as a result of any option or warrant granted pursuant to this Plan shall confer on any individual any right to continue in the employ of the Company or interfere in any way with the right of the Company to terminate an individual's employment at any time. The option, warrant or preferred stock agreements may contain such provisions as the Committee may approve with reference to the effect of approved leaves of absence.

SECTION 14. LIABILITY OF COMPANY. The Company and any Affiliate which is in existence or hereafter comes into existence shall not be liable to a Participant or other persons as to:

         (a) The Non-Issuance of Shares. The non-issuance or sale of shares as to which the Company has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any shares hereunder; and

         (b) Tax Consequences. Any tax consequence expected, but not realized, by any Participant or other person due to the exercise of any option or warrant or the conversion of any preferred stock granted hereunder.

SECTION 15. EFFECTIVENESS AND EXPIRATION OF PLAN. The Plan shall be effective on the date the Board adopts the Plan. The Plan shall expire ten years after the date the Board approves the Plan and thereafter no option, warrant or preferred stock shall be granted pursuant to the Plan.

SECTION 16. NON-EXCLUSIVITY OF THE PLAN. Neither the adoption by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including without limitation, the granting of restricted stock or stock options, warrants or preferred stock otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

SECTION 17. GOVERNING LAW. This Plan and any agreements hereunder shall be interpreted and construed in accordance with the laws of the state of incorporation of the Company and applicable federal law.

SECTION 18. CASHLESS EXERCISE. The Committee also may allow cashless exercises as permitted under Federal Reserve Board's Regulation T, subject to applicable securities law restrictions. or by any other means which the Committee determines to be consistent with the Plan's purpose and applicable law. The proceeds from such a payment shall be added to the general funds of the Company and shall be used for general corporate purposes.

                                       END



                                    EXHIBIT D


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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 10-KSB

          |X|     ANNUAL REPORT UNDER SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                   For the fiscal year ended December 31, 2002

                             File number 001-15801.

                             SUREQUEST SYSTEMS, INC.
                 (Name of Small Business Issuer in its Charter)

            NEVADA                                      41-1826635
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
 incorporation or organization)

                             SUREQUEST SYSTEMS, INC.
                                  13606 TI BLVD
                            DALLAS, TEXAS 75243-1408
                                 (972) 238-7200
       (Address and telephone number of issuer's principal executive offices)

    SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE EXCHANGE ACT:
                                     None

    SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE EXCHANGE ACT:

                     COMMON STOCK, PAR VALUE $.001 PER SHARE
                                (Title of Class)

Indicate by check mark whether the registrant (1) filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act of 1934 during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the
past 90 days. Yes   |X|   No    |_|

Check if there is no disclosure of delinquent filers in response to Item 405 of Regulation S-B is not contained in this form, and no disclosure will be contained, to the best of registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-KSB or any amendment to this form 10-KSB. |X| Issuer's revenue for its most recent fiscal year were $1,203,273. The aggregate market value of the voting stock held by non-affiliates computed by reference to the price at which the stock was sold, or the average bid and asked prices of such stock, as of December 31, 2002 was approximately $274,496. State the number of shares outstanding of each of the issuer's classes of common equity, as of December 31, 2002: 41,325,686.
                       DOCUMENTS INCORPORATED BY REFERENCE

There are no documents incorporated by reference.



                             SureQuest Systems, Inc.
                                2003 Form 10-K-SB

                                Table Of Contents

     Part I
     ------

     Item 1.                Description of Business

     Item 2.                Properties

     Item 3.                Legal Proceedings

     Item 4.                Submission of Matters to a Vote of Security Holders

     Part II

     Item 5.                Markets and Market Prices

     Item 6. Management's Discussion and Analysis of Financial Conditions and Results of Operations

     Item 7.                Financial Statements (See Financial Section)

     Item 8. Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

     Part III

     Item 9.                Directors, Executive Officers, Promoters and
                            Control Persons

     Item 10.               Executive Compensation

     Item 11. Security Ownership of Certain Beneficial Owners and Management of the Company

     Item 12.               Certain Relationships and Related Transactions

     Item 13.               Exhibits and Reports on Form 8-K

     Item 14.               Controls and Procedures


                                     PART I

ITEM 1. DESCRIPTION OF BUSINESS

SureQuest Systems, Inc. ("SureQuest" or the "Company") was incorporated under the laws of the State of Nevada on August 19, 1941. The Company's Articles of Incorporation were amended and restated and filed with the Secretary of State's office of the State of Nevada on January 5, 2000. The Company's principal place of business is 13606 TI Boulevard, Dallas, Texas 75243. SureQuest has an Internet web site designated as www.surequest.com.

HISTORY

On December 4, 1996, Rosegold Corporation, a non-operating Nevada corporation, issued 12,000,000 shares of its common stock in exchange for all of the issued and outstanding common shares of SureQuest Systems, Inc., a corporation incorporated under the laws of the State of Texas on March 15, 1991 and changed its name to SureQuest Systems, Inc.

Prior to its merger with the Rosegold Corporation, SureQuest Systems, Inc. had served the healthcare industry since 1984 (as a proprietorship until its incorporation in 1991) with dietary consulting services, dietary software and "hard copy" menu services. The Company developed its DOS modular software product in the early 1990s and added Microsoft Windows -Registered Trademark-based software through the acquisition in June 1998 of the assets of Positive Input, Inc., a Michigan corporation. The assets of Positive Input, Inc. were purchased for $54,629 in cash (net of cash assumed), 1,721,050 common shares of the Company and the assumption of approximately $816,000 in debt.

The Company has incurred losses of $934,458 and $139,806, respectively, for the years ended December 31, 2002 and 2001. The Company has financed these losses primarily through debt financing provided by certain officers and shareholders of the Company. Without a significant increase during 2003 in revenues from existing software products and services and products introduced during 2002, the Company may not be able to continue operations without additional working capital invested in the Company.

The Company's current financial condition requires the Company's auditor to issue a "going concern" opinion as part of the Company's presentation of its financial statements.

The Company has not been a party to any bankruptcy, receivership or similar proceeding.
THE BUSINESS

SureQuest Systems, Inc. is a provider of dietary and food service management software, menu services and dietary consulting to the institutional food service industry. Since 1984 the Company has focused on developing a client base in healthcare food service, concentrating on the Long-Term Care (LTC) segment of the industry represented by nursing homes and assisted living facilities. The Company's software and other products are also used in other institutional settings including hospitals, continuing care retirement communities ("CCRC"), correctional facilities and educational facilities. The Company offers its software product in both a DOS and Windows -Registered Trademark- single user and multi-user operating system format. SureQuest currently serves approximately 1,060 LTC facilities in 43 states and Canada.

The Company's proprietary software provides food selection and preparation assistance, inventory and personnel cost controls, improved operating efficiencies, and electronic documentation of the meals prepared and served to a facility's residents to reduce liability exposure and ensure compliance with government nutritional guidelines.

MARKETING STRATEGY

SureQuest has penetrated the LTC market through strategic alliances, acquisitions, and direct sales. The Company currently has strategic marketing alliances or private label agreements with the following companies:

Food Services of America, Inc. - Food Services of America, Inc. ("FSA"), a Seattle, Washington based food distribution company operates primarily in the Northwest and Midwest. It markets a software product called FSA FIRSTLINK -TM-, a private labeled version of SureQuest's proprietary Windows -Registered Trademark- food service software application. FSA also provides a "hard copy" menu service for its customers through the Company under the private label SIGNATURE SERIES.

Ben E. Keith Company - The Ben E. Keith Company, located in Fort Worth, Texas is a food distributor, which serves the Southwest United States and has been a significant customer of the Company for over ten years. Ben E. Keith markets SureQuest products and services under the private label MENUMANAGE -TM-.

SYSCO Canada . - (formerly Serca Foodservice, Inc.), located in Toronto, Canada is a food distributor, which serves the Canadian market. SYSCO Canada markets SERCA SYNERGY -TM-, a private labeled version of SureQuest's proprietary Windows -Registered Trademark- software application to its institutional customers. Serca Foodservice, Inc. was recently acquired by Sysco Corporation, the largest food distributor in North America, which changed the name of the company to SYSCO Canada.

During 2002, Ben E. Keith, Food Services of America, Inc. and Serca Foodservices, Inc. provided 28%, 20% and 6%, respectively, of the Company's total gross revenues and 22%, 30% and 2%, respectively, of gross revenues in 2001.

Health Technologies, Inc. - Health Technologies, Inc., located in Maryland Heights, Missouri, is a dietary consulting company with over 135 Registered Dietitians, and markets the Company's software products to health care facilities and food distributors under the private label SMART SOLUTIONS -TM-. Health Technologies also uses the Company's software to produce "hard copy" menus for its consulting clients. A number of the Registered Dietitians of Health Technologies also serve as certified trainers of the Company's software.

PRODUCTS AND SERVICES

The Company's primary products and services include Food Service Management Software, Menu Services and Customer Software Support Services.

FOOD SERVICE MANAGEMENT SOFTWARE

Currently, the Company offers a suite of Microsoft Windows -Registered Trademark- and DOS based nutritional software programs designed to allow health care institutions, primarily LTC facilities, hospitals and CCRC's to more effectively and efficiently serve their residents. The Company's software provides solutions in the areas of menu management, inventory control, production management, purchasing and cost control, documentation to reduce liability exposure, and compliance with Healthcare Finance Administration
(HFCA), Hazard Analysis Critical Control Point (HACCP) and other government nutritional guidelines.

Also, the Company's software allows LTC facilities to more easily comply with the changes in Federal Government regulations regarding reimbursement of operational costs and the new electronic reporting requirements. Specifically, the Company's software provides facilities the ability to comply with the Federal Government's PPS (Perspective Payment System) reimbursement guidelines by establishing a resident's level of dietary care. A resident is listed as "Clinically Complex", under the Federal Government's MDS (Minimum Data Set) regulations, if he or she receives 51% or more of their calories through tube feeding or 26% of calories and over 500 cc's of fluid from tube feeding. Additional reimbursement dollars are available to facilities for Clinically Complex residents under PPS guidelines. The Company's software tracks caloric intakes for each resident and provides data to be used for MDS reporting on Clinically Complex residents. The Company's software also provides facilities with weight management tracking for each resident for data submission to the Federal Government under MDS regulations. In addition, the Company's software helps facilities comply with several other nutrition and dietary requirements under the following MDS Quality Indicator Domains: #3 Clinical Management; #4 Cognitive Functioning; #7 Nutrition and Eating; #8 Physical Functioning; #10 Quality of Life and #12 Skin Care.

The Windows -Registered Trademark- - based software, Three Squares -Registered Trademark-, establishes nutritionally balanced diets (conforming to government requirements) for the residents in a Long Term Care facility. The diets are then translated into actual menus containing the proper foods for the three meals and snacks to be served by the facility for each day. The software can maintain a menu cycle of 1 to 8 week(s), indicating when particular meals or food items will be served (for example, the cycle may show that two weeks from tomorrow, chicken will be served as the main entree). At the end of the scheduled cycle, the entire menu cycle begins again, allowing the Company to continue to know what foods will be served in the future. Institutions typically serve "warming" foods during the Fall/Winter cycle and lighter, "cooling" foods during the Spring/Summer cycle, hence two menu cycles per year. The foods can also be tailored to different geographic regions of the country. The software maintains a list of more than 50 separate nutrients for each meal item served, such that the facility's dietitian or administrator may access and report the number of calories, grams of fat, milligrams of vitamin C that an individual resident consumed for a meal, a day, a week, or any other time period. The software also tracks the weight of each resident in the facility.

Another important element of the software is its ability to track each resident's likes/dislikes, allergies and other health related conditions requiring special diets. The software currently supports 99 special diet types such as low-calorie, diabetic or cardiac. More importantly, during meal preparation and production, the software automatically determines the types and quantities of food to be produced based on the resident population profiles and then prints out individual tray tickets that alert kitchen personnel as to the specific items that should be placed on each tray. In management's opinion, the Company's software is compliant with the Hazard Analysis Critical Control Point (HACCP) program guidelines, as incorporated in the U.S. Food Code.

During 2001, the Company completed its introduction of three new products (which are updated versions of existing products) to enhance its suite of Windows based software solutions for healthcare and other institutional foodservice environments. Three Squares -Registered Trademark-, Version 4.0, was introduced and allows clients the ability to operate in either single user or multi user environments using 32-bit architecture. The new Version 4.0 also incorporates several additional enhancements to improve productivity at client facilities. The second new product introduced was the Three Squares Centralized Management System (CMS) to allow corporate/chain clients the ability to control menu and recipe data from a centralized office and then upload the menus and data to their individual facility sites. With centralized management control capabilities, the CMS product is presently installed and in use by corporate clients. In addition to these two products, the Company introduced its Square 1 -TM- product that is essentially a "slimmed down" version of the Company's Three Squares software product. Square 1 provides essential functionality to facilities at lower costs and can be easily upgraded to the more comprehensive Three Squares program, as the facilities' requirements increase. During the first quarter of 2003, the Company introduced its Three Squares - Registered Trademark, Version 4.1 that expanded and enhanced functionality of the software, including the import-export and inventory functions and also allowed for multi-data base access.

The Company offers software products that are compatible with two of the popular computer operating systems: Microsoft's Windows -Registered Trademark- and DOS. The Company believes that its software programs can be readily adapted to any changes in the aforementioned operating systems or to new operating systems without significant cost. Any such changes or updates would be accomplished by staff personnel or by outside independent contractors depending on the complexity of the change or update. A significant number of customers have upgraded the DOS to the Windows version and the percentage of annual revenue from the DOS product as compared to total revenues continues to decrease each year.

MENU SERVICES

The Federal government regulations require that LTC facilities use a Registered Dietitian, on either a full time, part time or by consulting contract, to review the menus and nutritional programs for the LTC residents. Certain State governments require that each LTC facility in their state demonstrate a minimum number of dietitian hours to plan and assess the nutritional needs of the LTC residents. For the facilities that cannot afford paying for additional hours for these dietitians to develop nutritionally adequate menus, the Company has a "hard copy" menu service program that meets the government requirements. This service provides menu planning, nutritional analyses, production recipe books, spreadsheets and posting menus. Approximately 300 facilities are using the Company's "hard copy" menu service business throughout the US and the number of facilities using this service is expected to reach approximately 600 during 2003.

The Company's staff prepares each menu with attention to every detail of color, texture, and shape of individual foods to enhance the visual appearance of the meal. Meals are analyzed for nutrient content and compared to the Recommended Daily Allowances, as established by the National Academy of Sciences. Menus are certified by either the facility's registered dietitians or by one of the Company's registered dietitians with respect to meeting the nutritional requirements and standards specified by the facility. Scaled, quantity recipes included with the menu services are intended to be compliant with the Hazard Analysis Critical Control Point (HACCP) program guidelines, as incorporated into the US Food Code.

CUSTOMER SOFTWARE SUPPORT SERVICES

The Company provides the following support to its customers:
Customer Support Center. The Company provides customer software support at several levels, from answering user questions on the implementation of the Company's software to technical questions on the database and software performance. Services are provided 24 hours per day/7 days per week via toll free telephone number or through the Internet using the Company's Internet Training and Support Program. The internet access service was introduced in early 2002 and has significantly added to the effectiveness of the support function.

Strategic Alliance Training Program. The Company has developed a "train the trainer" program that trains strategic alliance personnel capable of training end users on the use of its dietary software. Health Technologies, Inc., one of the Company's strategic marketing partners, participates in this program. Food Service of America, Sysco Canada and Best Foods, Inc. are also participating in this training program, which allows the Company to support its planned growth in software sales without significantly increasing training costs.

Internet Training and Support Program. In early 2002, the Company introduced its new Internet Training and Support Program designed to offer client training and support using Internet based technology. This technology allows the Company to provide greater training and support capabilities for its clients. It also assists in managing the continuous training and support of new personnel due to the high turnover rates with healthcare food service staff. In addition, the Company's sales personnel use this technology to provide real-time, live product demonstrations via the Internet to prospective clients. Utilizing this technology in the sales process saves valuable time and sales travel related expenses. The Company has experienced a reduction in the overall sales cycle.

FUTURE EXPANSION PLANS

The Company continues to develop plans, and is in the process of attempting to raise capital, to significantly increase revenue and net income by transforming the company into a knowledge and information based company using technology (particularly, the internet) to pursue new, but related, markets. This strategic plan is intended to (i) increase current target market share; (ii) expand the Company's target markets; and (iii) vertically integrate with supply chain partners. Part of this strategy will allow the Company's customers to electronically access menus and menu data, using the Internet, to more efficiently manage their food service operations. Due to the disappointing 2002 operating results, implementation of this strategy is tabled until sufficient working capital is secured to stabilize current operations. The Company is exploring other product segments that are compatible with its core market base to significantly increase revenues with projected profitability. Absent additional capital, the Company will continue to expand its current product segments with its alliance partners.

PRICING STRATEGY

The Company offers a flexible pricing strategy to meet the financial requirements of a broad range of clients. To facilitate this strategy, products and services provided by the Company are offered to clients either through purchase contracts, lease agreements or monthly rental programs. The Company's pricing strategy is designed to effectively penetrate targeted markets with affordable solutions that bring premium value to its clients and accelerate revenue growth and profitability for the Company. The long term care industry's financial health has been particularly impaired due to the economic downturn. However, there appears to be improvement and technology solutions that result in lower operating costs due to improved efficiencies are especially important for survival to the long term care industry.

The Company receives license fees for its software, maintenance and support fees for software licenses, software training fees, menu service bureau fees and revenues for the sale of paper products to its clients.

Size of Markets Served. The U.S. population is rapidly aging and the over-65 group is expected to double by the year 2030. LTC facilities will grow, over time, to meet the demand of this demographic trend and will require use of dietary software to operate efficiently. The fastest growing market serving the aging population is Assisted Living facilities. At present, it is estimated that only 20-25% of the LTC facilities in the U.S. use dietary software.

The following chart sets forth the approximate number of facilities in the United States:

         PRIMARY MARKETS SERVED                                 # OF FACILITIES
         -----------------------------------------------------------------------

         Nursing Homes                                                17,023(1)
         Assisted Living Facilities                                   25,377(2)
         Hospitals                                                     5,810(3)
                                                               -----------------
              Total                                                    48,210

(1) HCFA - OSCAR Form 672: F78-F93, current surveys as of September 2000.
(2) National Center for Assisted Living, 1998 Facts and Trends: The Assisted Living Sourcebook 1998. (3) December 31, 2000, American Hospital Association Total Number of All U.S. Registered Hospitals.

The above markets do not include other institutional markets into which the Company plans to expand in the future, to include additional correctional facilities, educational facilities, business and industry and Government institutions, to include the Veterans Administration ("VA") and the military.

COMPETITION

Several competing software companies have dietary software that target the healthcare industry, including the LTC market. Primary competitors are GeriMenu located in York, Pennsylvania, which management believes is now owned by C-Bord; a dietary software company; Computrition located in Chatsworth, California; and C-Bord located in Ithaca, New York. The Company's best estimate is that only 20-25% of the kitchen operations in LTC facilities have dietary software in order to make their operations more efficient and cost effective. The Company believes that because of the effect of the Prospective Payment System there is now a much greater demand for dietary software in the LTC industry and that there will be a faster penetration in the future of the remaining 75-80% of the market which is not computerized. Of the approximately 20-25% of the market which is computerized, the Company's best estimate is that the Company has approximately 20% of this penetrated market and GeriMenu, the Company's primary competition, has approximately 20%. The Company does not have sufficient information to evaluate the market shares of Computrition or C-Bord (outside of GeriMenu). There are other software companies including Data Control, Diet Master, DFM, FMG Software Systems, HyperGen, NutriMax, Nutri-Net, Reliable and UniSoft serving the dietary market, but to the best estimate of the Company, none has a significant market share in the LTC market segment.

PATENTS, TRADEMARKS, SERVICE MARKS, LICENSES

The Company has a copyright and a registered trademark for its Windows -Registered Trademark- based software product, Three Squares. In addition, the Company has received a registration for the trademark: Technology that Feeds America -Registered Trademark-. The Company also is in the process of applying for a trademark for its Square 1 -TM- product. The Company has developed other software products including SurePref -TM- which tracks a resident's food preference and SureWeight -TM- which tracks the weight gain and loss of each resident in a facility. The Company treats these products as proprietary and as trade secrets.

Should the Company develop a web-enabled software application, management plans to retain the services of an expert in intellectual property rights to advise the Company on what aspects of its development can be protected for intellectual property rights and what is necessary to obtain that protection.

EFFECT OF GOVERNMENTAL REGULATIONS ON THE BUSINESS

There are no governmental regulations affecting the conduct of the Company's business other than the normal and usual governmental regulations affecting all businesses. The primary market for the Company's services is the LTC industry, which is a highly regulated industry. Therefore, the Company's customers are subject to numerous governmental regulations, including Medicare and Medicaid, which directly affect the facilities' ability to pay the costs of the Company's products and services.

Fixed Rate Medicare/Medicaid Reimbursements. The Balanced Budget Act of 1997 adopted a completely new and unique reimbursement system for payment for services rendered by nursing facilities and other healthcare providers to Medicare patients. As of July 1, 1998 and thereafter, all healthcare providers will be paid for services rendered to Medicare patients in accordance with the Prospective Payment System (PPS). Prior to that date, services provided to Medicare patients were paid pursuant to a cost-based reimbursement system.

The PPS reimbursement system is price-based. The prices are set in advance by the Health Care Financing Administration (HCFA), the government agency responsible for administration of Medicare. Under PPS the per diem rate paid to the healthcare provider is all the provider receives, there are no settlements or adjustments. And the costs incurred by the healthcare provider do not in any way impact the price HCFA is willing to pay for the services being provided to Medicare patients.

The practical impact of this change in the Medicare reimbursement system is that the healthcare providers are being paid substantially less per diem for each Medicare patient and that all healthcare services provided to that patient (i.e., direct care, indirect care, and all ancillary care) must be paid from that substantially reduced per diem PPS reimbursement from Medicare. Under the previous cost-based reimbursement system, the healthcare provider was paid for each component of care, direct care, indirect care and ancillaries, at cost plus a percentage increase. Under the cost-based system, the amount reimbursed by Medicare would increase or decrease based upon the actual costs incurred by each healthcare provider. These increases and decreases applied to both direct care and ancillary care providers.

Under the PPS reimbursement system the healthcare provider is paid one per diem price per patient. The per diem reimbursement prices paid by HCFA are established by a reimbursement formula that is based upon a government study of patient acuity levels. All patient care, including direct care and ancillary care, must be paid from that per diem price. The per diem reimbursement under PPS for all healthcare providers is less than most healthcare providers previously received on a per diem basis under the cost-based Medicare reimbursement system. And all healthcare providers (i.e., the nursing facility and all ancillary providers -- radiology, pharmacy, lab, medical supplies, therapy, etc.) that provide healthcare services to a Medicare patient must be paid from that smaller per patient per diem reimbursement. In essence, the Medicare reimbursement monies became significantly smaller, and all healthcare providers must now share in that smaller amount of reimbursement monies.

As a result of this Medicare reimbursement system, all healthcare providers that provide healthcare services to Medicare patients are doing everything possible to reduce the costs of their operations. This situation provides an opportunity for SureQuest. The dietary software sold by SureQuest can create significant savings for its users.

The savings generated by use of the SureQuest software occurs in both the dietary department and the nursing department of each facility. The savings are generated by reductions in food and food preparation costs, food usage, dietary hours and nursing hours.

Other Healthcare Reimbursement Programs. Other sources of reimbursement available to healthcare providers include Medicaid, private insurance, HMOs, Veterans Administration ("VA") and private pay. Medicaid is a federally funded, state administered health insurance program for low-income individuals. Since the program is state administered, it varies from state to state. However, there have been no significant changes in the Medicaid program in recent years. And because the Medicaid program is the largest healthcare reimbursement program in terms of dollars reimbursed, the lack of significant changes in the program has created stability for those healthcare providers that are primarily dependent upon Medicaid reimbursement.

Other reimbursement programs, including private insurance, HMOs, VA and private pay, have experienced few significant changes in recent years. Private pay residents pay what the LTC facilities normally charge. Private insurance, HMO's and the VA are still cost-based payers, but, to one extent or another, these programs are evaluating changing their reimbursement to a per diem price per patient similar to Medicare. Because these programs are still cost based, residents whose needs are reimbursed by such programs are highly sought after. As a result, a significant amount of marketing effort is expended to attract these residents to a LTC facility. The nutritional program (menus and diets) is an important part of these marketing efforts. Therefore, the Company's software and menu services products add value to these marketing efforts and the Company uses the "value added" feature to increase its sales to LTC facilities.

In 1996, the Health Insurance Portability and Accountability Act of 1996 (HIPPA) became effective and final rules implementing the HIPPA Act were released by the Department of Health and Human Services (DHHS) on February 13, 2003. The Company is evaluating the extent to which the HIPPA rules apply to the Company's business and then, after such evaluation, the Company will take any and all necessary actions to be in full compliance with the new rules. The Company does not expect that any such compliance would have any significant adverse impact on the Company's business or how it does its business.

AMOUNT SPENT ON RESEARCH AND DEVELOPMENT

PRODUCT DEVELOPMENT

Over the last four years, the Company has devoted resources to significantly improve and increase features and functionality of its Windows -Registered Trademark- based software products. During the fourth quarter of 2002, the major components of these improvements have been completed. These improved features allow the Company to expand its market penetration in other institutional food service environments, including hospitals, continuing care retirement communities, assisted living facilities and correctional facilities. The Company's 16-bit version of the Window -Registered Trademark- software runs under Microsoft's older operating system, Windows -Registered Trademark- 3.1 and limits access to the program to one user at a time. In 2002, the Company finalized development of its new 32-bit Version of its Three Squares Program (Version 4.1) which is designed to run under Microsoft's newer operating systems, Windows -Registered Trademark- 95/98, 2000 and XP and Windows -Registered Trademark- NT with the result that it is "multiple user" meaning that multiple users can access the program simultaneously. The availability of Version 4.1 also will allow the Company to convert its Menu Service Bureau to its new Windows -Registered Trademark- system creating significant increases in productivity from the faster program. This process continues to be developed and the Company plans to complete this conversion during 2003.

The Company also released a 32-bit upgrade to its existing Export/Import utility application in 2000 and made additional enhancements in 2002. This utility is a companion to its core Windows system that allows corporate customers to centrally create menu data bases and send (export) them to all their facility locations. Using this utility, management believes corporate clients will be able to maintain control over program functions with corporate or regional management determining what functions their facilities will be able to perform on a day to day basis and what functions will be retained by the central home office. The Company believes that through its current and upgraded Export/Import utility application, corporate clients are able to limit liability risks by having greater standardization among all of its facilities and are better equipped to provide greater quality assurance in their dietary programs. As a result, the Company believes that this Export/Import utility application will provide highly desirable dining service solutions for large chains and other corporate clients and increase the Company's penetration in that market sector. The new 32-bit Export/Import utility allows corporate/chain clients the ability to manage menu and recipe data from a centralized office and then upload this information to facilities in various different locations.

As a result of the Company's development efforts, the Company incurred to third parties $22,400 and $7,420 for research and development in 2002 and 2001, respectively. In addition, during 2002 the Company allocated approximately $16,000 of direct labor costs to research and development efforts.

EMPLOYEES

The Company has 13 full-time employees and 2 part-time employees and retains specialists as consultants in various fields of expertise.

ENVIRONMENTAL COMPLIANCE

As a software Company, SureQuest has not had to spend any material amounts of capital or time in compliance with any federal, state or local environmental laws and is not aware of any failures in compliance.

ITEM 2. PROPERTIES

The Company operates from a single location at its headquarters located in Dallas, Texas where it leases approximately 8,300 square feet comprising the entire one-story building located at 13606 TI Boulevard. The lease is a five-year lease, which expires May 30, 2003 with a base monthly rental of $5,539. The Company spent the sum of $63,849 in 2002 and $66,036 in 2001 associated with this lease. The Company has a right of first refusal on the sale of the building. During the first quarter of 2003, the lessee has offered to extend lease terms for an additional five years at the current lease rate.

The Company subleases approximately 2,000 square feet of its office space to a non affiliated lessee. Terms are $750 per month with a lease term expiring on May 30, 2003.

The Company owns approximately 31.83 acres of vacant farmland in rural southern Dallas County near Wilmer, Texas. The land was acquired by the Company in 1998 in return for 500,000 shares of the Company's common stock. The property was appraised in 1998 at a market value of $378,903 against which the Company borrowed the sum of $125,000 from a Texas national bank using the land to secure the promissory note. As of December 31, 2002, the Company owed a balance of $87,500 on the aforementioned note. The Company currently has no plans for the farmland other than seeking a potential buyer and does not receive any material rental or material income from the land. The land is not material to the Company's operations nor does the Company currently plan to develop a real estate investment business in the future. During the year 2000 and again during 2002, the Company determined that there was a permanent impairment in the fair market value of the property. Accordingly, the Company recognized a $127,300 impairment during 2002 and a $101,603 unrealized loss during 2000 and decreased its carrying value by these same amounts. The Company values the land at December 31, 2002 at $150,000 that is projected to be the sale proceeds net of broker commissions. The Company is actively attempting to sell the property but cannot determine when and if such a sale will be realized.

ITEM 3. LEGAL PROCEEDINGS

There are no material legal proceedings pending against the Company.

ITEM 4. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no matters submitted to security holders during the year ended December 31, 2002

                                     PART II

ITEM 5. MARKET AND MARKET PRICES

The principal exchange where the common stock of the Company trades is the NASDAQ OTC:BB. The high and low sales prices for each quarter during the last two years are as follows:

                  QUARTER ENDED                               HIGH          LOW
                  ------------------------------------------------- ------------

                  March, 2001                                  0.05         0.02
                  June, 2001                                   0.05         0.03
                  September, 2001                              0.03         0.02
                  December, 2001                               0.03         0.02
                  March, 2002                                  0.27         0.02
                  June, 2002                                   0.19         0.05
                  September, 2002                              0.08         0.02
                  December, 2002                               0.03         0.01

The above quotations are inter-dealer quotations without retail mark-up, mark-down or commission and may not represent actual transactions.

HOLDERS

The number of stockholders of record of the Company's common stock, the only stock outstanding, as of December 31, 2002 was 2,070.

ITEM 6. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITIONS AND RESULTS OF OPERATIONS

BACKGROUND

SureQuest Systems, Inc. believes that it is uniquely positioned in its industry because of its proprietary software technology that provides nutrition management systems and services to food service institutions in 43 US states and Canada. Recognizing that there will continue to be significant opportunities in nutrition delivery systems, the Company developed, during the year 2001, a strategic plan to increase revenues and become profitable by transforming the Company into a knowledge and information based Company, providing electronic (Internet) access to its products and services. Web-enabling the most common features of our proprietary dietary software will provide to our customers: 1) user installed and self paced instruction; 2) reduced complexity; 3) all database information and programs maintained by SureQuest Systems, Inc. and, 4) introduction of a low priced monthly service and fee arrangement. And after the completion of this electronic development phase, the Company plans to evolve as a provider of nutrition based information to the consumer. Concurrently, the Company continues to attempt to expand its present product and services delivery system, including the introduction during late 2000 of its multi-user version of its software and a low cost menu module so that its products and services will be affordable to the entire industry. In 2002 and 2001, these newly introduced products did not have a meaningful contribution to the Company's revenues, but Management anticipates that the products will be successful in the growth of the Company's revenues.

The CMS product, developed by SureQuest during 2000 and introduced during 2001, allows corporate clients the ability to manage their menus, recipes and coordinate food purchasing from a centralized or corporate position. The product eliminates repetitive menu and recipe data management tasks at multiple facilities and streamlines this process for corporate [chain] clients and for food distributors. In addition, the CMS technology allows clients the opportunity to accumulate food purchasing data and use this technology to provide significant benefits and savings for multiple facility operations. Management believes that the new contracts for the CMS product technology, secured in 2001 and 2002, confirms the value of the CMS product and believes it will have success in placing its CMS product technology with other nursing home chains and food service management contract companies and food distributors during 2003 and beyond.

In order to successfully implement the entire business plan strategy the Company continues in its attempt to obtain capital financing. THERE CAN BE NO ASSURANCE THAT AN INVESTMENT COMMITMENT WILL BE REALIZED. In addition, the Company's financial condition, working capital deficit, outstanding payroll tax obligations and resultant low market cap, all combine to deter investment. The Company must increase revenues and improve operating results to attract investment and sustain operations.

The year 2002 was disappointing in terms of revenues and operating loss. Revenues must significantly improve during 2003 or the Company has no alternative but to consider reductions in Management level personnel as well as other options. Existing line personnel are essential to continuing to support the Company's products and services and no reductions are projected. While the Company will continue to support its existing products and services, additional development or enhancement of existing products and services may be deferred because of lack of capital. There can be no assurance that the quality of the products and services provided to its customers will not be impaired if improvement in operating results is not realized.

During the first quarter of 2003, the Company reorganized its marketing personnel to an incentive based compensation program and a new marketing director was assigned. Management believes that this reorganization will provide an increase in revenues through existing and proposed new distribution channels while decreasing the ratio of direct marketing expenses to revenues. During the first quarter of 2003, the Company completed a significant transaction that was in development during the year 2002, and announced that it has entered into a five year agreement to provide software, menu services, training and customer support for a major nursing home chain with over 250 facilities. During the year 2001, the Company realized $275,000 private license fees from one of its major distributors. This 2001 sales event was not repeated during 2002 and as a result, 2002 revenues were approximately 24% below the 2001 year level. There can be no assurance that the Company will, in the future, realize additional lump sum revenues. Additionally, existing marketing distribution channels may not be maintained and these channels may not continue to sustain revenue growth similar to or in excess of prior years or that new sales channels will be procured. Because the majority of Company revenues are concentrated (54% and 54% in the years 2002 and 2001, respectively) with three distribution channels, the marketing disruption of any one or more of these three channels would have a significant negative impact on maintaining sufficient revenues to achieve profitability. These financial conditions, lack of liquidity and other uncertainties require the Company's auditor to continue to issue a "going concern" opinion as part of the presentation of the Company's financial statements.

Although the Company had significantly increased its operating loss in 2002 as compared to 2001 from $139,086 in 2001 to $934,458 in 2002, and that the Company has incurred significant losses during each of the past six years, and as of December 31, 2002, has an accumulated deficit of approximately $7.9 million, Management remains optimistic that these negative trends will reverse. Of significance is that despite the significant increase in operating loss during 2002 as compared to 2001, the net cash used in operations only increased from $14,856 during the year ended December 31,2001 to $81,914 in 2002. This was primarily due to the increase of non cash charges to operations during 2002 from common stock issuances and the unrealized loss provision for the land held for sale.

Management projects that the first quarter 2003 revenues will be equal to or exceed those of the same period in 2002. In addition, during the first quarter of 2003, the Company has received a software purchase commitment and deposit from a significant multi-facility long term care company and this revenue should be recognized during the second quarter of 2003. In addition, this commitment will provide additional revenues from the license commitment and hard copy menu services to each of the facilities.

Among the Company's liabilities at December 31, 2002 and 2001 is an obligation to the Internal Revenue Service for unpaid employee payroll withholding taxes for the years 1998 and 1999 and the first quarter of 2000. As of January 12, 2001, the Department of Treasury notified the Company that the total obligation, including penalty and interest, was $720,975. During 2000, the Company entered into a scheduled monthly payment agreement with the Internal Revenue Service that included the payment of certain lump sum installments during the years 2001 and 2002. As of December 31, 2001, the Company had remitted $165,000 as payments under this settlement agreement and continued to remit $5,000 monthly payment installments. On September 20, 2001, the Company submitted to the Department of Treasury an offer in compromise of $300,000 payable in twenty four monthly installments of $12,500 as a proposed settlement of the entire obligation based on the financial impairment of the Company and the installment agreement was terminated. There can be no assurance that the Internal Revenue Service will accept this offer, although Management is confident that an amount will be compromised that will be significantly lower than the obligation recorded at December 31, 2002. In the event of rejection, the Internal Revenue Service may elect to demand payment of the remaining obligation or request a reinstatement of a modified settlement agreement. In the opinion of Management, the Company may not be in a financial position to comply with this demand and would have to significantly reduce services that in turn may significantly reduce future revenues and impair existing marketing relationships. During the first quarter of 2003, the Internal Revenue Service completed its field valuation of the Company's assets and liabilities, and a notice from the Department of Treasury regarding determination of the offer in compromise is anticipated by the Company during the second quarter of 2003. In addition, the Company has not remitted payroll tax deposits of $34,220 related to the third and fourth quarters of 2002 that is recorded at December 31, 2002 in addition to the amount subject to the offer in compromise. In order for the Company to be eligible for the offer in compromise, it must be current with all payroll tax obligations subsequent to the first quarter of 2000. Although the Company intends to remit these deposits to remain eligible, there can be no assurance that the Company will be able to do so.

Due to the Company's limited access to capital, negative worth, continuing operating deficits, and the downturn in economic indicators, there can be no assurance given that the Company will achieve or maintain profitability or generate sufficient cash in future periods to sustain its business. This future must be considered given in light of the risks frequently encountered by companies having similar negative working capital and limited financial resources. To address these risks, Management must maintain sufficient liquidity to effectively manage the Company's working capital to fund operations, continue to enhance existing products and services, maintain existing and develop new marketing relationships, implement and successfully execute the business and marketing strategy, develop new strategic alliances, provide superior customer service, respond to competitive developments, and retain, motivate and acquire qualified personnel.

The Company has a significant amount of debt outstanding and may need to access additional debt financing to restructure the timing of its required principal and interest payments. At December 31, 2002, the Company had $1,329,916 of current and long term debt obligations, primarily to officers, shareholders and affiliates. While this related party debt provides for a certain flexibility in restructuring payments when required, there can be no assurance that these related parties will continue to renegotiate terms. The total level of debt could impair the Company's ability to obtain additional financing, require the Company to dedicate a substantial portion of its cash flow from operations to the payment of principal and interest, impair our ability to react rapidly to a change in market conditions and make the Company more vulnerable if there is a continued downturn in general economic conditions.

There can be no assurance that Management will be successful in remedying these risks and the failure to do so would have a further material adverse effect on our business, financial condition and results of operations. Sales and operating results generally depend on the volume and timing of orders received, which are difficult to forecast given the length of the sales cycle in the assisted living and nursing care industry due to current constrained federal and state reimbursement policies and the continued reliance by the industry on manual systems. Accordingly, any significant shortfall in sales or collections would have an immediate adverse effect on the Company's business, financial condition and results of operations.

On January 24, 2003, the Company Board of Directors adopted a resolution to authorize a corporate restructuring, including moving its state of incorporation from Nevada to Delaware. The Board determined that this restructuring is in the best interests of the Company and its shareholders. A preliminary draft of the 14C Information Statement describing the transaction has been filed on March 3, 2003 with the Securities and Exchange Commission. The restructuring contemplates, among other things, the issuance of a Series A Convertible Preferred Stock convertible into Delaware common stock, the right of the shareholders not receiving the Series A Convertible Preferred Stock to receive one share of Delaware common stock for each forty shares of Nevada common stock and the adoption of a 2003 Directors, Officers and Consultants stock option, stock warrant and stock award plan. It is contemplated, upon completion of the restructuring, that the Company will enter into consulting agreements providing for the issuance of approximately 6,750,000 shares of registered common stock and warrants to acquire 2,500,000 shares of registered common stock at exercise prices ranging from $.002 to $.50. If all of these warrants are exercised, the Company will receive approximately $500,000 of invested capital for its corporate purposes.

RESULTS OF OPERATIONS

TOTAL REVENUES

Revenues for the year ended December 31, 2002 were $1,203,273 that represents a decrease of $385,209 (24.3%) from revenues of $1,588,482 for the year ended December 31, 2001. Dietary services and supplies revenues decreased to $567,865 for the year ended December 31, 2002 from $592,760 for the year ended December 31, 2001 which represents a 4.2% decrease. Software sales and rental revenues decreased to $635,408 for the year ended December 31, 2002 from $995,722 for the year ended December 31, 2001 which represents a 36.2% decrease.

Dietary services and supplies revenues decreased $24,895 for the year ended December 31, 2002 over the same period in the prior year due to a decrease of hard copy menu services of $9,223, a reduction of $4,142 in data entry services and a $11,530 reduction in revenues from menus and forms. The Company projects that dietary services and supplies revenues will increase during the year 2003 due to a new multi-facility hard copy menu service customer. The software sales and rental revenues significantly decreased during the year ended December 31, 2002 by $360,314 from the same twelve month period in 2001 primarily because there were $275,000 in private license bulk purchases by one food distributor in 2001. In addition during 2002 DOS revenues decreased $8,618, fees related to program services decreased $31,300, direct software sales decreased by $90,209 offset by an increase in support revenues of $51,317 over the same twelve month period during 2001. The Company believes that direct software sales during 2003 will return to 2001 sales levels but, however, bulk license revenues may not be realized during 2003.

COST OF REVENUES

Total cost of revenues decreased to $674,070 for the year ended December 31, 2002 which represents a 4.0% decrease over cost of revenues of $702,272 for the year ended December 31, 2001. 2001 software sales and rental cost of revenues of $196,518, as originally reported at December 31, 2001, increased to $490,103 due to a $293,585 reclassification of software amortization from an operating expense to software sales and rental cost of revenues. The Company's gross profit of $529,203 (44.0% gross profit margin) for the year ended December 31, 2002 is a 11.8% gross profit margin decrease over the gross profit of $886,210 (55.8% gross profit margin) during the year ended December 31, 2001.

Dietary services and supplies cost of revenues for the year ended December 31, 2002 of $199,533 decreased from $212,169 for the year ended December 31, 2001 which represents a 6.0% decrease. Software sales and rental cost of revenues for the year ended December 31, 2002 of $474,537 decreased 3.2% from $490,103 during the year ended December 31, 2001. The gross profit margin of dietary services and supplies of $368,332 and gross profit margin of 64.9% during the year ended December 31, 2002 decreased from $380,591 and gross profit margin of 64.2% during the year ended December 31, 2001. The gross profit margin of software sales and rental of $160,871 and gross profit margin of 25.3% for the year ended December 31, 2002 decreased from $505,619 and gross profit margin of 50.8% during the year ended December 31, 2001.

The dietary services and supplies cost of revenues decrease of $12,636 during the year ended December 31, 2002 from the same period during 2001 is primarily attributable to a reduction of $11,975 in the use of consulting dietitians. The software sales and rental cost of revenues decrease during the year ended December 31, 2002 of $15,566 from the same period during 2001 is primarily attributable to the elimination of one support person during the fourth quarter of 2002, an increase during 2002 in programming costs of $14,980 and a reclassification of a salary related to one person from software sales and rental in 2001 to dietary services and supplies during 2002. The gross profit margin related to software sales and rental decreased from 50.8% during 2001 to 25.3% during 2002 due to 2001 bulk license revenues of $275,000 that have minimal cost of revenues associated with those sales.

SALES AND MARKETING EXPENSES

For the year ended December 31, 2001, sales and marketing expenses were $53,917 or 4.5% of revenue, a decrease from $69,740 or 4.4% of revenue for the year ended December 31, 2001. The net decrease of $15,823 in expense during the year ended December 31, 2002 is primarily due to an approximate reduction of $10,090 in trade show expense due to the Company's participation in one trade show during 2002 compared to two during 2001, a $2,377 reduction in marketing salaries and a reduction in direct advertising of $2,196. During the year 2002, the Company acquired the services of an Internet communication company that allows for sales presentations interfaces of our products and services directly on line, thereby eliminating the necessity of travel to the customer location. The Company's primary marketing representatives are network alliance relationships, primarily in the food service industry, thereby the Company does not require significant marketing staffing.

GENERAL AND ADMINISTRATIVE EXPENSES

For the year ended December 31, 2002, general and administrative expenses were $1,141,346 or 94.9% of revenue, an increase from $800,562 or 50.4% of revenue for the year ended December 31, 2001. The Company increased its general and administrative expenses $340,784 during the year 2002 primarily due to $309,766 expenses related to public relation activities. Of this $309,766 expense, $108,000 was a cash expenditure and the remaining $201,766 expense was stock compensation for services. The remaining $31,018 increase during 2002 was related to a $31,050 credit issued during 2001 to the Company for prior research and development programming services. Significant other increases during 2002 as compared to 2001 are as follows: travel costs of $7,386 primarily related to working with promotion services , outside professional services of $6,279, equipment repairs of $2,322, cleaning services of $5,365, audit services of $23,835, legal costs of $30,745 primarily related to review of SEC filings and research related to compliance with providing requested communications housed by the Company but not belonging to or directed to the Company, and maintenance and repair of $3,697. Significant other decreases during 2002 as compared to 2001 are as follows: officer salaries of $25,531 due to compensation reductions, office staff salaries of $10,480, in- house consultants of $6,495 due to a compensation reduction, automobile mileage reimbursement of $4,906, bad debt expense of $4,123, office utilities of $3,299 due to improved conservation measures, bank service charges of $1,204 due to improved cash positions and business and property taxes of $12,752 related to an adjustment to the real estate taxes of the investment in land.

The Company will remain aggressive in decreasing general and administrative expenses if additional capital is not procured by decreasing again certain management compensation levels. Because certain employees received overdue compensation increases during 2003, it may be necessary to significantly reduce or eliminate the Company's employee health benefits that are approximately $100,000 per year. However, this action may cause certain employees to seek other employment that provides these benefits. Management must consider the benefits of being a fully reporting Company in relation to the expense incurred. Without the prospect of near term profitability, this reporting and related expense may be deferred until such time as the Company is in a financial position to absorb the costs associated with this status.

DEPRECIATION AND AMORTIZATION

For the year ended December 31, 2002, depreciation and amortization expenses were $22,711 which is a decrease from $28,323 for the year ended December 31, 2001. The decrease of $5,612 during 2002 is primarily due to the completed depreciation during 2001of certain equipment. Prior to the year 2002, the Company classified amortization of software costs as an operating expense. During the year 2002, this expense of $293,585 was properly classified as a software sales and rental cost of revenues and for the year 2001 this expense of $293,585 was reclassified from an operating expense to a software sales and rental cost of revenues.

INTEREST EXPENSE

For the year ended December 31, 2001 interest expense was $140,855 which is an increase from $122,862 for the year ended December 31, 2001. The increase of $17,993 during the year 2002 as compared to the year 2001 is primarily attributable to a reduction of $18,800 during 2001 of the interest provision related to payroll tax obligations.

GAIN FROM DEBT SETTLEMENT

During the year 2002, the Company successfully negotiated a settlement of an outstanding creditor obligation that reduced the recorded obligation by $30,294.

UNREALIZED LOSS - INVESTMENT IN LAND

For the year ended December 31, 2002, the Company recorded a permanent dimunition of $127,300 in the carrying cost of the land held for investment to reflect the Company's asking sales price of $150,000, net of broker commissions.

LIQUIDITY AND CAPITAL RESOURCES

The Company requires additional capital to reorganize and refinance certain of its debt obligations. It continues to be difficult to obtain bank financing or other public/private investment necessary. Our common stock is valued at $.01 at December 31, 2002 and with limited trading volume, it is highly unlikely that the Company will be able to access the equity markets. As a consequence, during 2002, the Company failed to remit payroll obligations related to the second, third and fourth quarters of 2002. As of March 10, 2003, approximately $34,000 of payroll tax obligations remain outstanding related to the year 2002.

For the year ended December, 31, 2002 the Company's total liabilities of $2,941,353 (an increase of $120,181 over 2001) exceed its total assets of $524,710. In addition, the Company's current liabilities at December 31, 2002 of $1,363,894 (a decrease of $105,938 from 2001) exceed current assets of $187,370 or a working capital deficit of $1,176,524. This working capital deficit is primarily comprised of payroll tax obligations of $655,672 and accrued interest of $301,655. Payments towards these obligations for the most part is suspended due to the offer in compromise proposal submitted to the Department of Treasury related to the payroll tax obligations (see above and below) and that $297,115 of the accrued interest balance is primarily related to related parties. The Company has sustained operating losses for each of the past five years and has at December 31, 2002 an accumulated deficit of $7,930,520. The Company has financed its operations primarily through debt financing provided by shareholders, officers and affiliates as well as the failure to remit payroll tax obligations. At December 31, 2002, the Company has a payroll tax obligation to the Internal Revenue Service of $655,672. In accordance with a settlement agreement, the Company was obligated to remit certain scheduled monthly payments and during the year 2001 remitted payments of $165,000. During 2002, the Company submitted an offer in compromise to the Department of Treasury to settle the outstanding obligation related to the years 1998, 1999, and 2000, and the previously negotiated settlement agreement payments are suspended. The Company has offered a settlement proposal of twenty four monthly installments of $12,500 as full payment of these years' obligations. The Company believes that it will receive a favorable ruling from the Internal Revenue Service during 2003 regarding this issue. At December 31, 2002, and during the first quarter of 2003 monthly operating expense and debt obligations continue to exceed monthly revenues. These liquidity issues resulted in the Company's auditor issuing a going concern opinion for the year ended December 31, 2002.

During the year 2002, the Company increased its total liabilities from $2,821,172 at December 31, 2001 to $2,941,353 at December 31, 2002. Current
liabilities at December 31, 2002 are $1,363,894 which is a reduction of $105,938 from the current liabilities of $1,469,832 at December 31, 2001. This reduction is primarily a result of a decrease at December 31, 2002 of the following current liabilities as compared to December 31, 2001: Current portion of convertible debentures decreased $17,071; Current portion of notes payable to officers, shareholders and affiliates decreased $88,521; Current portion of long-term and credit lines decreased $83,289; Accounts payable decreased $19,283; and Accrued expenses decreased $22,267. Increases in current liabilities at December 31, 2002 as compared to December 31, 2001 are as follows: Payroll tax obligations increased $56,069; Accrued interest increased $60,608 primarily due to an annual $50,000 accrued interest provision for an affiliate obligation of $500,000; and advances from officers and affiliates increased $7,816.

Total assets at December 31, 2002 of $524,710 decreased $466,830 from the total assets at December 31, 2001 of $991,540. This decrease, as compared to 2001 balances, is primarily due to the $293,585 annual amortization of capitalized software development costs related to the Company's proprietary dietary software. Accounts receivable-trade at December 31, 2002 decreased $40,137; Prepaid expenses and other current assets increased $2,684 and Property and Equipment decreased $17,287; and Land held for sale, net decreased $127,300 as a result of an unrealized loss provision related to the permanent impairment of the fair market value of the land.

The Company's net cash used in operating activities increased from a $14,856 cash used for the year ended December 31, 2001 to a cash used of $81,914 for the year ended December 31, 2002. The Company's net loss from operations of $934,458 significantly increased for the year ended December 31, 2002 as compared to the net loss from operations of $139,086 for the year 2001. During the year 2001, non cash items charged to operations were depreciation and amortization of $321,908, provision for bad debt of $16,756, common stock issued for employee compensation of $31,955 and common stock issued with convertible debenture of $7,500. During the year 2002, non cash items charged to operations were depreciation and amortization of $316,296; unrealized loss provision - land held for sale of $127,300; provision for bad debt of $12,633; common stock issued for employee compensation of $19,705 and common stock issued for services of $219,742 . Additional material cash flows from operations during 2002 were:
Accounts receivable - trade decreased $27,504 (increased $37,407 in 2001); Accounts payable - trade decreased $19,283 (decreased $169,922 during 2001); Payroll tax obligations increased $56,069 (decreased $138,745 during 2001); Accrued expenses decreased $22,267 (decreased $26,677 during 2001); and Deferred Compensation increased $56,921 (increased $68,985 during 2001). Cash flows used in investing activities for the year ended December 31, 2002 was $5,424 ($19,184 during 2001), both years related to purchases of property and equipment. Cash flows provided by financing activities increased to $96,133 for the year ended December 31, 2002 from $46,881 for the year ended December 31, 2001. During the year 2002, the Company received $20,932 proceeds from convertible debentures ($116,410 during 2001); increased advances from officers and affiliates by $7,816 (decreased $22,571 during 2001); remitted payments on convertible debentures of $1,805 ($27,270 during 2001); received proceeds from notes payable to officers, shareholders and affiliates of $25,000 ($48,570 during 2001); remitted payments on notes payable to officers, shareholders and affiliates of $83,723 ($18,630 during 2001); received proceeds from credit lines and long-term debt of $50,000 ($0 during 2001) remitted payments on credit lines and long-term debt of $30,087 ($49,628 during 2001) and received $108,000 proceeds from the exercise of employee stock options.

The net increase in cash and cash equivalents for the year ended December 31, 2002 was $8,795 as compared to a net increase in cash and cash equivalents of $12,841 for the year ended December 31, 2001.

The Company has financed its operations primarily through debt financing provided by shareholders, officers and affiliates, and deferment of payment of payroll tax obligations. The Company's ability to sustain operations is dependent upon additional investment capital or significant increases in revenues. The Company has limited cash and credit available and may not be able to raise additional financing or establish lines of credit. Additional shareholder, officer and affiliates debt financing also may not be available. The Company's stock price at December 31, 2002 of $.01 severely limits its access to capital from the equity markets. The Company is substantially reliant on alliances with three major food distributors and the termination of any one of these relationships would have a substantial immediate liquidity effect on the Company's business.

Without financing, Management does believe that the Company can sustain operations by increasing software sales and rental revenues. However, the Company may have to reduce salaries and/or suspend providing certain employee benefits, primarily health insurance in order to meet its other operating obligations. This action, if taken, may result in the loss of certain key employees. It can not be determined whether the loss of any employees can be replaced in a timely manner in order not to disrupt business. The Company believes that 2003 revenues will increase over those of 2002, but this increase, if realized, may not be sufficient to meet the Company's outstanding obligations, including payroll tax obligations without a significant debt restructuring. Accordingly, the Company's auditor continues to issue a going concern opinion regarding the ability of the Company to continue to sustain operations.

ITEM 7. FINANCIAL STATEMENTS (See Attached)

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE The Company has engaged the following Certified Public Accounting firm as its auditors: KBA Group LLP 14160 Dallas Parkway, Ninth Floor, Dallas, Texas 75240. This firm is the result of a merger of two accounting firms, one of which was the Company's former auditor, King Griffin and Adamson P.C. The Company filed an 8-K on March 7, 2003 as notification of this change, which was due to the accountant's name change.

                                    PART III

ITEM 9. DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS

The Company's Executive Officers, Directors and Significant Management Consultants are as follows:

C. Scott Sykes, Jr. 63, Chairman of the Board and President, has over 30 years experience in the health care industry. Mr. Sykes became associated with the Company when, in January 1998, he bought a controlling interest in the Company from the two co-founders. From 1994 until 1999, Mr. Sykes was "of counsel" to the Chicago law firm of Gardner Carton and Douglas. From 1989 to 1994, Mr.
Sykes was Senior Vice President and General Counsel of VHA, Inc., Irving, Texas, one of the country's largest healthcare organizations. Mr. Sykes graduated from The University of Virginia in 1962 with a B.A. and from that same University in 1965 with a LLB degree. Mr. Sykes is the largest shareholder in SureQuest Systems, Inc.

Stan Janczyk 56, Chief Financial Officer, Treasurer and Secretary, was appointed Chief Financial Officer and Treasurer of the Company in March 2000. He was appointed Secretary in 2003. Prior to these offices, he maintained a financial consulting and tax practice, including serving as a consulting Chief Financial Officer to the Company from 1998 to March 2000. He was President of a closely held marketing company in Dallas, Texas, serving in that capacity from 1995 to 2000. From 1993 to 1995, he served as President of International Insurance Services, a multi-state insurance brokerage company in Dallas, Texas. From 1990 to 1993, Mr. Janczyk served as a financial consultant, specializing in the insurance industry. From 1980 to 1989, he was involved as a financial officer in the life and health insurance industry. He received his Certified Public Accountant certificate in Illinois in 1976, having served as manager with the firm of Grant Thornton in Chicago, Illinois and Oklahoma City, Oklahoma from 1974 to 1979. He graduated from Indiana University in 1974, receiving a B.S. in Business.

Alma Sudderth 47, Director, began her term as a Director in 1991. Ms. Sudderth is one of the co-founders of the Company. She has been employed by the company since 1989 and served as a vice president until January 1998 when Mrs. Sudderth was named President of the SureQuest Systems Inc., a Texas corporation and predecessor to the Company. From January 2000 to the present, Ms. Sudderth serves as an Industry Market Leader for the Company and heads the sales/ marketing division, and is responsible for several of the Company's significant strategic alliances. From February 1989 until January 1998, Ms. Sudderth was an Executive Vice-President of the Company. Ms. Sudderth is a Registered Dietitian. She graduated from the University of Tennessee in 1977 with a BS, majoring in Dietetics and in 1978 with a Masters of Science, majoring in Food Science.

ITEM 10. EXECUTIVE COMPENSATION

The following table sets forth the compensation paid to certain executive officers of the registrant for the three years ended December 31, 2002. Directors are not paid or reimbursed for attending meetings, other than out of pocket travel costs.

SUMMARY COMPENSATION TABLE

                                                                                   LONG TERM
                                                 ANNUAL                           COMPENSATION
                                              COMPENSATION                            AWARDS
                                    -------------------------------------------------------------------
NAME AND PRINCIPAL POSITION                     YEAR           SALARY         NUMBER OF   ALL OTHER (1)
                                                                                OPTIONS    COMPENSATION
C. Scott Sykes, Jr.,                            2002 $         39,998                 0  $         56,921
   Chairman and President                       2001 $         31,015                 0            68,985
                                                2000                0                 0           100,000

(1) The stockholders of the Company approved an annual salary of $100,000 for Mr. Sykes, deferred portion of which he is permitted to convert into common stock of the Company at a conversion price equal to the closing price of the stock at the last business day of the year in which the salary was due. During August 2001, the Company began to compensate Mr. Sykes a monthly cash stipend of $6,666 that was terminated July 1, 2002 at which time he resumed his $8,333 monthly deferred compensation. As of December 31, 2002, Mr. Sykes has the right to convert the total amount of deferred compensation of $430,788 to 15,269,194 shares of the Company's common stock.

ITEM 11. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT OF THE COMPANY

BENEFICIAL OWNER                                NUMBER OF SHARES OWNED             % OUTSTANDING
-------------------------------------------- -----------------------------  ----------------------------
C. Scott Sykes, Jr.(1)                                          9,843,397                          23.8%
Charles S. Sykes Irrevocable Trust(1)                             550,000                           1.3%
Estate of Lois F. Sykes(1)                                      2,552,617                           6.2%
Alma Sudderth(2)                                                1,341,058                           3.3%
Stan Janczyk                                                      919,324                           2.2%
Public Ownership                                               26,119,290                          63.2%
                                             -----------------------------
          As of December 31, 2002: TOTAL                       41,325,686                        100.00%

(1) Mr. Sykes owns directly 1,960,548 shares of the Company's common stock and indirectly 7,822,849 shares through VIG Holdings, LLC, a limited liability company, which as sole member, he beneficially controls. The Charles S. Sykes Irrevocable Trust was initiated by Mr. Sykes' father's Trust and is controlled by his mother, Kate F. Sykes, as trustee. All of the shares in the Estate of Lois F. Sykes are beneficially held on behalf of Mr. Sykes' son.

(2) Number of shares reflects those owned directly by Mr. and Ms. Sudderth and by all their immediate family members.

ITEM 12. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

RELATED PARTIES

In June 1998 the Charles S. Sykes Irrevocable Trust loaned to the Company the sum of $500,000. The Trust was given a secured promissory note for simple interest at the rate of ten percent (10%) per annum with the principal and all accrued interest due at maturity on January 1, 2001. The whole amount of the note is secured by the tangible and intangible personal property of the Company. The Trust agreed to extend the maturity of the note to January 1, 2004.

Also in September 1998, C. Scott Sykes, Jr. in order to reduce the cash flow requirements of the Company, personally guaranteed certain indebtedness in the sum of $93,056 owed to Ms. Dianne Lindahl, a former Company employee and a current shareholder. As of December 31, 2002 the balance of the indebtedness is $43,435.

During the year 2000, an officer of the Company assigned an automobile lease to the Company for use by a Company employee. The Company incurred $1,540 expense related to this lease for the year ended December 31, 2001. The lease terminated March 2001.

During the year 2001, the Company issued to Mr. Sykes a $48,570 unsecured promissory note in exchange for $48,570. Terms of the note are monthly interest and principal payments of $3,488 beginning January 20, 2002 with a final payment of $3,006 on March 20, 2003. The note bears a simple interest of 10%. The balance at December 31, 2002 is $16,551 During the year 2002, the Company issued a $25,000 note bearing 12% to an affiliate of an employee in exchange for $25,000. No interest or principal payments are due until maturity. The note matures March 31, 2003. ITEM 13. EXHIBITS AND REPORTS ON FORM 8-K (a) Exhibits
2.1 Information statement relating to the reincorporation in Delaware by the merger of SureQuest Systems, Inc. (a Nevada corporation) into SureQuest Systems, Inc. (a Delaware corporation)
         - incorporated by reference to SureQuest Systems, Inc.'s current report on Form Pre14c dated March 3, 2003.

4.1 2002 Stock Option and Grant
         - incorporated by reference to SureQuest Systems, Inc.'s current report on Form 8-K dated February 21, 2002 and related S-8 filing dated February 7,2002

16.1 Change in Registrant's Certifying Accountant
         -                 incorporated by reference to SureQuest Systems, Inc.
              current report on Form 8-K dated
              March 7, 2003.

(b)         Reports on Form 8-K

On February 7, 2002, the Company filed a S-8 Registration Statement with respect to the Company's Stock Option and Grant Plan. The S-8 Registration Statement authorized the issuance of 5,000,000 common shares and the Plan was incorporated in the 8-K filing dated February 21, 2002.

On March 7, 2003, the Company filed an 8-K as notification of a change in the Registrant's Certifying Accountant due to a merger by the predecessor Accountant and a resultant name change.

Certifications

Certification as to review of the December 31, 2001 and 2002 accompanying annual financial statements by C. Scott Sykes, Jr., Chief Executive Officer

Certification as to review of the December 31, 2001 and 2002 accompanying annual financial statements by Stanley Janczyk, Chief Financial Officer

99.1 Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002.

99.2 Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002.

ITEM 14. CONTROLS AND PROCEDURES

Within 90 days prior to the date of this report, we carried out an evaluation, under the supervision and with the participation of our principal executive officer and principal financial officer, of the effectiveness of the design and operation of our disclosure controls and procedures. Based on this evaluation, our principal executive officer and principal financial officer concluded that our disclosure controls and procedures are effective in timely alerting them to material information required to be included in our periodic SEC reports. It should be noted that the design of any system of controls is based in part upon certain assumptions about the likelihood of future events, and there can be no assurance that any design will succeed in achieving its stated goals under all potential future conditions, regardless of how remote.

In addition, there have been no significant changes in our internal controls or in other factors that could significantly affect those controls subsequent to the date of their last evaluation.

SIGNATURES

In accordance with the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on this Form 10KSB and authorize this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Dallas, State of Texas on March 31, 2003.

SureQuest Systems, Inc., a Nevada Corporation

                                  (Registrant)


             Date March 31, 2003       By  /s/ C. Scott Sykes, Jr.
                                           -------------------------------------
                                           C. Scott Sykes, Jr. President

                                       By /s/ Stan Janczyk
                                         -------------------------------------
                                         Stan Janczyk, CFO
 (1)          Print the name and title of the signing officer under his or her signature.



                                 Certifications

I, C.Scott Sykes, Jr. certify that:

1. I have reviewed this annual report on Form 10-KSB of SureQuest Systems, Inc. and Subsidiaries; 2. Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report; 3. Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this annual report; 4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Securities Exchange Act Rules 13a-14 and 15d-14) for the registrant and have:
(a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

(b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this annual report (the "Evaluation Date"); and

(c) presented in this annual report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5. The registrant's other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent function):

(a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

(b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

6. The registrant's other certifying officers and I have indicated in this annual report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Date: March 31, 2003

                             /s/ C.Scott Sykes, Jr.
                            -------------------------------
                               C.Scott Sykes, Jr.
                             Chief Executive Officer



I, Stanley Janczyk, certify that:
1. I have reviewed this annual report on Form 10-KSB of SureQuest Systems, Inc., and Subsidiaries; 2. Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report; 3. Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this annual report; 4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Securities Exchange Act Rules 13a-14 and 15d-14) for the registrant and have:
(a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

(b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this annual report (the "Evaluation Date"); and

(c) presented in this annual report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5. The registrant's other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent function):

(a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

(b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

6. The registrant's other certifying officers and I have indicated in this annual report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Date: March 31, 2003

                                              /s/ Stanley Janczyk
                                             --------------------------------
                                              Stanley Janczyk
                                              Chief Financial Officer




                    SUREQUEST SYSTEMS, INC. AND SUBSIDIARIES

                      CONSOLIDATED FINANCIAL STATEMENTS AND

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

                   FOR YEARS ENDED DECEMBER 31, 2002 and 2001

                                TABLE OF CONTENTS


REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
--------------------------------------------------

FINANCIAL STATEMENTS

          Consolidated Balance Sheets
          Consolidated Statements of Operations
          Consolidated Statement of Changes in Shareholders' Deficit Consolidated Statements of Cash Flows.
          Notes to Consolidated Financial Statements

                                       F-1






               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Board of Directors and Stockholders

of SureQuest Systems, Inc.

We have audited the accompanying consolidated balance sheets of SureQuest Systems, Inc. and subsidiaries as of December 31, 2002 and 2001 and the related consolidated statements of operations, changes in shareholders' deficit and cash flows for the years then ended. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of SureQuest Systems, Inc. and subsidiaries as of December 31, 2002 and 2001 and the results of their operations and their cash flows for the years then ended in conformity with accounting principles generally accepted in the United States.

As described in Note 3, the accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. The Company has experienced losses of $934,458 and $139,086 for 2002 and 2001, respectively. Additionally, at December 31, 2002, the Company's current liabilities exceeded its current assets by $1,176,524 and its total liabilities exceeded its total assets by $2,416,643. At December 31, 2002, total liabilities include $655,672 of payroll tax obligations and related penalties and interest relating to 1998 and 1999, the first quarter of 2000 and the second, third and fourth quarters of 2002. These conditions raise substantial doubt about the Company's ability to continue as a going concern. Unless the Company increases cash flows from operations or obtains additional financing, it will not be able to meet its obligations as they come due and it will be unable to execute its long-term business plan. Management's plans as they relate to these issues are also explained in Note 3. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

KBA GROUP LLP

Dallas, Texas

March 10, 2003

                                       F-2







                    SUREQUEST SYSTEMS, INC. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS

                                     ASSETS

                                                                             DECEMBER 31,   DECEMBER 31,
                                                                                2002          2001
                                                                             -------------- --------------

CURRENT ASSETS
        Cash and cash equivalents                                            $      25,380  $      16,585
        Accounts receivable - trade, less allowance for doubtful accounts of $25,897 and $25,142 at December 31, 2002 and 2001,
          respectively                                                             146,356        186,493
        Prepaid expenses and other current assets                                   15,634         12,950
                                                                             -------------- --------------
          Total current assets                                                     187,370        216,028

PROPERTY AND EQUIPMENT
        Computer equipment                                                         181,669        178,492
        Office furniture and fixtures                                               13,871         13,871
        Office and other equipment                                                  44,911         42,664
        Leasehold improvements                                                      62,357         62,357
                                                                             -------------- --------------
                                                                                   302,808        297,384
        Less: accumulated depreciation and amortization                           (256,160)      (233,449)
                                                                             -------------- --------------
          Net property and equipment                                                46,648         63,935

OTHER ASSETS

        Land held for sale, net                                                    150,000        277,300
        Capitalized software development costs, net of accumulated amortization of $1,907,495 and $1,613,909 at December 31, 2002
          and 2001, respectively                                                   134,561        428,146
        Other                                                                        6,131          6,131
                                                                             -------------- --------------
          Total other assets                                                       290,692        711,577
                                                                             -------------- --------------

TOTAL ASSETS                                                                 $     524,710  $     991,540
                                                                             ============== ==============

The accompanying notes are an integral part of these consolidated financial statements.
                                       F-3







                    SUREQUEST SYSTEMS, INC. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS

                      LIABILITIES AND SHAREHOLDERS' DEFICIT

                                                                             DECEMBER 31,   DECEMBER 31,
                                                                                 2002           2001
                                                                             -------------- --------------
CURRENT LIABILITIES
        Current portion of convertible debentures                            $      11,932  $      29,003
        Current portion of notes payable to officers, shareholders and
          affiliates                                                               111,098        199,619
        Current portion of long-term debt and credit lines                          60,215        143,504
        Accounts payable - trade                                                   177,044        196,327
        Payroll tax obligations                                                    655,672        599,603
        Accrued expenses                                                            38,462         60,729
        Accrued interest                                                           301,655        241,047
        Advances from officers and affiliates                                        7,816             --
                                                                             -------------- --------------
          Total current liabilities                                              1,363,894      1,469,832

CONVERTIBLE DEBENTURES, net of current portion                                     219,638        183,440
NOTES PAYABLE TO OFFICERS, SHAREHOLDERS AND AFFILIATES, net of current
   portion                                                                         808,707        778,909
LONG-TERM DEBT, net of current portion                                             118,326         15,124
DEFERRED COMPENSATION                                                              430,788        373,867
                                                                             -------------- --------------
          Total liabilities                                                      2,941,353      2,821,172

COMMITMENTS AND CONTINGENCIES (Notes 3 and 12)                                          --             --

SHAREHOLDERS' DEFICIT
        Preferred Stock - $.001 par value, 1,000,000 shares authorized,
          none issued and outstanding                                                   --             --
        Common Stock - $.001 par value, 50,000,000 shares authorized,
          41,325,686 and 35,880,840 issued and outstanding at December 31,
          2002 and 2001, respectively                                               41,326         35,881
        Additional paid-in capital                                               5,472,551      5,130,549
        Accumulated deficit                                                     (7,930,520)    (6,996,062)
                                                                             -------------- --------------
          Total shareholders' deficit                                           (2,416,643)    (1,829,632)
                                                                             -------------- --------------

TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT                                  $     524,710  $     991,540
                                                                             ============== ==============

The accompanying notes are an integral part of these consolidated financial statements.
                                       F-4







                    SUREQUEST SYSTEMS, INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                         YEAR ENDED         YEAR ENDED
                                                                        DECEMBER 31,       DECEMBER 31,
                                                                            2002               2001
                                                                      -----------------  -----------------
Revenues
        Dietary services and supplies                                 $        567,865   $        592,760
        Software sales and rental                                              635,408            995,722
                                                                      -----------------  -----------------
        Total revenues                                                       1,203,273          1,588,482

Cost of revenues
        Dietary services and supplies                                          199,533            212,169
        Software sales and rental                                              474,537            490,103
                                                                      -----------------  -----------------
        Total cost of revenues                                                 674,070            702,272
                                                                      -----------------  -----------------
Gross profit                                                                   529,203            886,210

Operating expenses
        Sales and marketing                                                     53,917             69,740
        General and administrative                                           1,141,346            800,562
        Depreciation and amortization                                           22,711             28,323
                                                                      -----------------  -----------------
        Total operating expenses                                             1,217,974            898,625
                                                                      -----------------  -----------------

Loss from operations                                                          (688,771)           (12,415)

Other income (expense)
        Interest expense                                                      (140,855)          (122,862)
        Tax penalties                                                           (7,826)            (3,182)
        Gain from debt settlement                                               30,294                 --
        Unrealized loss on land held for sale                                 (127,300)                --
        Other, net                                                                  --               (627)
                                                                      -----------------  -----------------
        Total other expense, net                                              (245,687)          (126,671)
                                                                      -----------------  -----------------
Net loss before income tax provision                                          (934,458)          (139,086)

        Income tax provision                                                        --                 --
                                                                      -----------------  -----------------
                                                                        ---------------   ----------------
Net loss                                                              $       (934,458)  $       (139,086)
                                                                      =================  =================

Basic and diluted net loss per weighted average share of common
   stock outstanding                                                  $          (0.02)  $          (0.00)
                                                                      =================  =================

Weighted average number of shares of basic and diluted common stock
   outstanding                                                              39,720,572         34,135,800
                                                                      =================  =================

The accompanying notes are an integral part of these consolidated financial statements.
                                       F-5







                             SUREQUEST SYSTEMS, INC.
              CONSOLIDATED STATEMENT OF CHANGES IN SHAREHOLDERS' DEFICIT

                                         Number       Common      Additional      Total      Shareholders
                                       of Issued       Stock       Paid-In      ccumulated
                                         Shares       Amount       Capital     A Deficit       Deficit
                                      ------------- ------------ ------------- ------------- -------------
Balance at January 1, 2001              32,407,257  $    32,407  $  5,094,568  $ (6,856,976) $ (1,730,001)

Common stock issued as compensation      1,597,201        1,597        30,358            --        31,955
Common stock issued with
   convertible debenture                   250,000          250         7,250            --         7,500
Common stock cancelled                    (190,833)        (190)          190            --            --
Common stock issued in conjunction
   with debt covenant terms (see
   note 15)                              1,817,215        1,817        (1,817)           --            --
Net loss for year                                                                  (139,086)     (139,086)
                                      ------------- ------------ ------------- ------------- -------------
Balance at December 31, 2001            35,880,840       35,881     5,130,549    (6,996,062)   (1,829,632)

Common stock issued as compensation        679,000          679        19,026            --        19,705
Common stock issued as payment for
   consulting services                   4,015,846        4,016       215,726            --       219,742
Common stock options exercised             750,000          750       107,250            --       108,000
Net loss for year                                                                  (934,458)     (934,458)
                                      ------------- ------------ ------------- ------------- -------------

Balance at December 31, 2002            41,325,686  $    41,326  $  5,472,551  $ (7,930,520) $ (2,416,643)
                                      ============= ============ ============= ============= =============

The accompanying notes are an integral part of this consolidated financial statement.
                                       F-6






                    SUREQUEST SYSTEMS, INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                                 YEAR           YEAR
                                                                                 ENDED          ENDED
                                                                             DECEMBER 31,   DECEMBER 31,
                                                                                2002          2001
                                                                             -------------- --------------
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss                                                                     $    (934,458) $    (139,086)
Adjustments to reconcile net loss to net cash used in operating activities
        Depreciation and amortization                                               22,711         28,323
        Amortization of software expense                                           293,585        293,585
        Unrealized loss on land held for sale                                      127,300             --
        Provision for bad debt                                                      12,633         16,756
        Common stock issued as employee compensation                                19,705         31,955
        Common stock issued for services                                           219,742             --
        Common stock issued with convertible debentures                                 --          7,500
     (Increase) decrease in
        Accounts receivable - trade                                                 27,504        (37,407)
        Prepaid expenses and other current assets                                   (2,684)        (1,321)
        Other assets                                                                    --          1,596
     Increase (decrease) in
        Accounts payable - trade                                                   (19,283)      (169,922)
        Payroll tax obligations                                                     56,069       (138,745)
        Accrued expenses                                                           (22,267)       (26,677)
        Accrued interest                                                            60,608         49,602
        Deferred compensation                                                       56,921         68,985
                                                                             -------------- --------------
NET CASH USED IN OPERATING ACTIVITIES                                              (81,914)       (14,856)

CASH FLOWS FROM INVESTING ACTIVITIES
        Purchases of property and equipment                                         (5,424)       (19,184)

CASH FLOWS FROM FINANCING ACTIVITIES
        Net increase (decrease)in advances from officers and affiliates              7,816        (22,571)
        Proceeds from convertible debentures                                        20,932        116,410
        Payments on convertible debentures                                          (1,805)       (27,270)
        Proceeds from notes payable to officers, shareholders and
          affiliates                                                                25,000         48,570
        Payments on notes payable to officers, shareholders and affiliates         (83,723)       (18,630)
        Proceeds from credit lines and long-term debt                               50,000             --
        Payments on credit lines and long-term debt                                (30,087)       (49,628)
        Proceeds from stock options exercised                                      108,000             --
                                                                             -------------- --------------
NET CASH PROVIDED BY FINANCING ACTIVITIES                                           96,133         46,881
                                                                             -------------- --------------

NET INCREASE IN CASH AND CASH EQUIVALENTS                                            8,795         12,841

Cash and cash equivalents at beginning of year                                      16,585          3,744
                                                                             -------------- --------------

Cash and cash equivalents at end of year                                     $      25,380  $      16,585
                                                                             ============== ==============

SUPPLEMENTAL DISCLOSURES OF INTEREST AND INCOME TAXES PAID

        Interest paid on borrowings                                          $      80,000  $      73,000
                                                                             ============== ==============
        Income taxes paid                                                    $          --  $          --
                                                                             ============== ==============

The accompanying notes are an integral part of these consolidated financial statements.
                                       F-7






                    SUREQUEST SYSTEMS, INC. AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                           DECEMBER 31, 2002 AND 2001

NOTE 1 - BACKGROUND AND ORGANIZATION

SureQuest Systems, Inc., is a publicly traded company, and was incorporated under the laws of the State of Nevada on August 19, 1941. SureQuest Systems, Inc. is in the business of providing dietary services, supplies and consulting, and developing and selling dietary proprietary management software products. Primary customers include hospitals, nursing homes and assisted living facilities in the United States and Canada.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Principles of Consolidation

The financial statements include the accounts of SureQuest Systems, Inc. and its wholly-owned subsidiaries, collectively referred to as "the Company". All significant inter-company transactions have been eliminated.

Cash and Cash Equivalents

For Statement of Cash Flows purposes, the Company considers all cash in banks, certificates of deposit and other highly-liquid investments with maturities of three months or less when purchased to be cash and cash equivalents.

Accounts Receivable and Revenue Recognition

The Company's revenue recognition policies are consistent with the American Institute of Certified Public Accountant's Statement of Position (SOP) 97-2, software revenue recognition, and SOP 98-9 which is a modification of SOP 97-2 and the Securities and Exchange Commission (SEC) Staff Accounting Bulletin No. 101 ("SAB 101"), "Revenue Recognition". SAB 101 summarizes certain aspects of the SEC's views in applying generally accepted accounting principles to revenue recognition in financial statements. Revenue is recognized at the time services are performed or goods are shipped, except for revenue from software licenses purchased by "private label" distributors, which is recognized when payment is received due to the uncertainties of the customer commitment. Certain of the Company's customers operate under the terms of thirty day open ended rental agreements cancelable by either party with thirty days notice. In the normal course of business, the Company extends unsecured credit to virtually all of its rental and menu form customers. The Company provides for an allowance for bad debt for those accounts considered doubtful of collection.

Property and Equipment

Property and equipment is recorded at cost and is depreciated on a straight-line basis, over the estimated useful life (generally 3 to 10 years) of the respective asset. Major additions and betterments are capitalized and depreciated over the remaining estimated useful life of the related assets. Maintenance, repairs, and minor improvements are charged to expense as incurred. Depreciation expense for the years ended December 31, 2002 and 2001 was $9,901 and $15,513, respectively. Leasehold improvements are capitalized and amortized over the shorter of the life of the improvement or the remaining life of the lease. Amortization expense for the years ended December 31, 2002 and 2001 related to leasehold improvements is $12,810 and $12,810, respectively.

Capitalized Software Costs

The Company classifies the costs of planning, designing and establishing the technological feasibility of a computer software product as research and development costs and charges these costs to expense when incurred. After technological feasibility has been established, i.e. the Company has a working model in use, costs of producing a marketable product and product masters are capitalized and amortized on a product-by-product basis using the straight-line method over the estimated life of the product (5 years). Subsequent software updates and modifications are expensed as incurred. Quarterly, the Company evaluates the recoverability of the carrying value of the capitalized software costs by comparing the unamortized capitalized costs to the net realized value, as determined by an undiscounted cash flow analysis. The amount by which the carrying value exceeds the net realizable value, if any, is written off. Cost of maintenance and customer support is charged to expense as incurred. During 2002 the Company has reclassified the presentation of "amortization of software expense" from an operating expense to "software sales and rental" cost of revenues. Accordingly, this reclassification was also applied to the accompanying 2001operating statement that increased "software sales and rental" cost of revenues by $293,585 with an accompanying reduction of depreciation and amortization expense by the same amount.

Long-Lived Assets

The Company accounts for the impairment and disposition of long-lived assets in accordance with Statement of Financial Accounting Standards (SFAS) No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets". In accordance with SFAS No. 144, long-lived assets are reviewed for events or changes in circumstances which indicate that their carrying value may not be recoverable. These evaluations include comparing the future undiscounted cash flows of such assets to their carrying value. If the carrying value exceeds the future undiscounted cash flows, the assets are written down to their fair value. During the year 2002, the Company had determined that there was a permanent decline in the carrying value of the land held for sale. Accordingly, the Company recognized a $127,300 unrealized loss in the Consolidated Statement of Operations for the year ended December 31, 2002 to reflect the land's revised estimated fair market value of $150,000.

Income Taxes

The Company utilizes the asset and liability approach to financial accounting and reporting for income taxes. Deferred income tax assets and liabilities are computed annually for differences between the financial statements and tax basis of assets and liabilities that will result in taxable or deductible amounts in the future based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized. Income tax expense or benefit is the tax payable or refundable for the period plus or minus the change during the period in deferred tax assets and liabilities.

Use of Estimates and Assumptions

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could vary from the estimates that were used.

Loss Per Share

Basic loss per share is computed by dividing consolidated net loss by the weighted average number of shares of common stock outstanding during the year. The common stock equivalents are not included in the diluted loss per share for 2002 and 2001 as they are antidilutive.

Stock-Based Compensation

The Company accounts for stock-based employee compensation arrangements in accordance with provisions of Accounting Principles Board ("APB") Opinion No. 25, "Accounting for Stock Issued to Employees". Under APB Opinion No. 25, compensation expense for employees is based on the excess, if any, on the date of grant, of the fair value of the Company's stock over the exercise price. Had the Company determined compensation based on the fair value at the grant date for its stock options under SFAS 123, "Accounting for Stock-Based Compensation," as amended by SFAS No. 148, "Accounting for Stock-Based Compensation-Transition and Disclosure-An Amendment of FASB Statement No. 123," the net loss and loss per share would not have significantly differed from reported net loss.

The Company accounts for equity instruments issued to non-employees in accordance with the provisions of SFAS No. 123 as amended by SFAS No. 148 and Emerging Issues Task Force Issue No. 96-18, "Accounting for Equity Instruments That Are Issued to Other Than Employees for Acquiring, or in Conjunction with Selling, Goods or Services." All transactions in which goods or services are the consideration received for the issuance of equity instruments are accounted for based on the fair value of the consideration received or the fair value of the equity instrument issued, whichever is more reliably measurable. The measurement date of the fair value of the equity instrument issued is the earlier of the date on which the counterparty's performance is complete or the date on which it is probable that performance will occur.

Recent Accounting Pronouncement

In December 2002, the FASB issued SFAS 148, "Accounting for Stock-Based Compensation-Transition and Disclosure," which amends SFAS 123, "Accounting for Stock-Based Compensation." SFAS 148 provides alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation. In addition, SFAS 148 amends the disclosure requirements of SFAS 123 to require more prominent disclosures in both annual and interim financial statements about the method of accounting for stock- based compensation and the effect of the method used on reporting results. SFAS 148 is effective for fiscal years ending after December 15, 2002. The Company has adopted the disclosure requirements of SFAS No. 148 and the adoption of this standard had no material effect on the Company's financial position, cash flows or results of operations.

Reclassifications

Certain 2001 amounts have been reclassified to conform to 2002 presentation.
NOTE 3 - GOING CONCERN UNCERTAINTY

The consolidated financial statements have been prepared on the assumption that the Company will continue as a going concern. The Company sustained net losses of $934,458 and $139,086 during the years ended December 31, 2002 and 2001, respectively and cash used by operating activities for the same periods aggregated $81,914 and $14,856, respectively. Additionally, current liabilities at December 31, 2002 of $1,363,894 exceed current assets of $187,370 and total liabilities at December 31, 2002 of $2,941,353 exceed total assets of $524,710. The Company's continued existence depends upon the success of management's efforts to raise additional capital necessary to meet the Company's obligations as they come due and to increase market penetration to increase revenues. The Company intends to obtain capital primarily through debt financing. There can be no degree of assurance given that the Company will be successful in obtaining additional financing or that the Company will increase revenues to be profitable in the near future.

The consolidated financial statements do not include any adjustments to reflect the possible effects on the recoverability and classification of assets or classification of liabilities which may result from the inability of the Company to continue as a going concern.

NOTE 4 - CAPITALIZED SOFTWARE COSTS

The Company has two software packages, a DOS based package that was developed internally, and a Windows based package that was purchased during 1998. The DOS package is primarily targeted to customers interested in more simple dietary applications and prefer monthly rental agreement payment terms. The Windows based package offers single and multi-user versions and is primarily the product of choice for the Company's product and services distribution alliances. The DOS package was fully amortized at December 31, 2000. Amortization expense related to the Windows package is $293,585 for each of the years 2002 and 2001.

NOTE 5 - CONVERTIBLE DEBENTURES

During 2001 and during October 2002, the Company extended terms of two debentures. The first debenture was issued during 2001 and bears annual interest of 10%. Extended terms of repayment include monthly interest only payments of $780 through August 2003. Beginning September 2003 and payable each month thereafter for a period of 58 months, the Company will remit monthly principal and interest payments of $1,986 and a final payment of $1,990 on August 1, 2008. During 2001, the holder was issued 250,000 common shares and warrants to purchase 125,000 common shares at $.04 per share that originally expired February 28, 2003 which term was extended to February 27, 2005. This debenture is secured by the Company's accounts receivable. The principal balance of this debenture at December 31, 2002 is $93,640 and includes capitalized interest of $9,622. The second debenture is unsecured and bears interest of 11%. As additional consideration, during 2001 the holder was granted warrants to acquire 1,252,386 common shares ranging from $.04 to $.075 per share. These warrants initially expired January 20, 2003 and were extended during September 2002 to October 2004. The principal balance of $137,930 at December 31, 2002 includes capitalized interest during 2002 of $11,310. Terms of repayment include monthly only interest payments of $1,264 through August 2003. Beginning September 2003, and for 59 months thereafter, the Company will remit equal payments of $2,999. This debenture is payable on demand in the event that the Company secures investment capital equal to or in excess of $3,000,000.

                                                               2002         2001
                                                      --------------------------

    Total convertible debentures                       $    231,570 $    212,443

    Less current maturities                                  11,932       29,003
                                                      --------------------------

    Long term obligation-convertible debentures        $    219,638 $    183,440
                                                      ==========================

Principal maturities of convertible debentures are as follows at December 31, 2002:

Year
-----------------------
2003                  $   11,932
2004                      38,418
2005                      42,691
2006                      47,440
2007                      52,720
Thereafter                38,369
                      -----------
                        ---------
                      $  231,570
                      ===========

NOTE 6 - NOTES PAYABLE TO OFFICERS, SHAREHOLDERS and AFFILIATES

                                                                                 2002           2001
                                                                             -------------- --------------
Unsecured promissory note payable to shareholder affiliate; interest at      $      89,308  $      97,136
   10% per annum; monthly principal and interest of $1,785 beginning June
   2002 with final monthly payment due April 2008.

Unsecured promissory note payable to shareholder affiliate; interest
   payable semi-annually at 8% per annum; principal payable on demand               10,000         10,000

Unsecured demand promissory note payable to shareholder; interest payable
   at 10% per annum; principal payable on demand                                    12,801         14,107


Unsecured promissory note to affiliate; interest at 10% per annum; monthly              --          3,934
   installment of principal and interest of $806; repaid in full during
   May 2002

Promissory note to shareholder affiliate; interest at 10% per annum with total accrued interest and principal payable on demand; security interest in all assets of the Company subordinated to certain banks and shareholders holding prioritized liens; shareholder affiliate has
   verbal agreement not to demand redemption during the year 2003                  500,000        500,000

Promissory note to shareholder; 100,000 shares of the Company stock held in escrow as security; interest to accrue through March 10, 2004 at 10%;
   $1,785 monthly payment on April 10, 2004 followed by 205 $3,000 monthly payments thereafter; in addition, holder will be repaid at 3% of monthly cash proceeds in excess of $130,000; cash proceeds shall include gross receipts from operations, net proceeds from equity or debt funding, and/or net proceeds from sales of certain assets; payment
   to be made on tenth day of month following month of cash receipt                222,711        222,711

Promissory note to shareholder with personal guarantee by Company officer;
   secured by software source code and subordinated lien on land; interest at
   7.5% monthly with a monthly interest and principal payment of $3,000 beginning January 2, 2002, six monthly interest and principal payments of
   $4,500 beginning February 10, 2002; thereafter $3,000 monthly interest and principal payments with a final payment of $1,215 on April
   10, 2004                                                                         43,434         82,070

Unsecured promissory note to shareholder/officer; interest at 10% per annum payable in monthly principal and interest payments of $3,488
   beginning January 20,2002 with final payment of $3,006 on March 20, 2003         16,551         48,570

Unsecured promissory note to shareholder/affiliate; interest at 12% per
   annum; principal and accrued interest payable on March 31, 2003                  25,000             --
                                                                             -------------- --------------

Total notes payable to officers, shareholders and affiliates                       919,805        978,528

Less current portion                                                               111,098        199,619
                                                                             -------------- --------------
                                                                               ------------   ------------
Long-term portion                                                            $     808,707  $     778,909
                                                                             ============== ==============

Principal maturities of notes payable to officers, shareholders, and affiliates are as follows at December 31, 2002:

                              Principal
Year                           Amount
-------------------------------------------
                             --------------
2003                       $       111,098
2004                               524,217
2005                                15,961
2006                                17,633
2007                                19,479
Thereafter                         231,417
                           ----------------
                             --------------
TOTAL                      $       919,805
                           ================

                                      F-13

NOTE 7 - CREDIT LINES AND LONG-TERM DEBT

                                                                                 2002           2001
                                                                             -------------- --------------
$21,300 revolving credit line with bank secured by personal guarantee of a   $      14,733  $      15,310
   shareholder; minimum monthly payments of 2% of the outstanding principal; interest at 24.98% per annum

Revolving credit line with bank secured by the personal guarantee of a shareholder; minimum monthly payments of 2% of the outstanding
   principal; interest at 16.24% per annum                                           6,094          6,877

Revolving credit line with bank secured by the personal guarantee of an
   affiliate; interest at 18.32% per annum                                             540          1,346

Promissory note to a bank; secured by land held for sale; quarterly payments of interest only at 9.75% per annum through February 25, 2003 and
   8.75% per annum thereafter; quarterly principal and interest payments of
   $2,500 beginning May 25, 2003 with a final principal and
   interest payment of $87,528 on February 25, 2004                                 87,500         87,500

Note payable to a bank; collateralized by the Company's receivables, inventory and equipment; interest at prime plus 2.75% (7% at December
   31, 2002); payable in monthly installments of principal and interest of
   $836; matures May 2003                                                            4,103         13,421

Note payable to bank; unsecured; interest at 10% per annum; payable in monthly installments of principal and interest of $810; matures
   November 2003                                                                     9,052         17,392

Unsecured promissory note to office lessee for purpose of leasehold improvements; interest at 11% per annum; payable in monthly
   installments of principal and interest of $484; matures July 2003                 3,264          6,782

Unsecured promissory note; 10% interest; payable on demand                           3,255         10,000

Unsecured promissory note; 12% interest; payable in quarterly principal and interest installments of $7,500 beginning April 2003 with final
   payment due January 2005 of $5,556                                               50,000             --
                                                                             -------------- --------------

Total long-term debt                                                               178,541        158,628

Less current maturities                                                             60,215        143,504
                                                                             -------------- --------------

Long-term portion                                                            $     118,326  $      15,124
                                                                             ============== ==============

Principal maturities of credit lines and long-term debt are as follows at December 31, 2002:

                                                                    Exhibit 99.1

             CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the filing of SureQuest Systems, Inc. and Subsidiaries (the "Company") Annual Report on Form 10-KSB for the year ended December 31, 2002 with the Securities and Exchange Commission on the date hereof (the "Report"), I, C.Scott Sykes, Jr., Chief Executive Officer of the Company, certify, pursuant to the 18 U.S.C. (SS) 1350, as adopted pursuant to (SS) 906 of the Sarbanes-Oxley Act of 2002, that:

                  (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Act of 1934; and

                  (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ C. Scott Sykes,
Jr.
-----------------------
C. Scott Sykes, Jr. Chief Executive Officer

March 31, 2003

                                                                    Exhibit 99.2

               CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the filing of SureQuest Systems, Inc. and Subsidiaries (the "Company") Annual Report on Form 10-KSB for the period ended December 31, 2002 with the Securities and Exchange Commission on the date hereof (the "Report"), I, Stanley Janczyk, Chief Financial Officer of the Company, certify, pursuant to the 18 U.S.C. (SS) 1350, as adopted pursuant to (SS) 906 of the Sarbanes-Oxley Act of 2002, that:

                  (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Act of 1934; and

                  (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Stanley Janczyk
---------------------------
Stanley Janczyk
Chief Financial Officer

March 31, 2003



                                    EXHIBIT E

                                   CHAPTER 92A
                        MERGERS AND EXCHANGES OF INTEREST

                           RIGHTS OF DISSENTING OWNERS

NRS 92A.300       Definitions. As used in NRS 92A.300 to 92A.500,
                  inclusive, unless the context otherwise requires, the words and terms defined in NRS 92A.305 to 92A.335, inclusive, have the meanings ascribed to them in those sections.


NRS 92A.305       "Beneficial stockholder" defined. "Beneficial
                  stockholder" means a person who is a beneficial owner of shares held in a voting trust or by a nominee as the stockholder of record.

NRS 92A.310      "Corporate action" defined. "Corporate action" means the
                 action of a domestic corporation.

NRS 92A.315       "Dissenter" defined. "Dissenter" means a stockholder
                  who is entitled to dissent from a domestic corporation's action under NRS 92A.380 and who exercises that right when and in the manner required by NRS 92A.410 to 92A.480, inclusive.

NRS 92A.320       "Fair value" defined. "Fair value," with respect to a
                  dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which he objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.

NRS 92A.325      "Stockholder" defined. "Stockholder" means a
                  stockholder of record or a beneficial stockholder of a domestic corporation.

NRS 92A.330       "Stockholder of record" defined. "Stockholder of
                  record" means the person in whose name shares are registered in the records of a domestic corporation or the beneficial owner of shares to the extent of the rights granted by a nominee's certificate on file with the domestic corporation.

NRS 92A.335       "Subject corporation" defined. "Subject corporation"
                  means the domestic corporation which is the issuer of the shares held by a dissenter before the corporate action creating the dissenter's rights becomes effective or the surviving or acquiring entity of that issuer after the corporate action becomes effective.

NRS 92A.340       Computation of interest. Interest payable pursuant to
                  NRS 92A.300 to 92A.500, inclusive, must be computed from the effective date of the action until the date of payment, at the average rate currently paid by the entity on its principal bank loans or, if it has no bank loans, at a rate that is fair and equitable under all of the circumstances.

NRS 92A.350       Rights of dissenting partner of domestic limited
                  partnership. A partnership agreement of a domestic limited partnership or, unless otherwise provided in the partnership agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the partnership interest of a dissenting general or limited partner of a domestic limited partnership are available for any class or group of partnership interests in connection with any merger or exchange in which the domestic limited partnership is a constituent entity.

NRS 92A.360       Rights of dissenting member of domestic
                  limited-liability company. The articles of organization or operating agreement of a domestic limited-liability company or, unless otherwise provided in the articles of organization or operating agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the interest of a dissenting member are available in connection with any merger or exchange in which the domestic limited-liability company is a constituent entity.

NRS 92A.370       Rights of dissenting member of domestic nonprofit corporation.

                           1. Except as otherwise provided in subsection 2, and
                  unless otherwise provided in the articles or bylaws, any member of any constituent domestic nonprofit corporation who voted against the merger may, without prior notice, but within 30 days after the effective date of the merger, resign from membership and is thereby excused from all contractual obligations to the constituent or surviving corporations which did not occur before his resignation and is thereby entitled to those rights, if any, which would have existed if there had been no merger and the membership had been terminated or the member had been expelled.

                           2. Unless otherwise provided in its articles of
                  incorporation or bylaws, no member of a domestic nonprofit corporation, including, but not limited to, a cooperative corporation, which supplies services described in chapter 704 of NRS to its members only, and no person who is a member of a domestic nonprofit corporation as a condition of or by reason of the ownership of an interest in real property, may resign and dissent pursuant to subsection 1.

NRS 92A.380       Right of stockholder to dissent from certain corporate
                  actions and to obtain payment for shares.

                           1. Except as otherwise provided in NRS 92A.370 and
                  92A.390, a stockholder is entitled to dissent from, and obtain payment of the fair value of his shares in the event of any of the following corporate actions:

                                    (a) Consummation of a plan of merger to
                           which the domestic corporation is a party:

                                            (1) If approval by the stockholders
                                    is required for the merger by NRS 92A.120 to 92A.160, inclusive, or the articles of incorporation and he is entitled to vote on the merger; or (2) If the domestic corporation is a subsidiary and is merged with its parent under NRS 92A.180.

                                    (b) Consummation of a plan of exchange to
                           which the domestic corporation is a party as the corporation whose subject owner's interests will be acquired, if he is entitled to vote on the plan.

                                    (c) Any corporate action taken pursuant to a
                           vote of the stockholders to the event that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.

                           2. A stockholder who is entitled to dissent and
                  obtain payment under NRS 92A.300 to 92A.500, inclusive, may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to him or the domestic corporation.

NRS 92A.390       Limitations on right of dissent: Stockholders of
                  certain classes or series; action of stockholders not required for plan of merger.

                           1. There is no right of dissent with respect to a
                  plan of merger or exchange in favor of stockholders of any class or series which, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting at which the plan of merger or exchange is to be acted on, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held by at least 2,000 stockholders of record, unless:

                                    (a) The articles of incorporation of the
                           corporation issuing the shares provide otherwise; or

                                    (b) The holders of the class or series are
                           required under the plan of merger or exchange to accept for the shares anything except:

                                            (1) Cash, owner's interests or
                                    owner's interests and cash in lieu of
                                    fractional owner's interests of:

                                                     (I) The surviving or
                                            acquiring entity; or

                                                     (II) Any other entity
                                            which, at the effective date of the
                                            plan of merger or exchange, were
                                            either listed on a national
                                            securities exchange, included in the
                                            national market system by the
                                            National Association of Securities
                                            Dealers, Inc., or held of record by
                                            a least 2,000 holders of owner's
                                            interests of record; or (2) A
                                            combination of cash and owner's
                                            interests of the kind described in
                                            sub-subparagraphs (I) and (II) of
                                            subparagraph (1) of paragraph (b).

                           2. There is no right of dissent for any holders of
                  stock of the surviving domestic corporation if the plan of merger does not require action of the stockholders of the surviving domestic corporation under NRS 92A.130.

NRS 92A.400       Limitations on right of dissent: Assertion as to
                  portions only to shares registered to stockholder; assertion by beneficial stockholder.

                           1. A stockholder of record may assert dissenter's
                  rights as to fewer than all of the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one person and notifies the subject corporation in writing of the name and address of each person on whose behalf he asserts dissenter's rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which he dissents and his other shares were registered in the names of different stockholders.

                           2. A beneficial stockholder may assert dissenter's
                  rights as to shares held on his behalf only if:

                                    (a) He submits to the subject corporation
                           the written consent of the stockholder of record to the dissent not later than the time the beneficial stockholder asserts dissenter's rights; and

                                    (b) He does so with respect to all shares of
                           which he is the beneficial stockholder or over which he has power to direct the vote.

NRS 92A.410      Notification of stockholders regarding right of dissent.

                           1. If a proposed corporate action creating
                  dissenters' rights is submitted to a vote at a stockholders' meeting, the notice of the meeting must state that stockholders are or may be entitled to assert dissenters' rights under NRS 92A.300 to 92A.500, inclusive, and be accompanied by a copy of those sections.

                           2. If the corporate action creating dissenters'
                  rights is taken by written consent of the stockholders or without a vote of the stockholders, the domestic corporation shall notify in writing all stockholders entitled to assert dissenters' rights that the action was taken and send them the dissenter's notice described in NRS 92A.430.

NRS 92A.420       Prerequisites to demand for payment for shares.
                  ----------------------------------------------

                           1. If a proposed corporate action creating
                  dissenters' rights is submitted to a vote at a stockholders' meeting, a stockholder who wishes to assert dissenter's rights:


                                    (a) Must deliver to the subject corporation,
                           before the vote is taken, written notice of his intent to demand payment for his shares if the proposed action is effectuated; and

                                    (b) Must not vote his shares in favor of the
                           proposed action.

                           2. A stockholder who does not satisfy the
                  requirements of subsection 1 is not entitled to payment for his shares under this chapter.

NRS 92A.430       Dissenter's notice: Delivery to stockholders entitled to
                  assert rights; contents.

                           1. If a proposed corporate action creating
                  dissenters' rights is authorized at a stockholders' meeting, the subject corporation shall deliver a written dissenter's notice to all stockholders who satisfied the requirements to assert those rights.

                           2. The dissenter's notice must be sent no later than
                  10 days after the effectuation of the corporate action, and must:

                                    (a) State where the demand for payment must
                           be sent and where and when certificates, if any, for shares must be deposited;

                                    (b) Inform the holders of shares not
                           represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received;

                                    (c) Supply a form for demanding payment that
                           includes the date of the first announcement to the news media or to the stockholders of the terms of the proposed action and requires that the person asserting dissenter's rights certify whether or not he acquired beneficial ownership of the shares before that date;

                                    (d) Set a date by which the subject
                           corporation must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered; and

                                    (e) Be accompanied by a copy of NRS 92A.300
                           to 92A.500, inclusive.

NRS 92A.440          Demand for payment and deposit of certificates; retention
                     of rights of stockholder.

                           1. A stockholder to whom a dissenter's notice is sent
                     must:

                                    (a) Demand payment;

                                    (b) Certify whether he acquired beneficial
                           ownership of the shares before the date required to be set forth in the dissenter's notice for this certification; and

                                    (c) Deposit his certificates, if any, in
                           accordance with the terms of the notice.

                           2. The stockholder who demands payment and deposits
                  his certificates, if any, before the proposed corporate action is taken retains all other rights of a stockholder until those rights are canceled or modified by the taking of the proposed corporate action.

                           3. The stockholder who does not demand payment or
                  deposit his certificates where required, each by the date set forth in the dissenter's notice, is not entitled to payment for his shares under this chapter.

NRS 92A.450       Uncertificated shares: Authority to restrict transfer after demand for payment; retention of rights of stockholder.

                           1. The subject corporation may restrict the transfer
                  of shares not represented by a certificate from the date the demand for their payment is received.

                           2. The person for whom dissenter's rights are
                  asserted as to shares not represented by a certificate retains all other rights of a stockholder until those rights are canceled or modified by the taking of the proposed corporate action.

NRS 92A.460       Payment for shares: General requirements.

                           1. Except as otherwise provided in NRS 92A.470,
                  within 30 days after receipt of a demand for payment, the subject corporation shall pay each dissenter who complied with NRS 92A.440 the amount the subject corporation estimates to be the fair value of his shares, plus accrued interest. The obligation of the subject corporation under this subsection may be enforced by the district court:

                                    (a) Of the county where the corporation's
                           registered office is located; or

                                    (b) At the election of any dissenter
                           residing or having its registered office in this state, of the county where the dissenter resides or has its registered office. The court shall dispose of the complaint promptly.

                           2. The payment must be accompanied by:

                                    (a) The subject corporation's balance sheet
                           as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders' equity for that year and the latest available interim financial statements, if any;

                                    (b) A statement of the subject corporation's
                           estimate of the fair value of the shares;

                                    (c) An explanation of how the interest was
                           calculated;

                                    (d) A statement of the dissenter's rights to
                           demand payment under NRS 92A.480; and

                                    (e) A copy of NRS 92A.300 to 92A.500,
                           inclusive.

NRS 92A.470       Payment for shares: Shares acquired on or after date of
                  dissenter's notice.

                           1. A subject corporation may elect to withhold
                  payment from a dissenter unless he was the beneficial owner of the shares before the date set forth in the dissenter's notice as the date of the first announcement to the news media or to the stockholders of the terms of the proposed action.

                           2. To the extent the subject corporation elects to
                  withhold payment, after taking the proposed action, it shall estimate the fair value of the shares, plus accrued interest, and shall offer to pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The subject corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenters' right to demand payment pursuant to NRS 92A.480.

NRS 92A.480       Dissenter's estimate of fair value: Notification of subject corporation; demand for payment of estimate.

                           1. A dissenter may notify the subject corporation in
                  writing of his own estimate of the fair value of his shares and the amount of interest due, and demand payment of his estimate, less any payment pursuant to NRS 92A.460, or reject the offer pursuant to NRS 92A.470 and demand payment of the fair value of his shares and interest due, if he believes that the amount paid pursuant to NRS 92A.460 or offered pursuant to NRS 92A.470 is less than the fair value of his shares or that the interest due is incorrectly calculated.

                           2. A dissenter waives his right to demand payment
                  pursuant to this section unless he notifies the subject corporation of his demand in writing within 30 days after the subject corporation made or offered payment for his shares.

NRS 92A.490       Legal proceeding to determine fair value: Duties of subject corporation; powers of court; rights of dissenter.

                           1. If a demand for payment remains unsettled, the
                  subject corporation shall commence a proceeding within 60 days after receiving the demand and petition the court to determine the fair value of the shares and accrued interest. If the subject corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

                           2. A subject corporation shall commence the
                  proceeding in the district court of the county where its registered office is located. If the subject corporation is a foreign entity without a resident agent in the state, it shall commence the proceeding in the county where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign entity was located.

                           3. The subject corporation shall make all dissenters,
                  whether or not residents of Nevada, whose demands remain unsettled, parties to the proceeding as in an action against their shares. All parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

                           4. The jurisdiction of the court in which the
                  proceeding is commenced under subsection 2 is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or any amendment thereto. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

                           5. Each dissenter who is made a party to the
                  proceeding is entitled to a judgment:

                                    (a) For the amount, if any, by which the
                           court finds the fair value of his shares, plus interest, exceeds the amount paid by the subject corporation; or

                                    (b) For the fair value, plus accrued
                           interest, of his after-acquired shares for which the subject corporation elected to withhold payment pursuant to NRS 92A.470.

NRS 92A.500       Legal proceeding to determine fair value: Assessment of
                  costs and fees.

                           1. The court in a proceeding to determine fair value
                  shall determine all of the costs of the proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court. The court shall assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment.

                           2. The court may also assess the fees and expenses of
                  the counsel and experts for the respective parties, in amounts the court finds equitable:

                                    (a) Against the subject corporation and in
                           favor of all dissenters if the court finds the subject corporation did not substantially comply with the requirements of NRS 92A.300 to 92A.500, inclusive; or

                                    (b) Against either the subject corporation
                           or a dissenter in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by NRS 92A.300 to 92A.500, inclusive.

                           3. If the court finds that the services of counsel
                  for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the subject corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

                           4. In a proceeding commenced pursuant to NRS 92A.460,
                  the court may assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters who are parties to the proceeding, in amounts the court finds equitable, to the extent the court finds that such parties did not act in good faith in instituting the proceeding.

                           5. This section does not preclude any party in a
                  proceeding commenced pursuant to NRS 92A.460 or 92A.490 from applying the provisions of N.R.C.P. 68 or NRS 17.115.







                              LETTER OF TRANSMITTAL

                     To Accompany Certificates Representing
                          Shares of Old Common Stock of


                             SUREQUEST SYSTEMS, INC.
                             (a Nevada Corporation)


          Converted into a Right to Receive Shares of New Common Stock

                       Pursuant to the Reincorporation of
                             SureQuest Systems, Inc.

              Surrender Certificates for Shares of Old Common Stock
                         of SureQuest Systems, Inc. to:

                        ATLAS STOCK TRANSFER CORPORATION

By Mail:                                             By Hand:

ATLAS STOCK TRANSFER CORPORATION
5899 South State Street                              5899 South State Street
Salt Lake City, Utah 84107                           Salt Lake City, Utah 84107
Attn:  Frank Kimball                                 Attn:  Frank Kimball

                              For information call:
                                 (801) 266-7151

         The instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed. If certificates are registered in different names, a separate Letter of Transmittal must be submitted for each different registered owner.

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                     DESCRIPTION OF CERTIFICATES SURRENDERED
-------------------------------------------------------------------------------
Name(s) and Address(es) of Certificate(s) Enclosed Registered Owner(s) (Attach additional (Please fill in, if blank) list if necessary)
-------------------------------------------------------------------------------
                                              Total Number
                                               of Shares
                                  Certificate             Represented by
                                   Number(s)              Certificate(s)
                                ============================================
                Total Shares:
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                SIGNATURES MUST BE PROVIDED AND GUARANTEED BELOW
               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY



Gentlemen:

         The undersigned hereby surrenders the certificate(s) listed above (the "Company Certificates") representing shares of common stock, $.001, of SureQuest Systems, Inc., a Nevada corporation (the "Company Common Stock"), for cancellation in exchange for shares of common stock, par value $.001, ("SureQuest Systems Delaware Common Stock"), of SureQuest Systems, Inc., a Delaware corporation ("SureQuest Systems Delaware") at the exchange ratio of one share of common stock of SureQuest Systems Delaware for each ten shares of common stock of the Company owned by you as of the record date of the reincorporation surrendered hereby, pursuant to a merger of the Company into SureQuest Systems Delaware (the "Merger"). The terms and conditions of the Merger are set forth in an Information Statement previously mailed to the shareholders of the Company. The undersigned understands that the exchange of Company Common Stock is subject to the terms and conditions set forth in the accompanying Instruction. The undersigned hereby waives any right to demand appraisal of the fair value of the Company Common Stock surrendered hereby.

         The undersigned understands that a certificate representing SureQuest Systems Delaware Common Stock will be sent by mail as soon as practicable following the receipt of the Company Common Stock, this Letter of Transmittal and a check payable to Atlas Stock Transfer Corporation in the amount of $19.00 ("Transfer Fee") for each certificate representing SureQuest Systems Delaware Common Stock to be issued delivered by any reasonable procedure requested by the undersigned and agreed to by the Exchange Agent.

         Please issue and deliver the certificate representing the number of shares of SureQuest Systems Delaware Common Stock to which the undersigned is entitled in exchange for the Company Common Stock surrendered pursuant to this Letter of Transmittal to the undersigned at the address specified under "Description of Company Certificates Surrendered" above unless otherwise indicated under "Special Registration and Payment Instructions" or "Special Delivery Instructions" below.

SPECIAL REGISTRATION INSTRUCTIONS                            SPECIAL DELIVERY INSTRUCTIONS
(See Instruction 2 below)                                    (See Instruction 2 below)

COMPLETE ONLY if the certificates for SureQuest              COMPLETE ONLY if the certificates for SureQuest
Systems Delaware Common Stock are to be                      Systems Delaware Common Stock are to be
certificates for SureQuest Systems registered in             issued in the name of but are to be sent OTHER
the name of a person OTHER than the name(s) of               than to the address of the registered holder(s)
the registered holder(s) appearing under                     appearing under "DESCRIPTION OF CERTIFICATES
"DESCRIPTION OF CERTIFICATES SUBMITTED."                     SUBMITTED" or, if the box immediately to the
                                                             left is filled in, OTHER THAN to the address
                                                             appearing therein.
Name ______________________________
(Please Print)
                                                             Mail or deliver to:
Address ___________________________
                                                             Name _____________________________
___________________________________                          (Please Print)
(Include Zip Code)
                                                             Address __________________________
___________________________________
(Signature)
                                                             __________________________________
                                                             (Include Zip Code)
___________________________________
(Tax Identification or Social                                __________________________________
Security Number)                                             (Tax Identification or Social
(See Substitute Form W-9)                                    Security Number)
                                                             (See Substitute Form W-9)


         The undersigned hereby warrants to the Company that the undersigned has full power and authority to submit, sell, assign and transfer the Certificates described above, free and clear of all liens, charges and encumbrances and not subject to any adverse claim. The undersigned will, upon request, execute any additional documents necessary or desirable to complete the transfer of the Certificates.

         All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and all obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

         SIGN HERE AND, IF REQUIRED, HAVE SIGNATURES GUARANTEED (If Special Registration and Payment Instructions are given, or if signature is by other than the registered holder, signature(s) must be guaranteed. See Instruction 2.)

-------------------------------------------------------------------------------
                        (Signature(s) of Shareholder(s)
                      Dated: ________________________, 2003

(Must be signed by the registered holder(s) exactly as name(s) appear(s) on the Certificates or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth full title and see Instructions 2 and
3)

Name(s):

--------------------------------------------------------------------------------
                             (Please Type or Print)

Capacity (Full Title)

Address
                               (include Zip Code)

Area Code and Tel. No.
Tax Identification or
Social Security No.

                            Guarantee of Signature(s)
                               (See Instruction 2)

Authorized Signature

Name
                             (Please Type or Print)

Name of Firm

Address

-------------------------------------------------------------------------------
                               (Include Zip Code)

Area Code and Tel. No.
                      Dated: ________________________, 2003



                                  INSTRUCTIONS

         1. Delivery of Letter of Transmittal and Certificates. Certificates, together with a signed and completed Letter of Transmittal and any required supporting documents, should be sent to or delivered at the address shown on the face of this Letter of Transmittal. If any of the Certificates are registered in different names, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Certificates. The method of delivery of this Letter of Transmittal, the Certificates and all other required documents is at the option and risk of the shareholder(s) and the delivery will be deemed made only when actually received by Pacific Stock Transfer Co.. A Letter of Transmittal, the Certificates and any other required documents must be properly received by Pacific Stock Transfer Co., in form satisfactory to it, in order for the delivery and surrender to be effective and the risk of loss of the Certificates to pass to the Company. If delivery is by mail, registered or certified mail with return receipt requested, properly insured, is recommended.

         2. Guarantee of Signatures. Signatures on this Letter of Transmittal must be guaranteed by a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or by a commercial bank or trust company having an office or correspondent in the United States (an "Eligible Institution"), unless the Certificate(s) are surrendered (i) by the registered holder of the Certificates who has not completed the box entitled "Special Registration Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal or (ii) for the account of an Eligible Institution.

         3. Signatures. If this Letter of Transmittal is signed by the registered holder(s) of the Certificates, the signature(s) must correspond exactly with the name(s) as written on the face of the Certificates without alteration, enlargement or any change whatsoever.

         If any Certificate is held of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

         If this Letter of Transmittal or any Certificates or stock powers are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and submit evidence satisfactory to the Company of such person's authority so to act.

         4. Validity of Surrender; Irregularities. All questions as to validity, form and eligibility of any surrender of Certificates hereunder will be determined by the Company. The Company reserves the right to waive any irregularities or defects in the surrender of any Certificates, and its interpretations of the terms and conditions of the Merger and of this Letter of Transmittal (including these Instructions) with respect to such irregularities or defects shall be final and binding on all parties. A surrender will not be deemed to have been made until all irregularities have been cured or waived.

         5. Special Delivery Instructions. Indicate the name and address of the person(s) to which certificates for SureQuest Systems Delaware Common
Stock are to be issued or sent if different from the name and address of the person(s) signing this Letter of Transmittal.

         6. Additional Copies. Additional copies of this Letter of Transmittal and of the Information Statement may be obtained from Pacific Stock Transfer Co. located at 500 El Warm Springs Road, Suite 240, Las Vegas, Nevada 89119.

         7. Inadequate Space. If the space provided on this Letter of Transmittal is inadequate, the Certificate numbers and numbers of Company Common Stock should be listed on a separate signed schedule affixed hereto.

         8. Letter of Transmittal Required; Surrender of Certificates; Lost Certificates. A shareholder will not receive any SureQuest Systems
Delaware Common Stock unless and until this Letter of Transmittal or a facsimile hereof, duly completed and signed, is delivered to Pacific Stock Transfer Co., together with the Company Certificates and any required accompanying evidences of authority in form satisfactory to Pacific Stock Transfer Co.. If the Certificates have been lost or destroyed, such should be indicated on the face of this Letter of Transmittal. In such event, the Company will forward additional documentation necessary to be completed in order to effectively surrender such lost or destroyed Certificates.

                            IMPORTANT TAX INFORMATION

         Under federal income tax law, a shareholder is required to provide the Company with his correct TIN on Substitute Form W-9 below. If such shareholder is an individual, the TIN is his Social Security number. If the Company is not provided with the correct TIN, the shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such shareholder may be subject to backup withholding.

         Certain shareholders (including, among others, all corporations and certain foreign individuals) are not subject to backup withholding and reporting requirements and should indicate their exempt status on Substitute Form W-9.

         If backup withholding applies, the Company is required to withhold 31% of any payments made to the shareholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained

Purpose of Substitute Form W-9

         To prevent backup withholding on payments that are made to a shareholder, the shareholder is required to notify the Company of his correct TIN by completing the form below certifying that the TIN provided on the Substitute Form W-9 is correct (or that such shareholder is awaiting a TIN) and that (1) the shareholder has not been notified by the Internal Revenue Service that he is subject to backup withholding as a result of failure to report all interest or dividends or (2) the Internal Revenue Service has notified the shareholder that he is no longer subject to backup withholding.

What Number to Give the Company

         The shareholder is required to give the Company the social security number or employer identification number of the record owner of the Certificates.

                   PAYER'S NAME: SUREQUEST SYSTEMS, INC.


-------------------------------------------------------------------------------

SUBSTITUTE FORM W-9                  Part 1   PLEASE PROVIDE YOUR TIN IN THE
                                     SPACE BELOW AND CERTIFY BY SIGNING AND
                                     DATING PART 3.

                                     Social Security Number____________________
                                              OR
                                     Employer Identification Number____________

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DEPARTMENT OF THE TREASURY
INTERNAL REVENUE SERVICE            Part 2   Check the box if you are NOT
                                    subject to back up withholding under the
                                    provisions of Section  3406(a)(1)(C) of the
                                    Internal Revenue Code because (1) you have
                                    not been notified that you are subject
                                    to backup withholding as a result of
                                    failure to report all interest or dividends
                                    or (2) the Internal Revenue Service has
                                    notified you that you are no longer subject
                                    to backup withholding              ______

-------------------------------------------------------------------------------

PAYERS REQUEST FOR TAXPAYER
IDENTIFICATION NUMBER ("TIN")       Part 3  CERTIFICATION - Under penalties
                                    of perjury, I certify that the information provided on this form is true, correct and complete.

                                    Signature: _______________________________

                                    Date:_____________________________________

                                                  Awaiting TIN?        _______

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NOTE:    FAILURE TO COMPLETE THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31%
OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE AMENDMENT.